UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03327

MFS SERIES TRUST XIII

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: February 28*

Date of reporting period: February 28, 2021

*

This Form N-CSR pertains to the following series of the Registrant: MFS Diversified Income Fund, MFS Government Securities Fund and MFS New Discovery Value Fund. The remaining series of the Registrant has a fiscal year end other than February 28.

ITEM 1.	REPORTS TO STOCKHOLDERS.

1(a):

Annual Report
February 28, 2021
MFS®  Diversified
Income Fund
DIF-ANN

MFS® Diversified
Income Fund

Contact information	back cover
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CEO
Dear Shareholders:
Markets have experienced dramatic swings since the coronavirus pandemic brought the global economy to a standstill for several months early in 2020. The speedy development of vaccines and therapeutics brightened the economic and market outlook, but uncertainty remains as new variants of the virus appear and questions persist over how fast vaccines can be made widely available. In the United States, political uncertainty eased after former Vice President Joe Biden won the presidential election and the Democrats gained control of a closely divided Senate.
Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support. Having passed a $1.9 trillion stimulus package in March, the U.S. Congress is expected to approve additional stimulus later this year, some of it focused on infrastructure. Along with extraordinary government expenditures, pent-up consumer demand could fuel a surge in economic activity as coronavirus restrictions are eased. Because of this, markets anticipate at least temporary inflation pressures in the months ahead and have pushed up yields on global government bonds, resulting in ripple effects being felt across most financial markets. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, recent dramatic increases in speculative retail trading bear watching.
In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
April 15, 2021
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

Portfolio Composition
Portfolio structure (i)
Top ten holdings (i)
U.S. Treasury Note 2 yr Future - JUN 2021	1.3%
Prologis, Inc., REIT	1.2%
Equinix, Inc., REIT	1.0%
Fannie Mae, 2%, 30 year	0.9%
U.S. Treasury Note 10 yr Future - JUN 2021	0.9%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	0.8%
Welltower, Inc., REIT	0.8%
Roche Holding AG	0.8%
AvalonBay Communities, Inc., REIT	0.7%
U.S. Treasury Bond Future - JUN 2021	(0.7)%
GICS equity sectors (g)(i)
Real Estate	15.2%
Health Care	3.4%
Financials	3.1%
Consumer Staples	2.7%
Information Technology	2.6%
Industrials	1.7%
Communication Services	1.2%
Energy	0.9%
Utilities	0.9%
Materials	0.9%
Consumer Discretionary	0.7%
ETFs	0.4%
Convertible Debt	0.2%
Equity Warrants (o)	0.0%
Equity Options	(0.2)%
Fixed income sectors (i)
High Yield Corporates	28.0%
Emerging Markets Bonds	17.6%
Mortgage-Backed Securities	10.8%
U.S. Treasury Securities	7.1%
Investment Grade Corporates	0.8%
Commercial Mortgage-Backed Securities	0.6%
Municipal Bonds	0.5%
Collateralized Debt Obligations	0.3%
U.S. Government Agencies	0.1%
Floating Rate Loans	0.1%
Non-U.S. Government Bonds (o)	0.0%
Asset-Backed Securities (o)	0.0%

Portfolio Composition - continued
Composition including fixed income credit quality (a)(i)
AAA	0.8%
AA	1.4%
A	1.2%
BBB	4.5%
BB	19.8%
B	14.6%
CCC	5.1%
CC (o)	0.0%
C	0.1%
D (o)	0.0%
U.S. Government	5.3%
Federal Agencies	10.9%
Not Rated	2.3%
Non-Fixed Income	33.7%
Cash & Cash Equivalents	1.9%
Other	(1.6)%
Issuer country weightings (i)(x)
United States	67.9%
Canada	2.6%
Switzerland	1.7%
China	1.7%
Japan	1.5%
United Kingdom	1.4%
India	1.1%
Mexico	1.0%
France	1.0%
Other Countries	20.1%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change.U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities.Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency.Non-Fixed Income includes any equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives.The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.

Portfolio Composition - continued
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(o)	Less than 0.1%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
The fund invests a portion of its assets in the MFS High Yield Pooled Portfolio. Percentages include the indirect exposure to the underlying holdings, including investments in money market funds and Other, of the MFS High Yield Pooled Portfolio and not the direct exposure from investing in the MFS High Yield Pooled Portfolio itself.
Cash & Cash Equivalents includes any direct exposure to cash, direct and indirect exposure to investments in money market funds, cash equivalents, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s direct cash position and other assets and liabilities.
Other includes the direct and indirect equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of February 28, 2021.
The portfolio is actively managed and current holdings may be different.

Management Review
Summary of Results
The MFS Diversified Income Fund (fund) includes investments in lower quality debt instruments, U.S. government securities, emerging market debt instruments, dividend-paying equity securities, and real estate-related instruments.
For the twelve months ended February 28, 2021, Class A shares of the fund provided a total return of 5.28%, at net asset value. This compares with a return of 31.29% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index. The fund’s other benchmark, the MFS Diversified Income Fund Blended Index (Blended Index) generated a return of 6.63% over the reporting period. The Blended Index reflects the blended returns of various equity and fixed income market indices, with percentage allocations to each index designed to resemble the allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.
Market Environment
Although markets experienced an extraordinarily sharp selloff early in the period, many markets had an unusually rapid recovery thereafter. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus, and more fiscal firepower is in the process of being deployed. At this point, the global economy looks to have experienced the shortest — albeit the deepest and steepest — recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of new coronavirus variants, what their impacts will be and how quickly vaccines to guard against them can be manufactured and distributed. There remain worries over whether enough people will get vaccinated to bring about herd immunity.
Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These undertakings proved largely successful in helping to restore market function, ease volatility and stimulate a continued rebound. In the middle of the period, the US Federal Reserve adopted a new, flexible, average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies — a departure from the usual market-dictated response to risk-off crises.
Optimism that global growth will improve as vaccines become more widely available, along with production cuts from Saudi Arabia, sent crude oil prices higher late in the period. The rally helped support the bonds of shale oil producers, improving their ability to service their debts. Prices of many raw materials have also rebounded strongly as the global manufacturing sector has proved quite resilient during the pandemic.
Late in the period, focus turned to the threat of resurgent inflation resulting from the monumental levels of economic stimulus and the unleashing of pandemic-induced pent-up demand. In response to these concerns, global government bond yields have risen materially in recent months and market leadership has shifted from a handful of

Management Review - continued
mega-cap technology companies to a broader array of small cap and value stocks. At the same time, signs of excess investor enthusiasm have been seen in pockets of the market, such as stocks that are popular with users of online message boards and equities issued by special purpose acquisition companies (SPACs).
Factors Affecting Performance
During the reporting period, security selection within the fund's high yield bond segment was a primary detractor from performance relative to the Blended Index. Overweight positions in both the REIT and U.S. government segments of the fund, and its underweight position in the equity segment, further held back relative results.
Conversely, security selection within the REIT, emerging market debt and equity segments contributed to relative performance as these asset classes outpaced their respective market segments during the reporting period.
Respectfully,
Portfolio Manager(s)
Robert Almeida, Neeraj Arora, David Cole, Rick Gable, Matt Ryan, Jonathan Sage,
Geoffrey Schechter, and Michael Skatrud
Note to Shareholders: Effective June 15, 2021, the investment strategy for the fund will change to add a neutral allocation to investment grade quality debt instruments and reduce the fund's current neutral allocation to U.S. government securities and real estate-related investments. In connection with these changes, effective June 15, 2021, Henry Peabody and Alexander Mackey will be added as Portfolio Managers of the fund. Please see the fund's prospectus for details.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

Performance Summary THROUGH 2/28/21
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment

Performance Summary  - continued
Total Returns through 2/28/21
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	5/26/06	5.28%	6.74%	6.09%	N/A
C	5/26/06	4.57%	5.95%	5.32%	N/A
I	5/26/06	5.54%	7.01%	6.36%	N/A
R1	7/01/08	4.49%	5.95%	5.31%	N/A
R2	7/01/08	5.01%	6.48%	5.84%	N/A
R3	7/01/08	5.36%	6.76%	6.10%	N/A
R4	7/01/08	5.62%	7.01%	6.37%	N/A
R6	7/02/12	5.64%	7.11%	N/A	6.44%
Comparative benchmark(s)

Standard & Poor’s 500 Stock Index (f)	31.29%	16.82%	13.43%	N/A
MFS Diversified Income Fund Blended Index (f)(w)	6.63%	6.86%	5.95%	N/A
Bloomberg Barclays U.S. Government/Mortgage Bond Index (f)	0.63%	2.62%	2.96%	N/A
Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (f)	9.31%	8.95%	6.49%	N/A
JPMorgan Emerging Markets Bond Index Global (f)	0.99%	5.65%	5.59%	N/A
MSCI All Country World High Dividend Yield Index (net div) (f)	15.66%	9.78%	6.60%	N/A
MSCI US REIT Index (net div) (f)	2.13%	5.16%	6.60	N/A
Average annual with sales charge

A With Initial Sales Charge (4.25%)	0.80%	5.82%	5.63%	N/A
C With CDSC (1% for 12 months) (v)	3.57%	5.95%	5.32%	N/A
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
(w)	As of February 28, 2021, the MFS Diversified Income Fund Blended Index (a custom index) was comprised of 25% Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index, 20% Bloomberg Barclays U.S. Government/Mortgage Bond Index, 15% JPMorgan Emerging Markets Bond Index Global, 20% Morgan Stanley Capital International (MSCI) US REIT Index (net div), and 20% Morgan Stanley Capital International (MSCI) All Country World (ACWI) High Dividend Yield Index (net div).

Performance Summary  - continued
Benchmark Definition(s)
Bloomberg Barclays U.S. Government/Mortgage Bond Index(a) – measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).
Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index(a) – a component of the Bloomberg Barclays U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.
JPMorgan Emerging Markets Bond Index Global – measures the performance of U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.
MSCI All Country World High Dividend Yield Index(e) (net div) – is designed to reflect the performance of developed and emerging markets equities with higher-than-average dividend income and quality characteristics.
MSCI US REIT Index(e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance for real estate investment trusts (REITs) that generate a majority of their revenue and income from real estate rental and leasing operations.
Standard & Poor's 500 Stock Index(g) – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
It is not possible to invest directly in an index.
(a)	BLOOMBERG ® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg's licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
(g)	“Standard & Poor's®” and “S&P®” are registered trademarks of Standard & Poor's Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS's product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total

Performance Summary  - continued
return from the class inception date to the stated period end date. As the fund's share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

Expense Table
Fund expenses borne by the shareholders during the period,
September 1, 2020 through February 28, 2021
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the MFS High Yield Pooled Portfolio, an underlying MFS Pooled Portfolio in which the fund invests. MFS Pooled Portfolios are mutual funds advised by MFS that do not pay management fees to MFS but do incur investment and operating costs. If these transactional and indirect costs were included, your costs would have been higher.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2020 through February 28, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 9/01/20	Ending Account Value 2/28/21	Expenses Paid During Period (p) 9/01/20-2/28/21
A	Actual	0.97%	$1,000.00	$1,050.54	$4.93
	Hypothetical(h)	0.97%	$1,000.00	$1,019.98	$4.86
C	Actual	1.72%	$1,000.00	$1,047.44	$8.73
	Hypothetical(h)	1.72%	$1,000.00	$1,016.27	$8.60
I	Actual	0.72%	$1,000.00	$1,052.68	$3.66
	Hypothetical(h)	0.72%	$1,000.00	$1,021.22	$3.61
R1	Actual	1.72%	$1,000.00	$1,047.47	$8.73
	Hypothetical(h)	1.72%	$1,000.00	$1,016.27	$8.60
R2	Actual	1.22%	$1,000.00	$1,050.06	$6.20
	Hypothetical(h)	1.22%	$1,000.00	$1,018.74	$6.11
R3	Actual	0.97%	$1,000.00	$1,051.34	$4.93
	Hypothetical(h)	0.97%	$1,000.00	$1,019.98	$4.86
R4	Actual	0.72%	$1,000.00	$1,052.65	$3.66
	Hypothetical(h)	0.72%	$1,000.00	$1,021.22	$3.61
R6	Actual	0.64%	$1,000.00	$1,052.30	$3.26
	Hypothetical(h)	0.64%	$1,000.00	$1,021.62	$3.21
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

Portfolio of Investments
2/28/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Bonds – 35.0%
Aerospace – 0.0%
Dae Sukuk DIFC Ltd., 3.75%, 2/15/2026 (n)	$1,258,000	$ 1,305,729
Asset-Backed & Securitized – 0.9%
Arbor Realty Trust, Inc., 1.63%, 12/15/2035 (n)(w)	$998,500	$ 998,500
Bancorp Commercial Mortgage Trust, 2019-CRE6, “A”, FLR, 3.316% (LIBOR - 1mo. + 1.05%), 9/15/2036 (n)	2,001,921	2,001,920
BBCMS Mortgage Trust, 2021-C9, “XA”, 1.77%, 2/15/2054 (i)(w)	3,579,749	459,532
Benchmark Mortgage Trust, 2020-B18, “A5”, 1.925%, 8/15/2053	1,701,492	1,682,330
Cantor Commercial Real Estate, 2019-CF3, “A4”, 3.006%, 1/15/2053	2,150,000	2,308,997
Capital Automotive, 2020-1A, “A4”, REIT, 3.19%, 2/15/2050 (n)	516,389	535,541
Citigroup Commercial Mortgage Trust, 2019-C7, “A4”, 3.102%, 12/15/2072	771,605	832,676
Citigroup Commercial Mortgage Trust, 2019-XA, “C7”, 0.877%, 12/15/2072 (i)(n)	9,496,111	594,795
Commercial Mortgage Pass-Through Certificates, 2020-BN28, “A4”, 1.844%, 3/15/2063	386,670	378,418
Commercial Mortgage Pass-Through Certificates, 2020-BN29, “A4”, 1.997%, 11/15/2053	1,082,036	1,071,152
Commercial Mortgage Pass-Through Certificates, 2020-BN30, “A4”, 2.037%, 12/10/2053	958,000	944,846
Commercial Mortgage Trust, 2015-PC1, “A5”, 3.902%, 7/10/2050	1,800,000	1,992,872
CSAIL Commercial Mortgage Trust, 2015-C2, “A4”, 3.504%, 6/15/2057	58,835	64,096
GS Mortgage Securities Trust, 2015-GC30, “A4”, 3.382%, 5/10/2050	1,750,000	1,902,621
GS Mortgage Securities Trust, 2015-GC32, “A2”, 3.062%, 7/10/2048	217,680	217,714
GS Mortgage Securities Trust, 2020-GC45, “A5”, 2.95%, 2/13/2053	1,421,853	1,516,409
Madison Park Funding Ltd., 2014-13A, “BR2”, FLR, 1.723% (LIBOR - 3mo. + 1.5%), 4/19/2030 (n)	2,390,920	2,403,592
MF1 Multi-Family Housing Mortgage Loan Trust, 2020-FL4, “A”, FLR, 1.812% (LIBOR - 1mo. + 1.7%), 11/15/2035 (n)	1,592,000	1,605,427

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
Morgan Stanley Bank of America Merrill Lynch Trust, 2017-C34, “A4”, 3.536%, 11/15/2052	$700,873	$ 780,995
Morgan Stanley Capital I Trust, 2018-H4, “XA”, 0.858%, 12/15/2051 (i)	10,018,042	537,642
Neuberger Berman CLO Ltd., 2015-20, “AR”, FLR, 1.041% (LIBOR - 3mo. + 0.8%), 1/15/2028 (n)	841,892	840,495
Palmer Square Loan Funding Ltd., 2020-1A, “A2”, FLR, 1.532% (LIBOR - 3mo. + 1.35%), 2/20/2028 (n)	1,308,942	1,301,571
Symphony CLO Ltd., 2016-17A, “BR”, FLR, 1.441% (LIBOR - 3mo. + 1.2%), 4/15/2028 (n)	2,026,203	2,026,195
UBS Commercial Mortgage Trust, 2017-C1, “A4”, 3.544%, 11/15/2050	1,121,346	1,247,564
Wells Fargo Commercial Mortgage Trust, 2018-C48, “XA”, 0.947%, 1/15/2052 (i)(n)	5,895,022	357,550
Wells Fargo Commercial Mortgage Trust, 2019-C54, “A4”, 3.146%, 12/15/2052	3,335,874	3,606,098
		$32,209,548
Automotive – 0.1%
Hyundai Capital America, 2.85%, 11/01/2022 (n)	$1,689,000	$ 1,746,216
Hyundai Capital America, 2.375%, 2/10/2023 (n)	789,000	813,390
Hyundai Capital America, 2.375%, 10/15/2027 (n)	597,000	610,104
Hyundai Capital America, 1.8%, 1/10/2028 (n)	852,000	830,848
		$4,000,558
Broadcasting – 0.2%
Prosus N.V., 3.68%, 1/21/2030 (n)	$3,166,000	$ 3,344,634
Prosus N.V., 4.027%, 8/03/2050 (n)	1,149,000	1,093,524
Prosus N.V., 3.832%, 2/08/2051 (n)	1,016,000	911,803
Weibo Corp., 3.375%, 7/08/2030	1,657,000	1,675,944
		$7,025,905
Building – 0.1%
CEMEX S.A.B. de C.V., 7.375%, 6/05/2027 (n)	$841,000	$ 944,359
CEMEX S.A.B. de C.V., 3.875%, 7/11/2031 (n)	1,252,000	1,249,371
		$2,193,730
Business Services – 0.1%
Tencent Holdings Ltd., 2.39%, 6/03/2030 (n)	$3,235,000	$ 3,195,543

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Cable TV – 0.2%
Cable Onda S.A., 4.5%, 1/30/2030 (n)		$1,842,000	$ 1,962,651
VTR Comunicaciones S.p.A., 5.125%, 1/15/2028 (n)		1,467,000	1,569,690
VTR Finance N.V., 6.375%, 7/15/2028 (n)		2,925,000	3,199,657
			$6,731,998
Chemicals – 0.1%
Alpek SAB de C.V., 3.25%, 2/25/2031 (n)		$466,000	$ 465,021
Consolidated Energy Finance S.A., 6.875%, 6/15/2025 (n)		1,352,000	1,375,660
Consolidated Energy Finance S.A., 6.875%, 6/15/2025		293,000	298,128
			$2,138,809
Conglomerates – 0.2%
Grupo KUO S.A.B. de C.V., 5.75%, 7/07/2027 (n)		$5,300,000	$ 5,611,640
Construction – 0.1%
Seazen Group Ltd., 4.45%, 7/13/2025		$1,614,000	$ 1,608,421
Sunac China Holdings Ltd., 7.5%, 2/01/2024		1,231,000	1,282,929
			$2,891,350
Consumer Services – 0.3%
Alibaba Group Holding Ltd., 2.125%, 2/09/2031		$1,975,000	$ 1,913,929
B2W Digital Lux S.à r.l., 4.375%, 12/20/2030 (n)		1,498,000	1,522,357
Conservation Fund, 3.474%, 12/15/2029		1,031,000	1,092,040
JD.com, Inc., 3.375%, 1/14/2030		1,160,000	1,232,584
Meituan, 2.125%, 10/28/2025 (n)		865,000	872,896
Meituan, 3.05%, 10/28/2030 (n)		1,511,000	1,510,609
MercadoLibre, Inc., 2.375%, 1/14/2026		550,000	552,090
MercadoLibre, Inc., 3.125%, 1/14/2031		507,000	500,156
			$9,196,661
Containers – 0.1%
Can-Pack S.A., 2.375%, 11/01/2027 (n)	EUR	445,000	$ 551,488
Canpack S.A./Eastern PA Land Investment Holding LLC, 3.125%, 11/01/2025 (n)		$412,000	417,150
San Miguel Industrias PET S.A., 4.5%, 9/18/2022 (n)		2,724,000	2,773,032
			$3,741,670
Emerging Market Quasi-Sovereign – 3.2%
Abu Dhabi Crude Oil Pipeline, 4.6%, 11/02/2047		$3,830,000	$ 4,411,639
Aeropuerto Internacional de Tocumen S.A. (Republic of Panama), 6%, 11/18/2048 (n)		2,807,572	3,207,679
Aeropuerto Internacional de Tocumen S.A. (Republic of Panama), 6%, 11/18/2048		792,819	905,804
Autoridad del Canal de Panama, 4.95%, 7/29/2035 (n)		281,000	354,063

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Emerging Market Quasi-Sovereign – continued
Autoridad del Canal de Panama, 4.95%, 7/29/2035	$1,220,000	$ 1,537,212
Banco de Reservas de la Republica Dominicana, 7%, 2/01/2023	1,500,000	1,560,000
Banco Nacional de Panama, 2.5%, 8/11/2030 (n)	241,000	232,295
Biz Finance PLC (Ukraine), 9.75%, 1/22/2025	337,500	365,229
CDBL Funding 1 (People's Republic of China), 4.25%, 12/02/2024	854,000	941,006
China Construction Bank Corp., 4.25% to 2/27/2024, FLR (CMT - 5yr. + 1.88%) to 2/27/2029	1,764,000	1,905,087
Comision Federal de Electricidad (United Mexican States), 3.348%, 2/09/2031 (n)	1,360,000	1,339,260
Comision Federal de Electricidad (United Mexican States), 4.677%, 2/09/2051 (n)	1,268,000	1,195,090
Consorcio Transmantaro S.A. (Republic of Peru), 4.7%, 4/16/2034 (n)	961,000	1,114,760
DAE Funding LLC (United Arab Emirates), 3.375%, 3/20/2028 (n)	935,000	946,407
Development Bank of Kazakhstan, 4.125%, 12/10/2022	1,663,000	1,741,992
DP World Salaam (United Arab Emirates), 6% to 1/01/2026, FLR (CMT - 5yr. + 5.75%) to 1/01/2031, FLR (CMT - 5yr. + 6.75%) to 1/01/2070	2,760,000	2,999,673
El Fondo Mivivienda S.A. (Republic of Peru), 3.5%, 1/31/2023	640,000	672,966
Empresa de Transmision Electrica S.A. (Republic of Panama), 5.125%, 5/02/2049 (n)	1,694,000	1,965,057
Empresa Nacional del Petroleo (Republic of Chile), 4.375%, 10/30/2024 (n)	2,469,000	2,687,692
Empresas Publicas de Medellin E.S.P., 4.25%, 7/18/2029	448,000	457,856
Empresas Publicas de Medellin E.S.P., 4.375%, 2/15/2031 (n)	1,193,000	1,219,854
ENA Master Trust (Republic of Panama), 4%, 5/19/2048 (n)	579,000	621,701
EQUATE Petrochemical B.V. (State of Kuwait), 4.25%, 11/03/2026	3,292,000	3,578,404
Eskom Holdings SOC Ltd. (Republic of South Africa), 6.35%, 8/10/2028 (n)	2,885,000	3,101,375
Export-Import Bank of India, 3.875%, 2/01/2028 (n)	2,738,000	2,938,270
Export-Import Bank of India, 2.25%, 1/13/2031 (n)	2,354,000	2,188,095
Indian Railway Finance Corp., 2.8%, 2/10/2031 (n)	2,640,000	2,558,784
Industrial & Commercial Bank of China Ltd., 4.875%, 9/21/2025	1,689,000	1,901,715
Ipoteka Bank (Republic of Uzbekistan), 5.5%, 11/19/2025	1,553,000	1,611,238

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Emerging Market Quasi-Sovereign – continued
KazTransGas JSC (Republic of Kazakhstan), 4.375%, 9/26/2027		$1,707,000	$ 1,899,208
MDGH - GMTN B.V. (United Arab Emirates), 2.5%, 11/07/2024 (n)		2,468,000	2,593,967
MDGH - GMTN B.V. (United Arab Emirates), 2.875%, 11/07/2029 (n)		2,464,000	2,591,744
MEGlobal Canada ULC (State of Kuwait), 5.875%, 5/18/2030 (n)		910,000	1,101,559
NAK Naftogaz Ukraine via Standard Bank London Holdings PLC, 7.625%, 11/08/2026 (n)		3,111,000	3,175,026
NTPC Ltd. (Republic of India), 7.375%, 8/10/2021	INR	120,000,000	1,623,205
NTPC Ltd. (Republic of India), 7.25%, 5/03/2022		90,000,000	1,224,287
OCP S.A. (Republic of Madagascar), 6.875%, 4/25/2044		$2,448,000	3,005,997
Oryx Funding Ltd. (Sultanate of Oman), 5.8%, 2/03/2031 (n)		1,210,000	1,259,828
Petroleos Mexicanos, 6.875%, 10/16/2025 (n)		1,634,000	1,777,465
Petroleos Mexicanos, 6.49%, 1/23/2027		1,374,000	1,440,296
Petroleos Mexicanos, 6.84%, 1/23/2030		2,208,000	2,225,664
Petroleos Mexicanos, 7.69%, 1/23/2050		5,408,000	5,137,600
Petroleos Mexicanos, 6.95%, 1/28/2060		1,763,000	1,555,848
PJSC State Savings Bank of Ukraine, 9.375%, 3/10/2023		1,473,500	1,543,197
PJSC State Savings Bank of Ukraine, 9.625%, 3/20/2025		959,400	1,024,160
PT Indonesia Asahan Aluminium (Persero), 4.75%, 5/15/2025 (n)		1,905,000	2,088,356
PT Indonesia Asahan Aluminium (Persero), 5.8%, 5/15/2050 (n)		1,191,000	1,375,605
PT Pertamina (Persero) (Republic of Indonesia), 6.45%, 5/30/2044		1,662,000	2,100,861
PT Perusahaan Listrik Negara (Republic of Indonesia), 6.15%, 5/21/2048 (n)		1,317,000	1,613,325
PTT Treasury Center Co. Ltd. (Kingdom of Thailand), 3.7%, 7/16/2070 (n)		1,999,000	1,955,439
Saudi Arabian Oil Co., 2.25%, 11/24/2030 (n)		731,000	713,150
Saudi Arabian Oil Co., 3.5%, 11/24/2070 (n)		1,098,000	992,662
Southern Gas Corridor CJSC (Republic of Azerbaijan), 6.875%, 3/24/2026 (n)		5,170,000	6,176,857
State Grid Overseas Investment (2016) Ltd. (People's Republic of China), 3.5%, 5/04/2027		1,787,000	1,971,598
State Oil Company of the Azerbaijan Republic, 4.75%, 3/13/2023		3,933,000	4,163,277
State Oil Company of the Azerbaijan Republic, 6.95%, 3/18/2030		2,267,000	2,863,130

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Emerging Market Quasi-Sovereign – continued
T.C. Ziraat Bankasi A.S. (Republic of Turkey), 5.375%, 3/02/2026 (n)		$1,464,000	$ 1,469,563
Transnet SOC Ltd. (Republic of South Africa), 4%, 7/26/2022		1,603,000	1,639,978
			$112,563,055
Emerging Market Sovereign – 8.5%
Arab Republic of Egypt, 0%, 5/18/2021	EGP	25,625,000	$ 1,589,369
Arab Republic of Egypt, 0%, 8/10/2021		27,400,000	1,649,482
Arab Republic of Egypt, 6.125%, 1/31/2022		$7,492,000	7,675,854
Arab Republic of Egypt, 5.577%, 2/21/2023 (n)		1,218,000	1,267,329
Arab Republic of Egypt, 5.875%, 6/11/2025		2,005,000	2,140,338
Arab Republic of Egypt, 7.5%, 1/31/2027		1,900,000	2,139,875
Arab Republic of Egypt, 6.588%, 2/21/2028		1,753,000	1,858,180
Arab Republic of Egypt, 7.6%, 3/01/2029 (n)		1,396,000	1,535,963
Arab Republic of Egypt, 7.625%, 5/29/2032 (n)		3,472,000	3,703,353
Arab Republic of Egypt, 8.875%, 5/29/2050 (n)		1,710,000	1,823,236
Arab Republic of Egypt, 7.5%, 2/16/2061 (n)		1,617,000	1,519,980
Dominican Republic, 6.875%, 1/29/2026		3,004,000	3,499,660
Dominican Republic, 5.95%, 1/25/2027		3,057,000	3,443,710
Dominican Republic, 6%, 7/19/2028 (n)		3,561,000	4,023,930
Dominican Republic, 4.875%, 9/23/2032 (n)		3,806,000	3,863,090
Dominican Republic, 5.3%, 1/21/2041 (n)		1,002,000	984,465
Dominican Republic, 5.875%, 1/30/2060 (n)		2,282,000	2,219,245
Dominican Republic, 5.875%, 1/30/2060		2,407,000	2,340,807
Emirate of Abu Dhabi, 3.125%, 9/30/2049 (n)		1,675,000	1,614,784
Emirate of Abu Dhabi, 3.875%, 4/16/2050 (n)		2,122,000	2,334,200
Federal Republic of Nigeria, 7.625%, 11/21/2025		1,042,000	1,191,860
Federal Republic of Nigeria, 6.5%, 11/28/2027 (n)		2,571,000	2,748,090
Federal Republic of Nigeria, 7.143%, 2/23/2030 (n)		521,000	550,749
Federal Republic of Nigeria, 7.875%, 2/16/2032		1,417,000	1,524,409
Federal Republic of Nigeria, 7.696%, 2/23/2038		1,937,000	1,987,091
Federative Republic of Brazil, 10%, 1/01/2023	BRL	14,946,000	2,854,402
Federative Republic of Brazil, 4.75%, 1/14/2050		$1,627,000	1,525,329
Finance Department Government of Sharjah, 4%, 7/28/2050 (n)		991,000	910,729
Government of Jamaica, 8%, 3/15/2039		3,225,000	4,498,875
Government of Jamaica, 7.875%, 7/28/2045		3,225,000	4,482,750
Government of Malaysia, 4.065%, 6/15/2050	MYR	12,547,000	3,034,747
Government of Romania, 2.625%, 12/02/2040 (n)	EUR	602,000	714,693
Government of Ukraine, 7.75%, 9/01/2024 (n)		$2,600,000	2,811,250
Government of Ukraine, 7.75%, 9/01/2025		4,164,000	4,522,604
Government of Ukraine, 7.75%, 9/01/2026		3,434,000	3,711,467

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Emerging Market Sovereign – continued
Government of Ukraine, 4.375%, 1/27/2030 (n)	EUR	1,074,000	$ 1,191,473
Government of Ukraine, 7.253%, 3/15/2033 (n)		$3,003,000	3,051,919
Government of Ukraine, GDP Linked Bond, 0%, 5/31/2040		6,063,000	6,648,371
Hashemite Kingdom of Jordan, 5.85%, 7/07/2030 (n)		2,432,000	2,593,436
Kingdom of Morocco, 1.375%, 3/30/2026 (n)	EUR	1,001,000	1,220,704
Kingdom of Morocco, 2.375%, 12/15/2027 (n)		$1,562,000	1,540,454
Kingdom of Morocco, 3%, 12/15/2032 (n)		1,638,000	1,585,617
Kingdom of Morocco, 4%, 12/15/2050 (n)		1,126,000	1,049,995
Kingdom of Saudi Arabia, 2.25%, 2/02/2033 (n)		1,288,000	1,233,260
Kingdom of Saudi Arabia, 4.5%, 10/26/2046		1,656,000	1,856,624
Oriental Republic of Uruguay, 8.5%, 3/15/2028	UYU	82,019,000	2,021,970
Oriental Republic of Uruguay, 4.375%, 1/23/2031		$3,844,000	4,435,053
Oriental Republic of Uruguay, 3.875%, 7/02/2040	UYU	79,935,146	2,175,087
Republic of Angola, 9.375%, 5/08/2048		$2,905,000	2,850,386
Republic of Argentina, 0.125%, 7/09/2030		1,517,982	551,027
Republic of Argentina, 0.125%, 7/09/2035		2,781,057	888,548
Republic of Benin, 4.875%, 1/19/2032 (n)	EUR	1,060,000	1,248,990
Republic of Benin, 6.875%, 1/19/2052 (n)		419,000	523,239
Republic of Chile, 3.1%, 1/22/2061		$1,865,000	1,705,673
Republic of Colombia, 3.875%, 4/25/2027		1,350,000	1,455,989
Republic of Colombia, 3%, 1/30/2030		2,982,000	2,958,144
Republic of Colombia, 3.125%, 4/15/2031		2,396,000	2,384,020
Republic of Costa Rica, 6.125%, 2/19/2031		3,248,000	3,280,480
Republic of Cote d'Ivoire, 5.25%, 3/22/2030 (n)	EUR	2,432,000	3,096,305
Republic of Cote d'Ivoire, 5.875%, 10/17/2031 (n)		1,678,000	2,179,270
Republic of Cote d'Ivoire, 4.875%, 1/30/2032 (n)		1,724,000	2,080,092
Republic of Cote d'Ivoire, 6.875%, 10/17/2040 (n)		2,193,000	2,877,274
Republic of Cote d'Ivoire, 6.625%, 3/22/2048 (n)		602,000	766,800
Republic of Croatia, 2.75%, 1/27/2030		1,000,000	1,398,295
Republic of Croatia, 1.5%, 6/17/2031		1,210,000	1,523,753
Republic of Croatia, 1.75%, 3/04/2041		1,325,000	1,582,692
Republic of Ecuador, 0%, 7/31/2030 (n)		$532,211	219,542
Republic of Ecuador, 0.5%, 7/31/2035 (n)		3,587,406	1,650,243
Republic of Ecuador, 0.5%, 7/31/2040 (n)		1,898,765	806,994
Republic of El Salvador, 8.625%, 2/28/2029		214,000	223,630
Republic of Guatemala, 4.9%, 6/01/2030		4,648,000	5,209,478
Republic of Guatemala, 5.375%, 4/24/2032 (n)		880,000	1,034,000
Republic of Guatemala, 6.125%, 6/01/2050		1,325,000	1,603,250
Republic of Hungary, 1.75%, 6/05/2035	EUR	2,896,000	3,734,533
Republic of India, 7.27%, 4/08/2026	INR	269,280,000	3,862,300
Republic of India, 7.26%, 1/14/2029		283,120,000	4,011,493
Republic of Indonesia, 5.5%, 4/15/2026	IDR	21,215,000,000	1,473,131

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Emerging Market Sovereign – continued
Republic of Indonesia, 6.5%, 2/15/2031	IDR	41,907,000,000	$ 2,902,295
Republic of Indonesia, 1.1%, 3/12/2033	EUR	1,082,000	1,278,375
Republic of Indonesia, 7.5%, 6/15/2035	IDR	20,071,000,000	1,457,713
Republic of Indonesia, 4.35%, 1/11/2048		$3,956,000	4,283,966
Republic of Kenya, 7%, 5/22/2027 (n)		1,709,000	1,884,207
Republic of Kenya, 8%, 5/22/2032 (n)		2,010,000	2,250,697
Republic of Kenya, 8%, 5/22/2032		3,895,000	4,361,426
Republic of Kenya, 8.25%, 2/28/2048 (n)		1,974,000	2,179,020
Republic of Kenya, 8.25%, 2/28/2048		1,785,000	1,970,390
Republic of Paraguay, 6.1%, 8/11/2044		4,048,000	4,938,560
Republic of Paraguay, 5.6%, 3/13/2048		2,452,000	2,848,023
Republic of Paraguay, 5.4%, 3/30/2050 (n)		1,944,000	2,236,591
Republic of Romania, 2%, 1/28/2032 (n)	EUR	3,455,000	4,189,473
Republic of Romania, 2%, 1/28/2032		1,150,000	1,394,470
Republic of Rwanda, 6.625%, 5/02/2023		$709,000	738,960
Republic of Senegal, 4.75%, 3/13/2028 (n)	EUR	1,883,000	2,385,530
Republic of Senegal, 6.75%, 3/13/2048		$1,061,000	1,082,220
Republic of Serbia, 3.125%, 5/15/2027 (n)	EUR	1,566,000	2,090,458
Republic of Serbia, 1.5%, 6/26/2029		1,029,000	1,243,526
Republic of Serbia, 1.65%, 3/03/2033 (n)		1,574,000	1,835,490
Republic of South Africa, 4.85%, 9/27/2027		$1,734,000	1,803,620
Republic of South Africa, 4.85%, 9/30/2029		1,946,000	1,964,612
Republic of South Africa, 8%, 1/31/2030	ZAR	37,114,000	2,292,305
Republic of South Africa, 8.25%, 3/31/2032		63,469,000	3,766,209
Republic of Sri Lanka, 6.125%, 6/03/2025		$4,379,000	2,562,109
Republic of Sri Lanka, 7.55%, 3/28/2030		2,892,000	1,647,023
Republic of Turkey, 7.25%, 12/23/2023		1,967,000	2,138,994
Republic of Turkey, 5.6%, 11/14/2024		2,529,000	2,642,805
Republic of Turkey, 6.375%, 10/14/2025		1,646,000	1,763,278
Republic of Turkey, 4.75%, 1/26/2026		1,172,000	1,173,992
Republic of Turkey, 5.25%, 3/13/2030		1,629,000	1,571,627
Republic of Turkey, 11.7%, 11/13/2030	TRY	12,337,000	1,536,571
Republic of Turkey, 5.95%, 1/15/2031		$1,672,000	1,667,820
Republic of Turkey, 5.875%, 6/26/2031		1,223,000	1,210,770
Republic of Turkey, 6.625%, 2/17/2045		1,943,000	1,865,280
Republic of Turkey, 5.75%, 5/11/2047		2,106,000	1,835,379
Republic of Uzbekistan, 3.7%, 11/25/2030 (n)		1,498,000	1,505,670
Russian Federation, 4.75%, 5/27/2026		2,800,000	3,204,768
Russian Federation, 4.25%, 6/23/2027		5,600,000	6,320,149
State of Qatar, 4%, 3/14/2029 (n)		6,099,000	6,968,693
State of Qatar, 3.75%, 4/16/2030 (n)		2,457,000	2,771,412
State of Qatar, 5.103%, 4/23/2048 (n)		2,326,000	2,957,509
State of Qatar, 5.103%, 4/23/2048		1,037,000	1,318,546

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Emerging Market Sovereign – continued
State of Qatar, 4.817%, 3/14/2049 (n)		$1,236,000	$ 1,523,850
Sultanate of Oman, 6%, 8/01/2029		1,000,000	1,043,080
Sultanate of Oman, 6.25%, 1/25/2031 (n)		2,807,000	2,954,367
Sultanate of Oman, 6.75%, 1/17/2048		2,630,000	2,531,480
Sultanate of Oman, 7%, 1/25/2051 (n)		3,249,000	3,207,848
United Mexican States, 5.75%, 3/05/2026	MXN	58,710,000	2,883,331
United Mexican States, 1.45%, 10/25/2033	EUR	722,000	840,640
			$295,104,556
Energy - Independent – 0.3%
Afren PLC, 11.5%, 2/01/2016 (a)(d)(u)(z)		$200,000	$ 0
Hunt Oil Co. of Peru LLC, 6.375%, 6/01/2028		1,103,000	1,210,818
Leviathan Bond Ltd., 6.75%, 6/30/2030 (n)		1,502,000	1,659,710
Medco Bell Pte. Ltd., 6.375%, 1/30/2027 (n)		1,718,000	1,754,937
Tengizchevroil Finance Co. International Ltd., 4%, 8/15/2026 (n)		2,119,000	2,297,250
Tengizchevroil Finance Co. International Ltd., 4%, 8/15/2026		1,507,000	1,633,769
Tengizchevroil Finance Co. International Ltd., 3.25%, 8/15/2030 (n)		3,178,000	3,222,448
			$11,778,932
Financial Institutions – 0.2%
Muthoot Finance Ltd., 4.4%, 9/02/2023 (n)		$2,255,000	$ 2,295,148
Shriram Transport Finance Co. Ltd., 5.1%, 7/16/2023 (n)		1,505,000	1,532,090
Shriram Transport Finance Co. Ltd., 4.4%, 3/13/2024 (n)		2,049,000	2,058,221
			$5,885,459
Food & Beverages – 0.2%
Camposol S.A., 6%, 2/03/2027 (n)		$1,504,000	$ 1,603,565
Central American Bottling Corp., 5.75%, 1/31/2027 (n)		1,742,000	1,851,398
Corporacion Lindley S.A., 6.75%, 11/23/2021 (n)		572,500	586,812
JBS Investments II GmbH, 5.75%, 1/15/2028 (n)		1,796,000	1,888,063
JBS Investments II GmbH, 5.75%, 1/15/2028		928,000	975,569
JBS USA Lux S.A./JBS USA Finance, Inc., 6.5%, 4/15/2029 (n)		1,304,000	1,467,300
			$8,372,707
Gaming & Lodging – 0.0%
Wynn Macau Ltd., 5.625%, 8/26/2028 (n)		$887,000	$ 928,800

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Industrial – 0.1%
Dar Al-Arkan Sukuk Co. Ltd., 6.875%, 2/26/2027	$1,811,000	$ 1,788,362
GEMS Menasa Cayman Ltd./GEMS Education Delaware LLC, 7.125%, 7/31/2026 (n)	1,470,000	1,517,775
Howard University, Washington D.C., 2.738%, 10/01/2022	190,000	195,197
Howard University, Washington D.C., 2.801%, 10/01/2023	209,000	215,937
Howard University, Washington D.C., AGM, 2.638%, 10/01/2021	181,000	182,253
Howard University, Washington D.C., AGM, 2.416%, 10/01/2024	230,000	237,196
Howard University, Washington D.C., AGM, 2.516%, 10/01/2025	285,000	291,860
		$4,428,580
International Market Sovereign – 0.0%
Government of Bermuda, 3.375%, 8/20/2050 (n)	$1,290,000	$ 1,290,000
Internet – 0.0%
Baidu, Inc., 3.075%, 4/07/2025	$641,000	$ 678,368
Local Authorities – 0.0%
Province of Santa Fe, 6.9%, 11/01/2027	$2,012,000	$ 1,358,120
Major Banks – 0.1%
Oversea-Chinese Banking Corp. Ltd., 1.832% to 9/10/2025, FLR (CMT - 1yr. + 1.58%) to 9/10/2030 (n)	$723,000	$ 719,759
Sovcombank PJSC (SovCom Capital DAC), 8%, 4/07/2030 (n)	2,747,000	2,955,772
UBS Group AG, 3.491%, 5/23/2023 (n)	829,000	859,269
		$4,534,800
Medical & Health Technology & Services – 0.2%
Montefiore Obligated Group, AGM, 5.246%, 11/01/2048	$3,192,000	$ 3,941,089
ProMedica Toledo Hospital, “B”, AGM, 5.325%, 11/15/2028	1,721,000	2,007,369
		$5,948,458
Metals & Mining – 0.1%
First Quantum Minerals Ltd., 6.875%, 10/15/2027 (n)	$1,802,000	$ 1,955,170
Petra Diamonds US$ Treasury PLC, 7.25%, 5/01/2022 (a)(d)	2,699,000	1,093,095
Volcan Compania Minera S.A.A., 4.375%, 2/11/2026 (n)	930,000	956,737
		$4,005,002

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Midstream – 0.3%
Galaxy Pipeline Assets Bidco Ltd., 1.75%, 9/30/2027 (n)	$2,120,000	$ 2,128,535
Galaxy Pipeline Assets Bidco Ltd., 2.625%, 3/31/2036 (n)	2,156,000	2,117,739
Galaxy Pipeline Assets Bidco Ltd., 2.94%, 9/30/2040 (n)	1,779,000	1,753,519
Galaxy Pipeline Assets Bidco Ltd., 3.25%, 9/30/2040 (n)	1,589,000	1,560,712
Peru LNG, 5.375%, 3/22/2030 (n)	3,644,000	3,416,250
		$10,976,755
Mortgage-Backed – 10.8%
Fannie Mae, 6%, 7/01/2021 - 6/01/2038	$226,667	$ 268,773
Fannie Mae, 4.5%, 1/01/2023 - 8/01/2046	15,305,082	17,157,222
Fannie Mae, 2.152%, 1/25/2023	678,126	692,694
Fannie Mae, 2.41%, 5/01/2023	214,381	221,317
Fannie Mae, 2.55%, 5/01/2023	184,699	191,119
Fannie Mae, 2.62%, 5/01/2023	253,752	262,879
Fannie Mae, 5%, 7/01/2023 - 3/01/2042	5,001,654	5,799,584
Fannie Mae, 3.65%, 9/01/2023	755,030	807,554
Fannie Mae, 3.78%, 10/01/2023	445,053	478,340
Fannie Mae, 3.92%, 10/01/2023	987,000	1,065,022
Fannie Mae, 3.5%, 5/25/2025 - 5/01/2049	17,578,625	19,049,791
Fannie Mae, 2.7%, 7/01/2025	680,000	730,041
Fannie Mae, 3.59%, 9/01/2026	349,662	390,897
Fannie Mae, 4%, 3/25/2028 - 9/01/2047	22,432,775	24,521,407
Fannie Mae, 3%, 11/01/2028 - 5/25/2053	28,793,876	30,531,730
Fannie Mae, 4.96%, 6/01/2030	966,386	1,127,260
Fannie Mae, 2.5%, 11/01/2031 - 2/01/2051	11,778,879	12,235,532
Fannie Mae, 3.5%, 12/25/2031 - 2/25/2036 (i)	857,889	93,004
Fannie Mae, 6.5%, 1/01/2033 - 10/01/2037	60,960	69,623
Fannie Mae, 3%, 2/25/2033 (i)	962,228	109,564
Fannie Mae, 5.5%, 5/01/2033 - 4/01/2050	5,642,524	6,567,248
Fannie Mae, 2%, 10/25/2040 - 2/01/2051	3,051,960	3,111,311
Fannie Mae, 1.75%, 10/25/2041	2,680,634	2,746,580
Fannie Mae, 2.75%, 9/25/2042	1,220,369	1,275,466
Fannie Mae, TBA, 1.5%, 3/01/2036	1,750,000	1,766,406
Fannie Mae, TBA, 2%, 3/01/2036 - 4/01/2051	35,375,000	35,709,962
Fannie Mae, TBA, 2.5%, 3/01/2036 - 4/01/2051	21,705,000	22,505,845
Fannie Mae, TBA, 3%, 3/01/2036 - 4/25/2051	6,150,000	6,443,332
Fannie Mae, TBA, 3.5%, 3/01/2051	2,070,655	2,194,085
Fannie Mae, TBA, 4%, 3/01/2051	825,000	885,515
Freddie Mac, 6%, 5/01/2021 - 10/01/2038	272,096	325,196
Freddie Mac, 2.51%, 11/25/2022	2,731,000	2,819,141
Freddie Mac, 3.32%, 2/25/2023	1,277,000	1,339,139
Freddie Mac, 5%, 4/01/2023 - 12/01/2044	3,534,939	4,078,442
Freddie Mac, 3.25%, 4/25/2023	1,700,000	1,793,016

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – continued
Freddie Mac, 3.06%, 7/25/2023	$226,000	$ 239,113
Freddie Mac, 0.88%, 4/25/2024 (i)	18,352,873	405,514
Freddie Mac, 0.604%, 7/25/2024 (i)	24,243,828	385,921
Freddie Mac, 3.303%, 7/25/2024	5,037,000	5,463,137
Freddie Mac, 3.064%, 8/25/2024	2,626,852	2,824,399
Freddie Mac, 4.5%, 9/01/2024 - 5/01/2042	1,482,488	1,663,620
Freddie Mac, 2.67%, 12/25/2024	2,555,000	2,731,874
Freddie Mac, 2.811%, 1/25/2025	2,125,000	2,286,114
Freddie Mac, 3.023%, 1/25/2025	1,000,000	1,085,166
Freddie Mac, 3.329%, 5/25/2025	5,666,000	6,234,054
Freddie Mac, 3.284%, 6/25/2025	3,500,000	3,845,782
Freddie Mac, 4%, 7/01/2025 - 4/01/2044	1,647,341	1,816,064
Freddie Mac, 3.01%, 7/25/2025	1,775,000	1,934,603
Freddie Mac, 3.5%, 1/15/2027 - 10/25/2058	16,856,261	18,142,906
Freddie Mac, 1.367%, 3/25/2027 (i)	2,188,000	170,785
Freddie Mac, 0.576%, 7/25/2027 (i)	45,472,322	1,546,300
Freddie Mac, 0.431%, 8/25/2027 (i)	34,607,878	898,594
Freddie Mac, 0.29%, 1/25/2028 (i)	63,933,110	1,311,607
Freddie Mac, 0.302%, 1/25/2028 (i)	26,358,087	556,330
Freddie Mac, 0.133%, 2/25/2028 (i)	78,848,011	858,332
Freddie Mac, 2.5%, 3/15/2028 - 8/01/2040	614,906	641,695
Freddie Mac, 0.118%, 4/25/2028 (i)	50,592,193	515,570
Freddie Mac, 3%, 6/15/2028 - 2/25/2059	29,265,626	31,276,981
Freddie Mac, 1.089%, 7/25/2029 (i)	8,115,374	663,636
Freddie Mac, 1.144%, 8/25/2029 (i)	14,262,163	1,223,310
Freddie Mac, 1.799%, 4/25/2030 (i)	3,344,437	492,505
Freddie Mac, 1.868%, 4/25/2030 (i)	8,166,315	1,246,034
Freddie Mac, 1.662%, 5/25/2030 (i)	4,373,949	609,000
Freddie Mac, 1.796%, 5/25/2030 (i)	9,928,903	1,473,451
Freddie Mac, 5.5%, 6/01/2030 - 9/01/2041	1,357,177	1,588,936
Freddie Mac, 1.341%, 6/25/2030 (i)	3,957,955	448,599
Freddie Mac, 1.169%, 9/25/2030 (i)	2,193,674	223,136
Freddie Mac, 1.6%, 9/25/2030 (i)	3,506,241	480,093
Freddie Mac, 0.781%, 2/25/2031 (i)	4,987,462	354,778
Freddie Mac, 5.5%, 2/15/2036 (i)	246,687	45,963
Freddie Mac, 6.5%, 5/01/2037	10,026	11,778
Freddie Mac, 4.5%, 12/15/2040 (i)	96,223	9,134
Freddie Mac, 1.75%, 8/15/2041	854,238	875,396
Freddie Mac, 2%, 5/25/2060	863,617	861,261
Ginnie Mae, 5.5%, 5/15/2033 - 1/20/2042	194,692	224,905
Ginnie Mae, 4.5%, 7/20/2033 - 9/20/2041	3,332,990	3,741,805
Ginnie Mae, 5.701%, 8/20/2034	648,422	741,327
Ginnie Mae, 5.89%, 1/20/2039	872,726	1,018,508

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – continued
Ginnie Mae, 4%, 5/16/2039 - 7/20/2049	$2,578,086	$ 2,777,625
Ginnie Mae, 3.5%, 10/20/2041 (i)	399,975	32,731
Ginnie Mae, 3.5%, 12/15/2041 - 4/20/2047	5,019,346	5,455,676
Ginnie Mae, 2.5%, 6/20/2042 - 12/20/2050	7,809,147	8,092,467
Ginnie Mae, 4%, 8/16/2042 (i)	452,740	63,672
Ginnie Mae, 2.25%, 9/20/2043	1,166,687	1,187,683
Ginnie Mae, 3%, 4/20/2045 - 9/20/2050	10,719,523	11,262,692
Ginnie Mae, 5%, 1/20/2049	556,787	609,837
Ginnie Mae, 5.87%, 4/20/2058	1,712	1,980
Ginnie Mae, 0.566%, 2/16/2059 (i)	1,495,566	66,538
Ginnie Mae, TBA, 2.5%, 2/20/2051 - 3/01/2051	6,075,000	6,290,986
Ginnie Mae, TBA, 2%, 3/01/2051 - 4/01/2051	7,225,000	7,309,266
Ginnie Mae, TBA, 3.5%, 3/01/2051 - 4/01/2051	11,300,000	11,953,657
Ginnie Mae, TBA, 4%, 3/01/2051	8,300,000	8,871,213
Ginnie Mae, TBA, 3%, 4/01/2051	775,000	807,090
		$377,315,166
Municipals – 0.4%
Illinois Sales Tax Securitization Corp., Second Lien, “B”, BAM, 3.411%, 1/01/2043	$1,650,000	$ 1,697,536
Massachusetts Educational Financing Authority, Education Loan Rev., “A”, 2.562%, 7/01/2026	55,000	57,474
Massachusetts Educational Financing Authority, Education Loan Rev., “A”, 2.682%, 7/01/2027	255,000	262,969
Michigan Finance Authority Hospital Rev. (Trinity Health Credit Group), 3.384%, 12/01/2040	1,580,000	1,701,423
Michigan Finance Authority Tobacco Settlement Asset-Backed Rev. (2006 Sold Tobacco Receipts), “A-1”, 2.326%, 6/01/2030	785,000	812,797
New Jersey Economic Development Authority State Pension Funding Rev., Capital Appreciation, “B”, AGM, 0%, 2/15/2023	6,363,000	6,283,526
Philadelphia, PA, School District, “A”, AGM, 5.995%, 9/01/2030	1,210,000	1,537,378
Texas Transportation Commission, Central Texas Turnpike System First Tier Refunding Rev., Taxable, “B”, 1.98%, 8/15/2042	1,355,000	1,372,412
University of California, General Taxable Rev., “BG”, 1.614%, 5/15/2030	1,495,000	1,458,985
West Virginia Tobacco Settlement Financing Authority Asset-Backed Refunding, “A-1”, 1.497%, 6/01/2024	210,000	212,650

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Municipals – continued
West Virginia Tobacco Settlement Financing Authority Asset-Backed Refunding, “A-1”, 1.647%, 6/01/2025	$175,000	$ 177,184
		$15,574,334
Natural Gas - Distribution – 0.1%
Infraestructura Energética Nova S.A.B. de C.V., 4.875%, 1/14/2048	$2,466,000	$ 2,502,743
Natural Gas - Pipeline – 0.1%
Promigas S.A. ESP/Gases del Pacifico SAC, 3.75%, 10/16/2029 (n)	$1,820,000	$ 1,890,543
Oil Services – 0.1%
Geopark Ltd., 5.5%, 1/17/2027	$1,527,000	$ 1,561,816
Guara Norte S.à r.l., 5.198%, 6/15/2034 (n)	1,282,000	1,313,665
MV24 Capital B.V., 6.748%, 6/01/2034	1,179,115	1,290,777
		$4,166,258
Oils – 0.2%
FS Luxembourg S.à r.l., 10%, 12/15/2025 (n)	$1,223,000	$ 1,308,916
Puma International Financing S.A., 5%, 1/24/2026	2,372,000	2,288,980
Thaioil Treasury Center Co. Ltd., 3.75%, 6/18/2050 (n)	2,400,000	2,249,785
		$5,847,681
Other Banks & Diversified Financials – 0.6%
Banco Continental S.A.E.C.A., 2.75%, 12/10/2025 (n)	$1,239,000	$ 1,235,903
Banco Industrial S. A., 4.875% to 1/29/2026, FLR (CMT - 5yr. + 4.442%) to 1/29/2031 (n)	1,050,000	1,071,000
Banistmo S.A., 4.25%, 7/31/2027 (n)	1,500,000	1,578,195
Bank Leumi le-Israel B.M., 3.275% to 1/29/2026, FLR (CMT - 5yr. + 1.631%) to 1/29/2031 (n)	3,963,000	4,062,075
Bank Mandiri, 3.75%, 4/11/2024	543,000	574,494
BBVA Bancomer S.A./Texas, 5.875%, 9/13/2034 (n)	823,000	917,398
Grupo Aval Ltd., 4.375%, 2/04/2030 (n)	1,643,000	1,702,477
ING Groep N.V., 3.15%, 3/29/2022	1,585,000	1,633,793
Kazkommertsbank JSC, 5.5%, 12/21/2022	2,652,495	2,652,495
Turkiye Is Bankasi A.S., 7.75% to 1/22/2025, FLR (CMT - 1yr. + 6.119%) to 1/22/2030	683,000	696,974
Uzbek Industrial and Construction Bank, 5.75%, 12/02/2024	3,783,000	3,951,343
		$20,076,147

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Supranational – 0.1%
Inter-American Development Bank, 4.375%, 1/24/2044		$511,000	$ 684,942
West African Development Bank, 4.7%, 10/22/2031 (n)		1,855,000	2,006,368
West African Development Bank, 2.75%, 1/22/2033 (n)	EUR	1,280,000	1,589,233
			$4,280,543
Telecommunications - Wireless – 0.2%
Kenbourne Invest S.A., 4.7%, 1/22/2028 (n)		$2,472,000	$ 2,574,588
Millicom International Cellular S.A., 4.5%, 4/27/2031 (n)		512,000	547,840
Telefonica Celular del Paraguay S.A., 5.875%, 4/15/2027		1,203,000	1,284,443
Telefónica Celular del Paraguay S.A., 5.875%, 4/15/2027 (n)		1,846,000	1,970,974
VEON Holdings B.V., 4%, 4/09/2025 (n)		1,444,000	1,525,297
			$7,903,142
Transportation - Services – 0.2%
Aeropuertos Dominicanos Siglo XXI S.A., 6.75%, 3/30/2029		$737,000	$ 757,267
Delhi International Airport Ltd., 6.45%, 6/04/2029 (n)		1,600,000	1,623,680
Hacienda Investments Ltd. via DME Airport Ltd., 5.35%, 2/08/2028 (n)		1,281,000	1,324,042
ICTSI Treasury B.V., 5.875%, 9/17/2025		1,055,000	1,223,833
Rumo Luxembourg S.à r.l., 7.375%, 2/09/2024		2,508,000	2,599,567
			$7,528,389
U.S. Government Agencies and Equivalents – 0.1%
AID Tunisia, 2.452%, 7/24/2021		$728,000	$ 721,281
Small Business Administration, 6.34%, 5/01/2021		2,159	2,171
Small Business Administration, 6.07%, 3/01/2022		2,789	2,825
Small Business Administration, 5.16%, 2/01/2028		29,518	31,804
Small Business Administration, 2.21%, 2/01/2033		159,737	161,725
Small Business Administration, 2.22%, 3/01/2033		271,010	274,938
Small Business Administration, 3.15%, 7/01/2033		308,005	321,365
Small Business Administration, 3.16%, 8/01/2033		370,372	386,470
Small Business Administration, 3.62%, 9/01/2033		306,075	328,389
Tennessee Valley Authority, 0.75%, 5/15/2025		1,502,000	1,499,776
			$3,730,744
U.S. Treasury Obligations – 5.3%
U.S. Treasury Bonds, 6.375%, 8/15/2027		$106,000	$ 141,477
U.S. Treasury Bonds, 5.25%, 2/15/2029		2,965,000	3,866,545
U.S. Treasury Bonds, 4.375%, 2/15/2038		1,349,000	1,843,704
U.S. Treasury Bonds, 4.5%, 8/15/2039		401,000	560,695
U.S. Treasury Bonds, 3.125%, 2/15/2043		9,137,900	10,788,433
U.S. Treasury Bonds, 2.875%, 5/15/2043		6,853,400	7,781,554

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
U.S. Treasury Obligations – continued
U.S. Treasury Bonds, 2.5%, 2/15/2045 (f)	$22,551,000	$ 23,956,033
U.S. Treasury Bonds, 2.875%, 11/15/2046	11,828,000	13,459,432
U.S. Treasury Notes, 1.75%, 6/15/2022	16,900,000	17,255,824
U.S. Treasury Notes, 0.125%, 9/30/2022	25,171,000	25,164,117
U.S. Treasury Notes, 2.5%, 8/15/2023	7,225,000	7,627,455
U.S. Treasury Notes, 2.75%, 2/15/2024	7,855,000	8,418,965
U.S. Treasury Notes, 2.5%, 5/15/2024	4,680,000	5,001,385
U.S. Treasury Notes, 1.125%, 2/28/2025	4,104,000	4,193,935
U.S. Treasury Notes, 2.875%, 7/31/2025	1,948,000	2,136,941
U.S. Treasury Notes, 0.25%, 9/30/2025	10,500,000	10,286,719
U.S. Treasury Notes, 2.625%, 12/31/2025	13,800,000	15,035,531
U.S. Treasury Notes, 2%, 11/15/2026	8,336,000	8,828,996
U.S. Treasury Notes, 2.25%, 8/15/2027	8,936,000	9,591,889
U.S. Treasury Notes, 2.375%, 5/15/2029	8,149,500	8,829,792
		$184,769,422
Utilities - Electric Power – 1.1%
Adani Green Energy (UP) Ltd./Prayatna Developers Private Ltd., 6.25%, 12/10/2024 (n)	$3,526,000	$ 3,915,623
Adani Transmission Ltd., 4.25%, 5/21/2036 (n)	3,015,625	3,181,552
AES Gener S.A., 7.125% to 7/06/2024, FLR (Swap Rate - 5yr. + 4.644%) to 7/06/2029, FLR (Swap Rate - 5yr. + 4.894%) to 7/06/2044, FLR (Swap Rate - 5yr. + 5.644%) to 3/26/2079	1,802,000	1,958,414
AES Gener S.A., 6.35% to 4/07/2025, FLR (CMT - 5yr. + 4.917%) to 4/07/2030, FLR (CMT - 5yr. + 5.167%) to 4/07/2045, FLR (CMT - 5yr. + 5.917%) to 10/07/2079 (n)	1,885,000	2,024,019
AES Panama Generation Holdings SRL, 4.375%, 5/31/2030 (n)	1,897,000	2,009,492
Azure Power Energy Ltd., 5.5%, 11/03/2022 (n)	3,114,000	3,180,951
Enel Finance International N.V., 2.875%, 5/25/2022 (n)	2,073,000	2,132,056
Energuate Trust, 5.875%, 5/03/2027	1,613,000	1,715,845
EnfraGen Energia Sur S.A., 5.375%, 12/30/2030 (n)	1,426,000	1,429,458
Inkia Energy Ltd., 5.875%, 11/09/2027 (n)	901,000	955,060
Listrindo Capital B.V., 4.95%, 9/14/2026	1,877,000	1,938,941
Mong Duong Finance Holdings B.V., 5.125%, 5/07/2029 (n)	2,190,000	2,222,850
ReNew Power Private Ltd., 5.875%, 3/05/2027 (n)	1,670,000	1,790,661
Star Energy Co., 4.85%, 10/14/2038 (n)	1,119,000	1,243,768
Termocandelaria Power Ltd., 7.875%, 1/30/2029 (n)	2,307,875	2,509,814
TerraForm Global Operating LLC, 6.125%, 3/01/2026 (n)	1,536,000	1,577,864
Transelec S.A., 3.875%, 1/12/2029 (n)	3,854,000	4,301,064
		$38,087,432

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Utilities - Water – 0.1%
Aegea Finance S.à r.l., 5.75%, 10/10/2024	$1,716,000	$ 1,780,007
Total Bonds (Identified Cost, $1,178,239,421)		$ 1,223,549,284
Common Stocks – 33.2%
Automotive – 0.6%
Magna International, Inc.	224,585	$ 18,916,601
NGK Spark Plug Co. Ltd	49,700	849,979
Zhengzhou Yutong Bus Co., Ltd., “A”	607,475	1,427,472
		$21,194,052
Biotechnology – 0.1%
Gilead Sciences, Inc.	65,921	$ 4,047,549
Brokerage & Asset Managers – 0.1%
IG Group Holdings PLC	151,832	$ 1,647,837
Chemicals – 0.1%
Eastman Chemical Co.	42,840	$ 4,680,698
Computer Software – 0.4%
Adobe Systems, Inc. (a)	3,962	$ 1,821,213
Microsoft Corp.	43,225	10,044,625
		$11,865,838
Computer Software - Systems – 0.9%
Fujitsu Ltd.	14,500	$ 2,089,404
Hitachi Ltd.	395,000	18,233,254
Hon Hai Precision Industry Co. Ltd.	1,421,000	5,731,815
Samsung Electronics Co. Ltd.	87,606	6,424,706
		$32,479,179
Construction – 2.0%
American Homes 4 Rent, “A”, REIT	607,549	$ 18,919,076
AvalonBay Communities, Inc., REIT	146,067	25,671,275
D.R. Horton, Inc.	17,874	1,373,975
ICA Tenedora S.A. de C.V. (a)	560,019	1,153,802
Mid-America Apartment Communities, Inc., REIT	159,785	21,527,833
		$68,645,961
Consumer Products – 0.8%
Colgate-Palmolive Co.	142,060	$ 10,682,912
Kimberly-Clark Corp.	140,095	17,978,391
		$28,661,303

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Containers – 0.1%
Amcor PLC	195,838	$ 2,142,468
Electrical Equipment – 0.7%
Schneider Electric SE	155,167	$ 22,999,577
Electronics – 1.3%
Intel Corp.	209,583	$ 12,738,455
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	215,251	27,108,711
Texas Instruments, Inc.	23,255	4,006,139
		$43,853,305
Energy - Independent – 0.1%
China Shenhua Energy Co. Ltd.	1,706,500	$ 3,242,954
Frontera Energy Corp.	72,682	362,937
		$3,605,891
Energy - Integrated – 0.4%
China Petroleum & Chemical Corp.	26,146,000	$ 14,422,835
LUKOIL PJSC, ADR	11,757	872,370
		$15,295,205
Engineering - Construction – 0.1%
Quanta Services, Inc.	35,923	$ 3,012,144
Food & Beverages – 1.0%
General Mills, Inc.	316,268	$ 17,397,902
J.M. Smucker Co.	120,302	13,473,824
PepsiCo, Inc.	25,351	3,275,096
		$34,146,822
Food & Drug Stores – 0.0%
Magnit OJSC, GDR	65,110	$ 883,543
General Merchandise – 0.2%
BIM Birlesik Magazalar A.S.	296,869	$ 2,642,211
Wal-Mart de Mexico S.A.B. de C.V.	1,150,901	3,283,102
		$5,925,313
Insurance – 1.4%
Equitable Holdings, Inc.	426,980	$ 12,625,799
Hartford Financial Services Group, Inc.	68,711	3,482,961
Manulife Financial Corp. (l)	855,056	17,046,024
MetLife, Inc.	111,294	6,410,534
NN Group N.V.	32,615	1,503,232
Samsung Fire & Marine Insurance Co. Ltd.	30,008	4,620,725

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Insurance – continued
Zurich Insurance Group AG	10,770	$ 4,398,455
		$50,087,730
Leisure & Toys – 0.1%
Brunswick Corp.	20,230	$ 1,787,725
Electronic Arts, Inc.	13,344	1,787,696
		$3,575,421
Machinery & Tools – 0.7%
AGCO Corp.	28,292	$ 3,663,248
Doosan Bobcat, Inc. (a)	22,598	649,067
Eaton Corp. PLC	150,538	19,598,542
		$23,910,857
Major Banks – 1.3%
ABSA Group Ltd.	537,822	$ 4,312,884
BOC Hong Kong Holdings Ltd.	1,573,500	5,233,877
China Construction Bank Corp.	8,362,000	6,716,379
DBS Group Holdings Ltd.	843,800	16,724,595
UBS Group AG	854,460	13,244,529
		$46,232,264
Medical & Health Technology & Services – 0.6%
Encompass Health Corp.	68,459	$ 5,506,842
HCA Healthcare, Inc.	36,603	6,296,814
McKesson Corp.	52,978	8,980,831
Quest Diagnostics, Inc.	10,024	1,158,674
		$21,943,161
Metals & Mining – 0.6%
Fortescue Metals Group Ltd.	290,556	$ 5,404,964
MMC Norilsk Nickel PJSC, ADR	45,251	1,419,524
POSCO	4,553	1,140,783
Rio Tinto PLC	129,042	11,123,070
Vale S.A.	142,800	2,408,453
		$21,496,794
Natural Gas - Distribution – 0.0%
Italgas S.p.A.	151,681	$ 893,458

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Natural Gas - Pipeline – 0.4%
Enterprise Products Partners LP	459,775	$ 9,802,403
Magellan Midstream Partners LP	36,334	1,514,038
Plains All American Pipeline LP	196,217	1,656,071
		$12,972,512
Network & Telecom – 2.1%
CoreSite Realty Corp., REIT	169,619	$ 20,644,328
Equinix, Inc., REIT	52,862	34,272,549
QTS Realty Trust, Inc., REIT, “A”	311,164	19,329,508
		$74,246,385
Other Banks & Diversified Financials – 0.2%
Citigroup, Inc.	51,005	$ 3,360,209
Sberbank of Russia, ADR	271,196	3,932,342
		$7,292,551
Pharmaceuticals – 2.6%
Bayer AG	184,415	$ 11,151,997
Eli Lilly & Co.	63,683	13,048,010
Johnson & Johnson	56,143	8,896,420
Merck & Co., Inc.	342,625	24,881,427
Novartis AG	82,690	7,107,713
Roche Holding AG	80,120	26,242,790
		$91,328,357
Railroad & Shipping – 0.1%
Kansas City Southern Co.	10,138	$ 2,152,703
Real Estate – 10.9%
Alexandria Real Estate Equities, Inc., REIT	108,267	$ 17,289,157
Boardwalk, REIT (l)	310,933	8,976,645
Boston Properties, Inc., REIT	102,398	10,150,714
Brixmor Property Group, Inc., REIT	908,734	17,883,885
Corporate Office Properties Trust, REIT	464,638	12,080,588
Douglas Emmett, Inc.	221,524	7,254,911
Empire State Realty Trust, REIT, “A”	701,767	7,726,455
EPR Properties, REIT	56,988	2,574,718
Equity Lifestyle Properties, Inc., REIT	273,177	16,841,362
Extra Space Storage, Inc., REIT	199,027	25,017,694
Host Hotels & Resorts, Inc., REIT	898,306	14,902,897
Lexington Realty Trust, REIT	170,984	1,832,948
Longfor Properties Co. Ltd.	697,500	4,136,557
Medical Properties Trust, Inc., REIT	600,850	12,972,351
National Storage Affiliates Trust, REIT	25,796	994,436

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Real Estate – continued
Omega Healthcare Investors, Inc., REIT	189,529	$ 7,039,107
Prologis, Inc., REIT	438,046	43,397,217
Rayonier, Inc., REIT	216,843	7,077,756
Shimao Property Holdings Ltd.	386,500	1,277,339
Simon Property Group, Inc., REIT	161,544	18,241,548
STAG Industrial, Inc., REIT	540,018	17,037,568
Starwood Property Trust, Inc., REIT	106,989	2,442,559
STORE Capital Corp., REIT	625,484	20,916,185
Sun Communities, Inc., REIT	124,591	18,931,602
Urban Edge Properties, REIT	1,139,654	18,804,291
VICI Properties, Inc., REIT	880,736	25,100,976
W.P. Carey, Inc., REIT	185,292	12,699,914
Welltower, Inc., REIT	395,520	26,855,808
		$380,457,188
Specialty Chemicals – 0.1%
Nitto Denko Corp.	29,900	$ 2,569,305
Telecommunications - Wireless – 1.4%
American Tower Corp., REIT	57,259	$ 12,375,388
KDDI Corp.	606,900	18,731,657
Mobile TeleSystems PJSC, ADR	116,313	956,093
Turkcell Iletisim Hizmetleri AS	639,364	1,364,516
Vodafone Group PLC	9,381,117	15,947,736
		$49,375,390
Telephone Services – 0.1%
Hellenic Telecommunications Organization S.A.	208,022	$ 3,197,599
PT Telekom Indonesia	5,991,300	1,468,374
		$4,665,973
Tobacco – 0.7%
British American Tobacco PLC	293,380	$ 10,159,159
Imperial Brands PLC	283,981	5,273,912
Japan Tobacco, Inc.	552,500	10,015,906
		$25,448,977
Trucking – 0.1%
United Parcel Service, Inc., “B”	18,717	$ 2,954,104
Utilities - Electric Power – 0.9%
AltaGas Ltd.	147,211	$ 2,231,416
CLP Holdings Ltd.	398,000	3,881,763
DTE Energy Co.	14,943	1,759,090
Exelon Corp.	253,667	9,791,546

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Utilities - Electric Power – continued
Iberdrola S.A.	576,227	$ 7,247,947
Transmissora Alianca de Energia Eletrica S.A., IEU	239,548	1,305,840
Xcel Energy, Inc.	74,623	4,372,162
		$30,589,764
Total Common Stocks (Identified Cost, $890,867,473)		$ 1,157,279,579
Convertible Preferred Stocks – 0.1%
Medical Equipment – 0.0%
Boston Scientific Corp., 5.5%	8,251	$ 912,725
Danaher Corp., 4.75%	857	1,306,068
		$2,218,793
Utilities - Electric Power – 0.1%
CenterPoint Energy, Inc., 7%	83,168	$ 3,041,454
Total Convertible Preferred Stocks (Identified Cost, $5,787,159)		$ 5,260,247
Preferred Stocks – 0.1%
Computer Software - Systems – 0.1%
Samsung Electronics Co. Ltd. (Identified Cost, $1,583,209)	48,822	$ 3,163,544
Investment Companies (h) – 33.9%
Bond Funds – 29.1%
MFS High Yield Pooled Portfolio (v)	110,250,240	$ 1,016,507,214
Money Market Funds – 4.8%
MFS Institutional Money Market Portfolio, 0.07% (v)	165,569,182	$ 165,569,182
Total Investment Companies (Identified Cost, $1,117,635,492)		$ 1,182,076,396

Underlying/Expiration Date/Exercise Price	Put/Call	Counterparty	Notional Amount	Par Amount/ Number of Contracts
Purchased Options – 0.0%
Special Products & Services – 0.0%
iShares U.S. Real Estate ETF – March 2021 @ $69 (Premiums Paid, $6,237,000)	Put	Goldman Sachs International	$ 192,170,000	22,000	$418,000

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Collateral for Securities Loaned – 0.4%
JPMorgan U.S. Government Money Market Fund, 0.04% (j) (Identified Cost, $13,007,879)	13,007,879	$ 13,007,879
Other Assets, Less Liabilities – (2.7)%		(94,638,304)
Net Assets – 100.0%		$3,490,116,625

(a)	Non-income producing security.
(d)	In default.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $1,182,076,396 and $2,402,678,533, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $315,956,584, representing 9.1% of net assets.
(u)	The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy. For further information about the fund’s level 3 holdings, please see Note 2 in the Notes to Financial Statements.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(w)	When-issued security.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Afren PLC, 11.5%, 2/01/2016	11/20/2015	$194,048	$0
% of Net assets			0.0%

The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
AGM	Assured Guaranty Municipal
AID	U.S. Agency for International Development
BAM	Build America Mutual
CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury
ETF	Exchange-Traded Fund
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.

Portfolio of Investments – continued
GDR	Global Depositary Receipt
IEU	International Equity Unit
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
TBA	To Be Announced
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
BRL	Brazilian Real
CLP	Chilean Peso
CNH	Chinese Yuan Renminbi (Offshore)
EGP	Egypt Pound
EUR	Euro
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
RUB	Russian Ruble
TRY	Turkish Lira
UYU	Uruguayan Peso
ZAR	South African Rand
Derivative Contracts at 2/28/21
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
TRY	51,486,000	USD	6,680,421	HSBC Bank	4/16/2021	$109,701
TRY	21,794,000	USD	2,793,207	JPMorgan Chase Bank N.A.	4/16/2021	81,048
TRY	8,272,000	USD	1,095,797	NatWest Markets PLC	3/05/2021	16,586
USD	6,393,229	BRL	34,838,171	JPMorgan Chase Bank N.A.	4/05/2021	184,894
USD	36,973,846	EUR	30,345,878	Goldman Sachs International	4/16/2021	319,213
USD	854,395	EUR	703,423	HSBC Bank	4/16/2021	4,734
USD	2,614,303	EUR	2,147,927	JPMorgan Chase Bank N.A.	4/16/2021	19,832
USD	5,169,259	EUR	4,241,238	Merrill Lynch International	4/16/2021	46,289
USD	1,321,829	EUR	1,072,965	Morgan Stanley Capital Services, Inc.	4/16/2021	25,799
USD	4,601,199	IDR	65,202,414,500	Citibank N.A.	4/26/2021	44,202
USD	1,590,333	IDR	22,460,271,911	JPMorgan Chase Bank N.A.	5/20/2021	24,133
USD	3,156,507	INR	231,962,208	JPMorgan Chase Bank N.A.	5/24/2021	40,389
USD	3,119,424	MXN	62,510,762	Citibank N.A.	4/16/2021	146,608
USD	3,244,867	MXN	66,657,000	Goldman Sachs International	4/16/2021	74,868
USD	1,906,275	RUB	141,924,000	JPMorgan Chase Bank N.A.	4/12/2021	11,384
						$1,149,680
Liability Derivatives
BRL	10,390,000	USD	1,934,535	Goldman Sachs International	4/05/2021	$(82,985)
BRL	8,105,000	USD	1,496,376	JPMorgan Chase Bank N.A.	4/05/2021	(52,025)
CLP	2,311,335,000	USD	3,230,376	Goldman Sachs International	4/26/2021	(34,768)

Portfolio of Investments – continued
Forward Foreign Currency Exchange Contracts - continued
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
CLP	658,797,000	USD	933,180	JPMorgan Chase Bank N.A.	4/26/2021	$(22,340)
CNH	19,359,000	USD	2,981,936	JPMorgan Chase Bank N.A.	4/16/2021	(7,081)
EUR	2,731,799	USD	3,309,155	JPMorgan Chase Bank N.A.	4/16/2021	(9,429)
KRW	1,628,047,000	USD	1,456,579	Barclays Bank PLC	5/10/2021	(7,177)
KRW	1,631,057,000	USD	1,459,324	JPMorgan Chase Bank N.A.	5/10/2021	(7,243)
MYR	4,793,791	USD	1,183,740	Barclays Bank PLC	3/29/2021	(439)
RUB	141,925,000	USD	1,909,850	Barclays Bank PLC	4/12/2021	(14,945)
ZAR	46,984,000	USD	3,221,448	Morgan Stanley Capital Services, Inc.	4/16/2021	(135,172)
USD	3,319,112	EUR	2,750,000	JPMorgan Chase Bank N.A.	4/16/2021	(2,599)
USD	1,585,441	TRY	12,033,421	UBS AG	4/16/2021	(1,561)
USD	6,160,575	ZAR	95,153,151	JPMorgan Chase Bank N.A.	4/16/2021	(89,826)
						$(467,590)

Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Bond	Short	USD	163	$25,952,656	June – 2021	$232,084
U.S. Treasury Note 2 yr	Long	USD	204	45,036,187	June – 2021	2,152
						$234,236
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr	Long	USD	231	$30,658,031	June – 2021	$(69,239)
U.S. Treasury Ultra Bond	Long	USD	75	14,179,688	June – 2021	(60,628)
						$(129,867)
At February 28, 2021, the fund had cash collateral of $60,000 and other liquid securities with an aggregate value of $291,070 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.
See Notes to Financial Statements

Financial Statements
Statement of Assets and Liabilities
At 2/28/21
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value, including $12,114,281 of securities on loan (identified cost, $2,095,722,141)	$2,402,678,533
Investments in affiliated issuers, at value (identified cost, $1,117,635,492)	1,182,076,396
Cash	481,658
Restricted cash for
Forward foreign currency exchange contracts	60,000
Receivables for
Forward foreign currency exchange contracts	1,149,680
Net daily variation margin on open futures contracts	110,109
Investments sold	41,688,682
TBA sale commitments	44,560,953
Fund shares sold	2,973,861
Interest and dividends	13,512,883
Other assets	10,095
Total assets	$3,689,302,850
Liabilities
Payables for
Distributions	$823,822
Forward foreign currency exchange contracts	467,590
Investments purchased	28,201,438
TBA purchase commitments	147,825,183
Fund shares reacquired	5,858,929
When-issued investments purchased	1,463,634
Collateral for securities loaned, at value	13,007,879
Payable to affiliates
Investment adviser	226,101
Administrative services fee	4,862
Shareholder servicing costs	864,303
Distribution and service fees	94,435
Payable for independent Trustees' compensation	293
Deferred country tax expense payable	22,186
Accrued expenses and other liabilities	325,570
Total liabilities	$199,186,225
Net assets	$3,490,116,625

Statement of Assets and Liabilities – continued
Net assets consist of
Paid-in capital	$3,168,182,773
Total distributable earnings (loss)	321,933,852
Net assets	$3,490,116,625
Shares of beneficial interest outstanding	265,595,240

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,577,031,904	119,988,281	$13.14
Class C	456,806,060	34,776,203	13.14
Class I	1,156,030,327	87,986,928	13.14
Class R1	240,629	18,329	13.13
Class R2	1,830,157	139,297	13.14
Class R3	22,759,969	1,731,323	13.15
Class R4	8,625,769	656,142	13.15
Class R6	266,791,810	20,298,737	13.14

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $13.72 [100 / 95.75 x $13.14]. On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements

Financial Statements
Statement of Operations
Year ended 2/28/21
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends from affiliated issuers	$57,986,291
Interest	46,847,071
Dividends	38,183,030
Other	179,931
Income on securities loaned	43,496
Foreign taxes withheld	(1,683,472)
Total investment income	$141,556,347
Expenses
Management fee	$21,355,934
Distribution and service fees	9,580,694
Shareholder servicing costs	3,308,288
Administrative services fee	476,066
Independent Trustees' compensation	40,724
Custodian fee	325,720
Shareholder communications	186,900
Audit and tax fees	143,084
Legal fees	28,932
Miscellaneous	333,093
Total expenses	$35,779,435
Fees paid indirectly	(5,392)
Reduction of expenses by investment adviser and distributor	(399,513)
Net expenses	$35,374,530
Net investment income (loss)	$106,181,817

Statement of Operations – continued
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $38,182 country tax)	$(7,354,044)
Affiliated issuers	(9,633,894)
Futures contracts	2,957,362
Forward foreign currency exchange contracts	(3,795,878)
Foreign currency	(248,845)
Net realized gain (loss)	$(18,075,299)
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $660 decrease in deferred country tax)	$10,867,930
Affiliated issuers	51,860,905
Futures contracts	(712,419)
Forward foreign currency exchange contracts	1,253,186
Translation of assets and liabilities in foreign currencies	177,413
Net unrealized gain (loss)	$63,447,015
Net realized and unrealized gain (loss)	$45,371,716
Change in net assets from operations	$151,553,533
See Notes to Financial Statements

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	2/28/21	2/29/20
Change in net assets
From operations
Net investment income (loss)	$106,181,817	$108,203,482
Net realized gain (loss)	(18,075,299)	19,607,860
Net unrealized gain (loss)	63,447,015	123,180,461
Change in net assets from operations	$151,553,533	$250,991,803
Total distributions to shareholders	$(106,424,048)	$(109,438,936)
Change in net assets from fund share transactions	$(554,489,316)	$352,804,556
Total change in net assets	$(509,359,831)	$494,357,423
Net assets
At beginning of period	3,999,476,456	3,505,119,033
At end of period	$3,490,116,625	$3,999,476,456
See Notes to Financial Statements

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	2/28/21	2/29/20	2/28/19	2/28/18	2/28/17
Net asset value, beginning of period	$12.86	$12.35	$12.10	$12.28	$11.22
Income (loss) from investment operations
Net investment income (loss) (d)	$0.37	$0.37	$0.39	$0.37	$0.39
Net realized and unrealized gain (loss)	0.28	0.51	0.33	(0.10)	1.08
Total from investment operations	$0.65	$0.88	$0.72	$0.27	$1.47
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.37)	$(0.39)	$(0.39)	$(0.41)
From net realized gain	(0.03)	(0.00)(w)	(0.08)	(0.06)	(0.00)(w)
Total distributions declared to shareholders	$(0.37)	$(0.37)	$(0.47)	$(0.45)	$(0.41)
Net asset value, end of period (x)	$13.14	$12.86	$12.35	$12.10	$12.28
Total return (%) (r)(s)(t)(x)	5.28	7.20	6.10	2.19	13.26
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.99	0.98	0.99	0.99	1.02
Expenses after expense reductions (f)(h)	0.98	0.97	0.98	0.98	1.00
Net investment income (loss)	2.97	2.86	3.21	2.97	3.25
Portfolio turnover	111	57	36	44	46
Net assets at end of period (000 omitted)	$1,577,032	$1,540,570	$1,315,625	$1,343,257	$1,321,135
See Notes to Financial Statements

Financial Highlights – continued
Class C	Year ended
	2/28/21	2/29/20	2/28/19	2/28/18	2/28/17
Net asset value, beginning of period	$12.85	$12.35	$12.09	$12.28	$11.22
Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.28	$0.30	$0.28	$0.30
Net realized and unrealized gain (loss)	0.29	0.49	0.34	(0.11)	1.08
Total from investment operations	$0.57	$0.77	$0.64	$0.17	$1.38
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.27)	$(0.30)	$(0.30)	$(0.32)
From net realized gain	(0.03)	(0.00)(w)	(0.08)	(0.06)	(0.00)(w)
Total distributions declared to shareholders	$(0.28)	$(0.27)	$(0.38)	$(0.36)	$(0.32)
Net asset value, end of period (x)	$13.14	$12.85	$12.35	$12.09	$12.28
Total return (%) (r)(s)(t)(x)	4.57	6.32	5.40	1.34	12.43
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.74	1.73	1.75	1.74	1.77
Expenses after expense reductions (f)(h)	1.73	1.72	1.74	1.73	1.75
Net investment income (loss)	2.27	2.14	2.48	2.23	2.50
Portfolio turnover	111	57	36	44	46
Net assets at end of period (000 omitted)	$456,806	$724,758	$756,643	$931,292	$1,046,946
See Notes to Financial Statements

Financial Highlights – continued
Class I	Year ended
	2/28/21	2/29/20	2/28/19	2/28/18	2/28/17
Net asset value, beginning of period	$12.86	$12.35	$12.09	$12.28	$11.22
Income (loss) from investment operations
Net investment income (loss) (d)	$0.40	$0.40	$0.42	$0.40	$0.41
Net realized and unrealized gain (loss)	0.29	0.51	0.34	(0.11)	1.09
Total from investment operations	$0.69	$0.91	$0.76	$0.29	$1.50
Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.40)	$(0.42)	$(0.42)	$(0.44)
From net realized gain	(0.03)	(0.00)(w)	(0.08)	(0.06)	(0.00)(w)
Total distributions declared to shareholders	$(0.41)	$(0.40)	$(0.50)	$(0.48)	$(0.44)
Net asset value, end of period (x)	$13.14	$12.86	$12.35	$12.09	$12.28
Total return (%) (r)(s)(t)(x)	5.54	7.46	6.45	2.36	13.54
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.74	0.73	0.74	0.74	0.77
Expenses after expense reductions (f)(h)	0.73	0.72	0.74	0.73	0.75
Net investment income (loss)	3.24	3.11	3.47	3.23	3.44
Portfolio turnover	111	57	36	44	46
Net assets at end of period (000 omitted)	$1,156,030	$1,425,004	$1,181,300	$1,371,333	$1,434,280
See Notes to Financial Statements

Financial Highlights – continued
Class R1	Year ended
	2/28/21	2/29/20	2/28/19	2/28/18	2/28/17
Net asset value, beginning of period	$12.85	$12.34	$12.08	$12.26	$11.21
Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.27	$0.31	$0.28	$0.31
Net realized and unrealized gain (loss)	0.28	0.51	0.33	(0.10)	1.06
Total from investment operations	$0.56	$0.78	$0.64	$0.18	$1.37
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.27)	$(0.30)	$(0.30)	$(0.32)
From net realized gain	(0.03)	(0.00)(w)	(0.08)	(0.06)	(0.00)(w)
Total distributions declared to shareholders	$(0.28)	$(0.27)	$(0.38)	$(0.36)	$(0.32)
Net asset value, end of period (x)	$13.13	$12.85	$12.34	$12.08	$12.26
Total return (%) (r)(s)(t)(x)	4.49	6.40	5.40	1.42	12.35
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.74	1.73	1.75	1.75	1.77
Expenses after expense reductions (f)(h)	1.73	1.72	1.74	1.74	1.75
Net investment income (loss)	2.22	2.12	2.57	2.29	2.55
Portfolio turnover	111	57	36	44	46
Net assets at end of period (000 omitted)	$241	$214	$193	$573	$938
See Notes to Financial Statements

Financial Highlights – continued
Class R2	Year ended
	2/28/21	2/29/20	2/28/19	2/28/18	2/28/17
Net asset value, beginning of period	$12.86	$12.35	$12.09	$12.28	$11.22
Income (loss) from investment operations
Net investment income (loss) (d)	$0.35	$0.34	$0.36	$0.34	$0.36
Net realized and unrealized gain (loss)	0.27	0.51	0.34	(0.11)	1.08
Total from investment operations	$0.62	$0.85	$0.70	$0.23	$1.44
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.34)	$(0.36)	$(0.36)	$(0.38)
From net realized gain	(0.03)	(0.00)(w)	(0.08)	(0.06)	(0.00)(w)
Total distributions declared to shareholders	$(0.34)	$(0.34)	$(0.44)	$(0.42)	$(0.38)
Net asset value, end of period (x)	$13.14	$12.86	$12.35	$12.09	$12.28
Total return (%) (r)(s)(t)(x)	5.01	6.93	5.92	1.85	12.98
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.24	1.23	1.25	1.24	1.27
Expenses after expense reductions (f)(h)	1.23	1.22	1.24	1.23	1.25
Net investment income (loss)	2.78	2.65	2.99	2.73	2.99
Portfolio turnover	111	57	36	44	46
Net assets at end of period (000 omitted)	$1,830	$3,085	$3,486	$4,396	$4,223
See Notes to Financial Statements

Financial Highlights – continued
Class R3	Year ended
	2/28/21	2/29/20	2/28/19	2/28/18	2/28/17
Net asset value, beginning of period	$12.86	$12.36	$12.10	$12.28	$11.23
Income (loss) from investment operations
Net investment income (loss) (d)	$0.37	$0.37	$0.39	$0.37	$0.39
Net realized and unrealized gain (loss)	0.29	0.50	0.34	(0.10)	1.07
Total from investment operations	$0.66	$0.87	$0.73	$0.27	$1.46
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.37)	$(0.39)	$(0.39)	$(0.41)
From net realized gain	(0.03)	(0.00)(w)	(0.08)	(0.06)	(0.00)(w)
Total distributions declared to shareholders	$(0.37)	$(0.37)	$(0.47)	$(0.45)	$(0.41)
Net asset value, end of period (x)	$13.15	$12.86	$12.36	$12.10	$12.28
Total return (%) (r)(s)(t)(x)	5.36	7.11	6.18	2.19	13.16
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.99	0.98	1.00	0.99	1.02
Expenses after expense reductions (f)(h)	0.98	0.97	0.99	0.98	1.00
Net investment income (loss)	2.98	2.86	3.21	2.97	3.24
Portfolio turnover	111	57	36	44	46
Net assets at end of period (000 omitted)	$22,760	$24,385	$19,159	$20,013	$19,274
See Notes to Financial Statements

Financial Highlights – continued
Class R4	Year ended
	2/28/21	2/29/20	2/28/19	2/28/18	2/28/17
Net asset value, beginning of period	$12.86	$12.36	$12.10	$12.29	$11.23
Income (loss) from investment operations
Net investment income (loss) (d)	$0.41	$0.41	$0.41	$0.40	$0.42
Net realized and unrealized gain (loss)	0.29	0.49	0.35	(0.10)	1.08
Total from investment operations	$0.70	$0.90	$0.76	$0.30	$1.50
Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.40)	$(0.42)	$(0.43)	$(0.44)
From net realized gain	(0.03)	(0.00)(w)	(0.08)	(0.06)	(0.00)(w)
Total distributions declared to shareholders	$(0.41)	$(0.40)	$(0.50)	$(0.49)	$(0.44)
Net asset value, end of period (x)	$13.15	$12.86	$12.36	$12.10	$12.29
Total return (%) (r)(s)(t)(x)	5.62	7.38	6.45	2.36	13.53
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.74	0.73	0.74	0.74	0.77
Expenses after expense reductions (f)(h)	0.73	0.72	0.73	0.73	0.75
Net investment income (loss)	3.24	3.15	3.43	3.20	3.50
Portfolio turnover	111	57	36	44	46
Net assets at end of period (000 omitted)	$8,626	$9,783	$10,063	$7,915	$6,179
See Notes to Financial Statements

Financial Highlights – continued
Class R6	Year ended
	2/28/21	2/29/20	2/28/19	2/28/18	2/28/17
Net asset value, beginning of period	$12.86	$12.35	$12.10	$12.28	$11.22
Income (loss) from investment operations
Net investment income (loss) (d)	$0.42	$0.41	$0.43	$0.38	$0.43
Net realized and unrealized gain (loss)	0.28	0.51	0.33	(0.06)(g)	1.08
Total from investment operations	$0.70	$0.92	$0.76	$0.32	$1.51
Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.41)	$(0.43)	$(0.44)	$(0.45)
From net realized gain	(0.03)	(0.00)(w)	(0.08)	(0.06)	(0.00)(w)
Total distributions declared to shareholders	$(0.42)	$(0.41)	$(0.51)	$(0.50)	$(0.45)
Net asset value, end of period (x)	$13.14	$12.86	$12.35	$12.10	$12.28
Total return (%) (r)(s)(t)(x)	5.64	7.55	6.46	2.54	13.65
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.65	0.64	0.65	0.65	0.67
Expenses after expense reductions (f)(h)	0.64	0.63	0.64	0.64	0.65
Net investment income (loss)	3.32	3.19	3.55	3.08	3.57
Portfolio turnover	111	57	36	44	46
Net assets at end of period (000 omitted)	$266,792	$271,679	$218,650	$214,111	$15,036

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

Notes to Financial Statements
(1) Business and Organization
MFS Diversified Income Fund (the fund) is a diversified series of MFS Series Trust XIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
The fund invests in the MFS High Yield Pooled Portfolio (“High Yield Pooled Portfolio”). MFS does not receive a management fee from the High Yield Pooled Portfolio. The High Yield Pooled Portfolio’s investment objective is to seek total return with an emphasis on high current income, but also considering capital appreciation. The accounting policies of the High Yield Pooled Portfolio are outlined in its shareholder report, which is available without charge by calling 1-800-225-2606 and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov. The accounting policies detailed in the Significant Accounting Policies note cover both the fund and the High Yield Pooled Portfolio. For purposes of this policy disclosure, “fund” refers to both the fund and the High Yield Pooled Portfolio in which the fund invests. The High Yield Pooled Portfolio’s shareholder report is not covered by this report. The fund and the High Yield Pooled Portfolio invest in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund and the High Yield Pooled Portfolio invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. The fund invests a significant amount of its net assets in U.S. and foreign real estate related investments and as a result is subject to certain risks associated with the direct ownership of real estate and the real estate industry in general. These include risks related to general, regional and local economic conditions; difficulties in valuing and disposing of real estate; fluctuations in interest rates and property tax rates, shifts in zoning laws, environmental regulations and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to

Notes to Financial Statements  - continued
natural disasters; overbuilding; losses due to casualty or condemnation; changes in property values and rental rates; the management skill and creditworthiness of the manager; and other factors. The fund invests in emerging market issuers. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, accounting, and auditing systems, and greater political, social, and economic instability than developed markets.
In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of certain tenors of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund's investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — The investments of the fund and the High Yield Pooled Portfolio are valued as described below.
Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service.  Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing

Notes to Financial Statements  - continued
service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases,

Notes to Financial Statements  - continued
an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of February 28, 2021 in valuing the fund's assets or liabilities:

Notes to Financial Statements  - continued
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$786,230,091	$418,000	$—	$786,648,091
Japan	20,821,061	31,668,444	—	52,489,505
Switzerland	50,993,487	—	—	50,993,487
Canada	47,533,623	—	—	47,533,623
United Kingdom	44,151,714	—	—	44,151,714
Taiwan	27,108,711	5,731,815	—	32,840,526
China	15,523,362	15,700,174	—	31,223,536
France	22,999,577	—	—	22,999,577
Singapore	—	16,724,595	—	16,724,595
Other Countries	66,884,177	13,632,539	—	80,516,716
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	—	188,500,166	—	188,500,166
Non - U.S. Sovereign Debt	—	413,238,154	—	413,238,154
Municipal Bonds	—	15,574,334	—	15,574,334
U.S. Corporate Bonds	—	16,494,431	—	16,494,431
Residential Mortgage-Backed Securities	—	377,315,166	—	377,315,166
Commercial Mortgage-Backed Securities	—	22,498,227	—	22,498,227
Asset-Backed Securities (including CDOs)	—	9,711,321	—	9,711,321
Foreign Bonds	—	180,217,485	0	180,217,485
Mutual Funds	1,195,084,275	—	—	1,195,084,275
Total	$2,277,330,078	$1,307,424,851	$0	$3,584,754,929
Other Financial Instruments
Futures Contracts – Assets	$234,236	$—	$—	$234,236
Futures Contracts – Liabilities	(129,867)	—	—	(129,867)
Forward Foreign Currency Exchange Contracts – Assets	—	1,149,680	—	1,149,680
Forward Foreign Currency Exchange Contracts – Liabilities	—	(467,590)	—	(467,590)
For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the High Yield Pooled Portfolio's shareholder report for further information regarding the levels used in valuing its assets or liabilities.

Notes to Financial Statements  - continued
The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.
Fixed Income Securities
Balance as of 2/29/20	$—
Transfers into level 3	0
Balance as of 2/28/21	$0
At February 28, 2021, the fund held one level 3 security.
Inflation-Adjusted Debt Securities — The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were purchased options, futures contracts, and forward foreign currency exchange contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

Notes to Financial Statements  - continued
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at February 28, 2021 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$234,236	$(129,867)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	1,149,680	(467,590)
Equity	Purchased Equity Options	418,000	—
Total		$1,801,916	$(597,457)
(a)	The value of purchased options outstanding is included in investments in unaffiliated issuers, at value, within the fund's Statement of Assets and Liabilities. Values presented in this table for futures contracts correspond to the values reported in the fund's Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund's Statement of Assets and Liabilities.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended February 28, 2021 as reported in the Statement of Operations:
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)
Interest Rate	$2,957,362	$ —	$ —
Foreign Exchange	—	(3,795,878)	—
Equity	—	—	(10,995,600)
Total	$2,957,362	$(3,795,878)	$(10,995,600)
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended February 28, 2021 as reported in the Statement of Operations:
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)
Interest Rate	$(712,419)	$ —	$ —
Foreign Exchange	—	1,253,186	—
Equity	—	—	(5,819,000)
Total	$(712,419)	$1,253,186	$(5,819,000)
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one

Notes to Financial Statements  - continued
net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Purchased Options — The fund purchased put options for a premium. Purchased put options entitle the holder to sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund's exposure to an underlying instrument.
The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.
Whether or not the option is exercised, the fund's maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Notes to Financial Statements  - continued
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Security Loans — Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co., as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least

Notes to Financial Statements  - continued
equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund's Portfolio of Investments, with a fair value of $12,114,281. The fair value of the fund's investment securities on loan and a related liability of $13,007,879 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
Loans and Other Direct Debt Instruments —The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Some securities may be purchased or sold on an extended settlement basis, which means that the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the customary settlement period. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward based on the rate of inflation. Interest is accrued based on the principal value, which is adjusted

Notes to Financial Statements  - continued
for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the fund. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates are used in reporting the character of income and distributions for financial statement purposes. The fund receives substantial distributions from holdings in REITs. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.
The fund may purchase or sell mortgage-backed securities on a “To Be Announced” (TBA) basis. A TBA transaction is subject to extended settlement and typically does not designate the actual security to be delivered, but instead includes an approximate principal amount. The price of the TBA security and the date that it will be settled are fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and no interest accrues to the fund until settlement takes place. TBA purchase and sale commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy and included in TBA purchase and TBA sale commitments in the Statement of Assets and Liabilities. Losses may arise as a result of changes in the value of the TBA investment prior to settlement date or due to counterparty non-performance. At the time that it enters into a TBA transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.
The fund may purchase or sell securities on a when-issued or delayed delivery basis. In these extended settlement transactions, the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the normal

Notes to Financial Statements  - continued
settlement period. The price of such security and the date that the security will be settled are generally fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and for debt securities no interest accrues to the fund until settlement takes place. When the fund sells securities on a when-issued or delayed delivery basis, the fund typically owns or has the right to acquire securities equivalent in kind and amount to the securities sold. Purchase and sale commitments for when-issued or delayed delivery securities are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy, and included in When-issued investments purchased in the Statement of Assets and Liabilities. Losses may arise due to changes in the value of the underlying securities prior to settlement date or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. At the time that it enters into a when-issued or delayed delivery transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.
The fund may also enter into mortgage dollar rolls, typically TBA dollar rolls, in which the fund sells TBA mortgage-backed securities to financial institutions and simultaneously agrees to repurchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. Dollar roll transactions involve the risk that the market value of the securities that the fund is required to purchase may decline below the agreed upon repurchase price of those securities.
To mitigate the counterparty credit risk on TBA transactions, mortgage dollar rolls, and other types of forward settling mortgage-backed and asset-backed security transactions, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
For mortgage-backed and asset-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund's collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Notes to Financial Statements  - continued
Fees Paid Indirectly — The fund's custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended February 28, 2021, is shown as a reduction of total expenses in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to amortization and accretion of debt securities and wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 2/28/21	Year ended 2/29/20
Ordinary income (including any short-term capital gains)	$99,621,041	$108,420,660
Long-term capital gains	6,803,007	1,018,276
Total distributions	$106,424,048	$109,438,936
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 2/28/21
Cost of investments	$3,271,496,502
Gross appreciation	361,107,020
Gross depreciation	(47,062,134)
Net unrealized appreciation (depreciation)	$ 314,044,886
Undistributed ordinary income	10,954,318
Undistributed long-term capital gain	2,490,794
Other temporary differences	(5,556,146)

Notes to Financial Statements  - continued
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund's realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class C shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 2/28/21	Year ended 2/29/20
Class A	$44,341,535	$41,919,683
Class C	13,078,504	16,289,000
Class I	39,272,282	42,120,098
Class R1	5,201	4,462
Class R2	50,897	90,558
Class R3	703,020	673,474
Class R4	274,982	314,444
Class R6	8,697,627	8,027,217
Total	$106,424,048	$109,438,936
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.65%
In excess of $1 billion and up to $2.5 billion	0.60%
In excess of $2.5 billion and up to $5 billion	0.55%
In excess of $5 billion	0.50%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended February 28, 2021, this management fee reduction amounted to $395,804, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended February 28, 2021 was equivalent to an annual effective rate of 0.59% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as fees and expenses

Notes to Financial Statements  - continued
associated with investments in investment companies and other similar investment vehicles), such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
Classes
A	C	I	R1	R2	R3	R4	R6
1.10%	1.85%	0.85%	1.85%	1.35%	1.10%	0.85%	0.79%
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until June 30, 2022. For the year ended February 28, 2021, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $63,672 for the year ended February 28, 2021, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 3,694,349
Class C	0.75%	0.25%	1.00%	1.00%	5,816,205
Class R1	0.75%	0.25%	1.00%	1.00%	2,337
Class R2	0.25%	0.25%	0.50%	0.50%	9,311
Class R3	—	0.25%	0.25%	0.25%	58,492
Total Distribution and Service Fees					$9,580,694
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended February 28, 2021 based on each class's average daily net assets.MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended February 28, 2021, this rebate amounted to $3,586 and $123 for Class A and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Notes to Financial Statements  - continued
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended February 28, 2021, were as follows:
Amount
Class A	$54,092
Class C	56,403
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended February 28, 2021, the fee was $195,513, which equated to 0.0055% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended February 28, 2021, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $3,112,775.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended February 28, 2021 was equivalent to an annual effective rate of 0.0133% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund invests in the High Yield Pooled Portfolio, which is a mutual fund advised by MFS that does not pay management fees to MFS but does incur investment and operating costs. The fund invests in the High Yield Pooled Portfolio to gain exposure to high income debt instruments, rather than investing in high income debt instruments directly. Income earned on this investment is included in “Dividends from affiliated issuers” in the Statement of Operations. The High Yield Pooled Portfolio does not pay distribution and/or service fees to MFD.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to

Notes to Financial Statements  - continued
ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended February 28, 2021, the fund engaged in sale transactions pursuant to this policy, which amounted to $1,567,291. The sales transactions resulted in net realized gains (losses) of $(614,102).
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended February 28, 2021, this reimbursement amounted to $110,083, which is included in “Other” income in the Statement of Operations.
(4) Portfolio Securities
For the year ended February 28, 2021, purchases and sales of investments, other than short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$2,422,270,566	$2,620,460,253
Non-U.S. Government securities	1,442,225,556	1,812,237,339
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 2/28/21		Year ended 2/29/20
	Shares	Amount	Shares	Amount
Shares sold
Class A	26,698,817	$334,629,453	33,397,250	$432,492,400
Class C	2,317,040	28,643,678	7,319,171	94,616,782
Class I	21,074,382	260,990,032	34,542,844	445,153,078
Class R1	4,179	50,747	4,621	59,749
Class R2	35,647	449,430	63,533	812,885
Class R3	274,176	3,430,576	550,318	7,045,771
Class R4	159,223	2,005,362	150,291	1,937,454
Class R6	4,833,104	60,253,088	6,103,973	78,908,162
	55,396,568	$690,452,366	82,132,001	$1,061,026,281

Notes to Financial Statements  - continued
	Year ended 2/28/21		Year ended 2/29/20
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	3,375,341	$42,228,518	3,139,826	$40,502,983
Class C	946,276	11,795,795	1,099,094	14,146,037
Class I	2,541,818	31,726,946	2,594,358	33,466,978
Class R1	399	4,993	346	4,447
Class R2	3,739	46,640	4,968	63,932
Class R3	56,059	700,910	52,157	673,119
Class R4	22,000	274,956	24,369	313,901
Class R6	660,976	8,265,621	590,182	7,616,729
	7,606,608	$95,044,379	7,505,300	$96,788,126
Shares reacquired
Class A	(29,866,177)	$(368,944,745)	(23,252,210)	$(300,155,620)
Class C	(24,873,333)	(313,101,450)	(13,316,040)	(171,821,552)
Class I	(46,458,975)	(567,582,659)	(21,957,935)	(283,122,011)
Class R1	(2,873)	(36,133)	(3,964)	(50,844)
Class R2	(140,095)	(1,765,344)	(110,815)	(1,421,242)
Class R3	(494,519)	(6,285,453)	(257,504)	(3,331,048)
Class R4	(285,574)	(3,527,252)	(228,659)	(2,939,419)
Class R6	(6,317,809)	(78,743,025)	(3,270,446)	(42,168,115)
	(108,439,355)	$(1,339,986,061)	(62,397,573)	$(805,009,851)
Net change
Class A	207,981	$7,913,226	13,284,866	$172,839,763
Class C	(21,610,017)	(272,661,977)	(4,897,775)	(63,058,733)
Class I	(22,842,775)	(274,865,681)	15,179,267	195,498,045
Class R1	1,705	19,607	1,003	13,352
Class R2	(100,709)	(1,269,274)	(42,314)	(544,425)
Class R3	(164,284)	(2,153,967)	344,971	4,387,842
Class R4	(104,351)	(1,246,934)	(53,999)	(688,064)
Class R6	(823,729)	(10,224,316)	3,423,709	44,356,776
	(45,436,179)	$(554,489,316)	27,239,728	$352,804,556
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the

Notes to Financial Statements  - continued
average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended February 28, 2021, the fund’s commitment fee and interest expense were $17,610 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS High Yield Pooled Portfolio	$666,403,930	$488,942,976	$181,080,965	$(9,645,755)	$51,887,028	$1,016,507,214
MFS Institutional Money Market Portfolio	209,437,828	1,023,647,543	1,067,501,927	11,861	(26,123)	165,569,182
	$875,841,758	$1,512,590,519	$1,248,582,892	$(9,633,894)	$51,860,905	$1,182,076,396

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS High Yield Pooled Portfolio	$57,500,181	$—
MFS Institutional Money Market Portfolio	486,110	—
	$57,986,291	$—
(8) Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS Diversified Income Fund and the Board of Trustees of MFS Series Trust XIII
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS Diversified Income Fund (the “Fund”) (one of the funds constituting MFS Series Trust XIII (the “Trust”)), including the portfolio of investments, as of February 28, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust XIII) at February 28, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
April 15, 2021

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of April 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	135	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A
Michael W. Roberge (k) (age 54)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 69)	Trustee	February 2014	135	Private investor	N/A
John A. Caroselli (age 66)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 65)	Trustee	January 2009	135	Private investor	N/A
Peter D. Jones (age 65)	Trustee	January 2019	135	Private investor	N/A

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 59)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 64)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	135	Private investor	N/A
Laurie J. Thomsen (age 63)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 52)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 60)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Robert Almeida Neeraj Arora David Cole Rick Gable Matt Ryan Jonathan Sage Geoffrey Schechter Michael Skatrud

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2021 income tax forms in January 2022.  The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $7,499,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 5.35% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

Federal Tax Information (unaudited)
The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
February 28, 2021
MFS®  Government
Securities Fund
MFG-ANN

MFS® Government
Securities Fund

Contact information	back cover
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CEO
Dear Shareholders:
Markets have experienced dramatic swings since the coronavirus pandemic brought the global economy to a standstill for several months early in 2020. The speedy development of vaccines and therapeutics brightened the economic and market outlook, but uncertainty remains as new variants of the virus appear and questions persist over how fast vaccines can be made widely available. In the United States, political uncertainty eased after former Vice President Joe Biden won the presidential election and the Democrats gained control of a closely divided Senate.
Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support. Having passed a $1.9 trillion stimulus package in March, the U.S. Congress is expected to approve additional stimulus later this year, some of it focused on infrastructure. Along with extraordinary government expenditures, pent-up consumer demand could fuel a surge in economic activity as coronavirus restrictions are eased. Because of this, markets anticipate at least temporary inflation pressures in the months ahead and have pushed up yields on global government bonds, resulting in ripple effects being felt across most financial markets. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, recent dramatic increases in speculative retail trading bear watching.
In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
April 15, 2021
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

Portfolio Composition
Portfolio structure (i)
Fixed income sectors (i)
Mortgage-Backed Securities	51.6%
U.S. Treasury Securities	39.5%
Commercial Mortgage-Backed Securities	3.8%
Municipal Bonds	2.9%
Investment Grade Corporates	1.8%
Collateralized Debt Obligations	1.0%
U.S. Government Agencies	0.6%
Non-U.S. Government Bonds	0.1%
Asset-Backed Securities	0.1%
Composition including fixed income credit quality (a)(i)
AAA	4.2%
AA	1.9%
A	2.6%
BBB	0.8%
U.S. Government	30.4%
Federal Agencies	52.2%
Not Rated	9.3%
Cash & Cash Equivalents	7.8%
Other	(9.2)%
Portfolio facts (i)
Average Duration (d)	5.1
Average Effective Maturity (m)	5.9 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change.U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities.Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency.The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
2

Portfolio Composition - continued
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of February 28, 2021.
The portfolio is actively managed and current holdings may be different.
3

Management Review
Summary of Results
For the twelve months ended February 28, 2021, Class A shares of the MFS Government Securities Fund (fund) provided a total return of 0.40%, at net asset value. This compares with a return of 0.63% for the fund’s benchmark, the Bloomberg Barclays U.S. Government/Mortgage Bond Index.
Market Environment
Although markets experienced an extraordinarily sharp selloff early in the period, many markets had an unusually rapid recovery thereafter. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus, and more fiscal firepower is in the process of being deployed. At this point, the global economy looks to have experienced the shortest — albeit the deepest and steepest — recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of new coronavirus variants, what their impacts will be and how quickly vaccines to guard against them can be manufactured and distributed. There remain worries over whether enough people will get vaccinated to bring about herd immunity.
Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These undertakings proved largely successful in helping to restore market function, ease volatility and stimulate a continued rebound. In the middle of the period, the US Federal Reserve adopted a new, flexible, average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies — a departure from the usual market-dictated response to risk-off crises.
Optimism that global growth will improve as vaccines become more widely available, along with production cuts from Saudi Arabia, sent crude oil prices higher late in the period. The rally helped support the bonds of shale oil producers, improving their ability to service their debts. Prices of many raw materials have also rebounded strongly as the global manufacturing sector has proved quite resilient during the pandemic.
Late in the period, focus turned to the threat of resurgent inflation resulting from the monumental levels of economic stimulus and the unleashing of pandemic-induced pent-up demand. In response to these concerns, global government bond yields have risen materially in recent months and market leadership has shifted from a handful of mega-cap technology companies to a broader array of small cap and value stocks. At the same time, signs of excess investor enthusiasm have been seen in pockets of the market, such as stocks that are popular with users of online message boards and equities issued by special purpose acquisition companies (SPACs).
Factors Affecting Performance
Relative to the Bloomberg Barclays U.S. Government/Mortgage Bond Index, there were no factors that materially detracted from the fund's performance.
4

Management Review - continued
On the positive side, factors that supported relative performance included the fund's asset allocation decisions, notably its out-of-benchmark positions in commercial mortgage-backed securities (CMBS), collateral debt obligations (CMOs) and municipal bonds.
Strong security selection within the mortgage-backed security (MBS) fixed rate sector further benefited the fund's relative performance.
To a lesser-extent, the fund's positioning along the yield curve(y), specifically its underweight position to long-dated issues around 30-year maturities, helped relative results as interest rates along that key-rate maturity generally rose over the reporting period.
Respectfully,
Portfolio Manager(s)
Geoffrey Schechter and Jake Stone
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
5

Performance Summary THROUGH 2/28/21
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment
6

Performance Summary  - continued
Total Returns through 2/28/21
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	7/25/84	0.40%	2.14%	2.36%	N/A
B	8/30/93	(0.35)%	1.38%	1.60%	N/A
C	4/01/96	(0.25)%	1.38%	1.59%	N/A
I	1/02/97	0.65%	2.39%	2.61%	N/A
R1	4/01/05	(0.35)%	1.38%	1.60%	N/A
R2	10/31/03	0.15%	1.88%	2.11%	N/A
R3	4/01/05	0.50%	2.14%	2.37%	N/A
R4	4/01/05	0.65%	2.39%	2.61%	N/A
R6	7/02/12	0.75%	2.50%	N/A	2.13%
Comparative benchmark(s)

Bloomberg Barclays U.S. Government/Mortgage Bond Index (f)	0.63%	2.62%	2.96%	N/A
Average annual with sales charge

A With Initial Sales Charge (4.25%)	(3.87)%	1.26%	1.91%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)	(4.30)%	1.00%	1.60%	N/A
C With CDSC (1% for 12 months) (v)	(1.24)%	1.38%	1.59%	N/A
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
Bloomberg Barclays U.S. Government/Mortgage Bond Index(a) – measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).
It is not possible to invest directly in an index.
(a)	BLOOMBERG ® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg's licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the
7

Performance Summary  - continued
accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund's share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
8

Expense Table
Fund expenses borne by the shareholders during the period,
September 1, 2020 through February 28, 2021
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2020 through February 28, 2021.
The expenses include the payment of a portion of the transfer-agent-related expenses fo MFS funds that invest in the fund. For further information, please see the Notes to Financial Statements.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
9

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 9/01/20	Ending Account Value 2/28/21	Expenses Paid During Period (p) 9/01/20-2/28/21
A	Actual	0.79%	$1,000.00	$977.13	$3.87
	Hypothetical (h)	0.79%	$1,000.00	$1,020.88	$3.96
B	Actual	1.54%	$1,000.00	$974.36	$7.54
	Hypothetical (h)	1.54%	$1,000.00	$1,017.16	$7.70
C	Actual	1.54%	$1,000.00	$974.45	$7.54
	Hypothetical (h)	1.54%	$1,000.00	$1,017.16	$7.70
I	Actual	0.54%	$1,000.00	$979.27	$2.65
	Hypothetical (h)	0.54%	$1,000.00	$1,022.12	$2.71
R1	Actual	1.54%	$1,000.00	$974.36	$7.54
	Hypothetical (h)	1.54%	$1,000.00	$1,017.16	$7.70
R2	Actual	1.04%	$1,000.00	$976.81	$5.10
	Hypothetical (h)	1.04%	$1,000.00	$1,019.64	$5.21
R3	Actual	0.79%	$1,000.00	$978.07	$3.87
	Hypothetical (h)	0.79%	$1,000.00	$1,020.88	$3.96
R4	Actual	0.54%	$1,000.00	$978.36	$2.65
	Hypothetical (h)	0.54%	$1,000.00	$1,022.12	$2.71
R6	Actual	0.43%	$1,000.00	$978.85	$2.11
	Hypothetical (h)	0.43%	$1,000.00	$1,022.66	$2.16
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
10

Portfolio of Investments
2/28/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Bonds – 92.0%
Asset-Backed & Securitized – 4.8%
Arbor Realty Trust, Inc., 1.63%, 12/15/2035 (n)(w)	$3,901,000	$ 3,901,000
Bancorp Commercial Mortgage Trust, 2019-CRE6, “A”, FLR, 3.316% (LIBOR - 1mo. + 1.05%), 9/15/2036 (n)	5,464,703	5,464,702
BBCMS Mortgage Trust, 2021-C9, “XA”, 1.77%, 2/15/2054 (i)(w)	14,026,222	1,800,546
Benchmark Mortgage Trust, 2020-B18, “A5”, 1.925%, 8/15/2053	5,074,627	5,017,477
Benchmark Mortgage Trust, 2021-B23, “XA”, 1.28%, 2/15/2054 (i)	44,134,293	4,342,113
BPCRE Holder LLC, 1.05%, 2/15/2037 (n)(w)	2,517,000	2,518,562
BPCRE Holder LLC, 1.75%, 2/15/2037 (n)(w)	1,306,500	1,307,719
Cantor Commercial Real Estate, 2019-CF3, “A4”, 3.006%, 1/15/2053	5,105,000	5,482,525
Capital Automotive, 2020-1A, “A4”, REIT, 3.19%, 2/15/2050 (n)	1,258,512	1,305,186
Citigroup Commercial Mortgage Trust, 2019-C7, “A4”, 3.102%, 12/15/2072	1,830,317	1,975,184
Citigroup Commercial Mortgage Trust, 2019-XA, “C7”, 0.877%, 12/15/2072 (i)(n)	23,575,568	1,476,670
Commercial Mortgage Pass-Through Certificates, 2020-BN28, “A4”, 1.844%, 3/15/2063	1,526,471	1,493,893
Commercial Mortgage Pass-Through Certificates, 2020-BN29, “A4”, 1.997%, 11/15/2053	2,554,811	2,529,113
Commercial Mortgage Pass-Through Certificates, 2020-BN30, “A4”, 2.037%, 12/10/2053	4,192,000	4,134,439
Commercial Mortgage Pass-Through Certificates, 2021-BN31,“XA”, 1.34%, 2/15/2054 (i)	34,023,564	3,619,491
Commercial Mortgage Trust, 2014-CR19, “A5”, 3.796%, 8/10/2047	1,000,000	1,094,470
Commercial Mortgage Trust, 2015-DC1, “A5”, 3.35%, 2/10/2048	4,990,000	5,398,959
Commercial Mortgage Trust, 2015-LC21, “A4”, 3.708%, 7/10/2048	3,135,000	3,452,408
Commercial Mortgage Trust, 2015-PC1, “A5”, 3.902%, 7/10/2050	5,300,000	5,867,902
Commercial Mortgage Trust, 2017-COR2, “A3”, 3.51%, 9/10/2050	5,351,861	5,939,085
CSAIL Commercial Mortgage Trust, 2015-C2, “A4”, 3.504%, 6/15/2057	5,341,994	5,819,715
GS Mortgage Securities Trust, 2015-GC30, “A4”, 3.382%, 5/10/2050	5,951,000	6,469,997
11

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
GS Mortgage Securities Trust, 2015-GC32, “A2”, 3.062%, 7/10/2048	$519,623	$ 519,705
GS Mortgage Securities Trust, 2020-GC45, “A5”, 2.95%, 2/13/2053	3,429,659	3,657,739
KREF Ltd., 2018-FL1, “AS”, FLR, 1.458% (LIBOR - 1mo. + 1.35%), 6/15/2036 (n)	750,000	750,234
Madison Park Funding Ltd., 2014-13A, “BR2”, FLR, 1.723% (LIBOR - 3mo. + 1.5%), 4/19/2030 (n)	5,711,934	5,742,207
MF1 Multi-Family Housing Mortgage Loan Trust, 2020-FL4, “A”, FLR, 1.812% (LIBOR - 1mo. + 1.7%), 11/15/2035 (n)	4,790,500	4,830,903
Morgan Stanley Bank of America Merrill Lynch Trust, 2017-C34, “A4”, 3.536%, 11/15/2052	1,650,987	1,839,723
Morgan Stanley Capital I Trust, 2018-H4, “XA”, 0.858%, 12/15/2051 (i)	24,952,346	1,339,127
Neuberger Berman CLO Ltd., 2015-20, “AR”, FLR, 1.041% (LIBOR - 3mo. + 0.8%), 1/15/2028 (n)	2,015,438	2,012,094
Palmer Square Loan Funding Ltd., 2020-1A, “A2”, FLR, 1.532% (LIBOR - 3mo. + 1.35%), 2/20/2028 (n)	3,163,115	3,145,303
Symphony CLO Ltd., 2016-17A, “BR”, FLR, 1.441% (LIBOR - 3mo. + 1.2%), 4/15/2028 (n)	4,840,622	4,840,603
UBS Commercial Mortgage Trust, 2017-C1, “A4”, 3.544%, 11/15/2050	3,359,567	3,737,717
Wells Fargo Commercial Mortgage Trust, 2018-C48, “XA”, 0.947%, 1/15/2052 (i)(n)	14,519,030	880,620
Wells Fargo Commercial Mortgage Trust, 2019-C54, “A4”, 3.146%, 12/15/2052	7,948,914	8,592,820
Wells Fargo Commercial Mortgage Trust, 2020-C58, “A4”, 2.092%, 7/15/2053	2,285,000	2,275,626
		$124,575,577
Automotive – 0.2%
Hyundai Capital America, 2.85%, 11/01/2022 (n)	$2,831,000	$ 2,926,902
Hyundai Capital America, 2.375%, 2/10/2023 (n)	1,899,000	1,957,702
		$4,884,604
Consumer Services – 0.1%
Conservation Fund, 3.474%, 12/15/2029	$2,018,000	$ 2,137,475
Industrial – 0.1%
Howard University, Washington D.C., 2.738%, 10/01/2022	$458,000	$ 470,527
Howard University, Washington D.C., 2.801%, 10/01/2023	505,000	521,763
Howard University, Washington D.C., AGM, 2.638%, 10/01/2021	436,000	439,018
Howard University, Washington D.C., AGM, 2.416%, 10/01/2024	556,000	573,396
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Industrial – continued
Howard University, Washington D.C., AGM, 2.516%, 10/01/2025	$688,000	$ 704,559
		$2,709,263
Major Banks – 0.1%
UBS Group AG, 3.491%, 5/23/2023 (n)	$2,120,000	$ 2,197,406
Medical & Health Technology & Services – 0.7%
Montefiore Obligated Group, AGM, 5.246%, 11/01/2048	$7,884,000	$ 9,734,192
ProMedica Toledo Hospital, “B”, AGM, 5.325%, 11/15/2028	4,139,000	4,827,717
ProMedica Toledo Hospital, “B”, AGM, 5.75%, 11/15/2038	1,992,000	2,387,808
		$16,949,717
Mortgage-Backed – 51.4%
Fannie Mae, 6%, 5/01/2021 - 12/01/2037	$2,976,926	$ 3,526,150
Fannie Mae, 2.152%, 1/25/2023	2,476,363	2,529,561
Fannie Mae, 2.41%, 5/01/2023	1,386,670	1,431,535
Fannie Mae, 2.55%, 5/01/2023	1,192,917	1,234,385
Fannie Mae, 2.59%, 5/01/2023	759,947	786,917
Fannie Mae, 5.5%, 6/01/2023 - 4/01/2050	17,319,341	20,132,133
Fannie Mae, 3.78%, 10/01/2023	853,611	917,457
Fannie Mae, 5%, 3/01/2024 - 3/01/2042	12,939,267	14,981,453
Fannie Mae, 4.5%, 5/01/2025 - 6/01/2044	34,397,336	38,598,364
Fannie Mae, 3.5%, 5/25/2025 - 5/01/2049	46,804,337	50,554,630
Fannie Mae, 3.59%, 9/01/2026	978,875	1,094,310
Fannie Mae, 2.28%, 11/01/2026	876,848	930,778
Fannie Mae, 2.584%, 12/25/2026	5,021,000	5,365,745
Fannie Mae, 4%, 3/25/2028 - 7/01/2047	64,822,777	71,167,454
Fannie Mae, 3%, 11/01/2028 - 5/25/2053	89,151,290	94,551,437
Fannie Mae, 2.5%, 11/01/2031 - 2/01/2051	36,697,069	38,090,617
Fannie Mae, 3.5%, 12/25/2031 - 2/25/2036 (i)	2,497,872	272,971
Fannie Mae, 6.5%, 1/01/2032 - 10/01/2037	1,120,883	1,287,203
Fannie Mae, 3%, 2/25/2033 (i)	2,288,553	260,586
Fannie Mae, 2%, 10/25/2040 - 2/01/2051	8,574,305	8,733,074
Fannie Mae, 1.75%, 9/25/2041 - 10/25/2041	11,015,543	11,275,814
Fannie Mae, 2.75%, 9/25/2042	3,114,988	3,255,624
Fannie Mae, TBA, 1.5%, 3/01/2036	7,750,000	7,822,656
Fannie Mae, TBA, 2%, 3/01/2036 - 4/01/2051	153,275,000	154,829,222
Fannie Mae, TBA, 2.5%, 3/01/2036 - 4/01/2051	99,540,000	103,150,892
Fannie Mae, TBA, 3%, 3/01/2036 - 4/25/2051	59,110,603	61,872,478
Fannie Mae, TBA, 3.5%, 3/01/2036 - 3/01/2051	36,054,066	38,226,039
Fannie Mae, TBA, 4%, 3/01/2051	18,025,000	19,347,172
Freddie Mac, 5.5%, 4/01/2021 - 9/01/2041	5,787,531	6,721,509
Freddie Mac, 6%, 5/01/2021 - 10/01/2038	1,944,331	2,283,032
Freddie Mac, 5%, 12/01/2021 - 12/01/2044	13,276,121	15,341,530
13

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – continued
Freddie Mac, 4.5%, 11/01/2022 - 5/01/2042	$5,463,886	$ 6,111,456
Freddie Mac, 2.51%, 11/25/2022	6,640,000	6,854,301
Freddie Mac, 3.32%, 2/25/2023	4,605,000	4,829,081
Freddie Mac, 3.25%, 4/25/2023	9,000,000	9,492,438
Freddie Mac, 3.06%, 7/25/2023	871,000	921,536
Freddie Mac, 3.531%, 7/25/2023	240,000	256,662
Freddie Mac, 3.458%, 8/25/2023	4,600,000	4,914,652
Freddie Mac, 0.88%, 4/25/2024 (i)	47,383,685	1,046,961
Freddie Mac, 0.604%, 7/25/2024 (i)	58,731,023	934,898
Freddie Mac, 3.303%, 7/25/2024	4,700,000	5,097,626
Freddie Mac, 3.064%, 8/25/2024	6,098,509	6,557,136
Freddie Mac, 2.67%, 12/25/2024	10,788,000	11,534,817
Freddie Mac, 2.811%, 1/25/2025	9,000,000	9,682,364
Freddie Mac, 3.329%, 5/25/2025	12,496,000	13,748,806
Freddie Mac, 4%, 7/01/2025 - 4/01/2044	4,741,318	5,204,061
Freddie Mac, 3.01%, 7/25/2025	2,651,000	2,889,370
Freddie Mac, 3.5%, 11/15/2025 - 10/25/2058	57,593,219	62,091,645
Freddie Mac, 3.3%, 10/25/2026	7,808,000	8,734,692
Freddie Mac, 1.367%, 3/25/2027 (i)	5,583,000	435,782
Freddie Mac, 3.117%, 6/25/2027	5,237,000	5,812,885
Freddie Mac, 0.576%, 7/25/2027 (i)	105,997,707	3,604,484
Freddie Mac, 0.431%, 8/25/2027 (i)	83,760,896	2,174,852
Freddie Mac, 0.29%, 1/25/2028 (i)	151,461,885	3,107,286
Freddie Mac, 0.302%, 1/25/2028 (i)	62,346,830	1,315,930
Freddie Mac, 0.133%, 2/25/2028 (i)	177,125,905	1,928,175
Freddie Mac, 2.5%, 3/15/2028 - 8/01/2040	1,588,243	1,658,542
Freddie Mac, 0.118%, 4/25/2028 (i)	113,764,406	1,159,339
Freddie Mac, 3%, 6/15/2028 - 2/25/2059	69,829,906	74,676,671
Freddie Mac, 1.089%, 7/25/2029 (i)	19,389,490	1,585,578
Freddie Mac, 1.144%, 8/25/2029 (i)	33,936,174	2,910,811
Freddie Mac, 1.799%, 4/25/2030 (i)	8,759,774	1,289,972
Freddie Mac, 1.868%, 4/25/2030 (i)	20,077,463	3,063,463
Freddie Mac, 1.662%, 5/25/2030 (i)	12,033,779	1,675,504
Freddie Mac, 1.796%, 5/25/2030 (i)	26,880,424	3,989,060
Freddie Mac, 1.341%, 6/25/2030 (i)	11,124,134	1,260,822
Freddie Mac, 1.169%, 9/25/2030 (i)	6,568,138	668,097
Freddie Mac, 1.6%, 9/25/2030 (i)	10,235,210	1,401,458
Freddie Mac, 1.081%, 11/25/2030 (i)	13,158,725	1,258,973
Freddie Mac, 0.936%, 1/25/2031 (i)	14,681,587	1,231,533
Freddie Mac, 0.781%, 2/25/2031 (i)	19,512,958	1,388,035
Freddie Mac, 5.5%, 2/15/2036 (i)	586,715	109,318
Freddie Mac, 2%, 8/15/2036 - 5/25/2060	9,847,141	9,934,845
Freddie Mac, 6.5%, 5/01/2037	218,487	256,672
14

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – continued
Freddie Mac, 4.5%, 12/15/2040 (i)	$228,984	$ 21,737
Freddie Mac, 1.75%, 8/15/2041	2,150,940	2,204,215
Ginnie Mae, 5.5%, 3/15/2033 - 1/20/2042	2,526,574	2,910,403
Ginnie Mae, 4.5%, 7/20/2033 - 7/20/2049	7,940,628	8,962,125
Ginnie Mae, 5.701%, 8/20/2034	1,939,172	2,217,015
Ginnie Mae, 5.89%, 1/20/2039	2,609,836	3,045,788
Ginnie Mae, 4%, 5/16/2039 - 7/20/2049	8,976,905	9,680,202
Ginnie Mae, 3.5%, 10/20/2041 (i)	951,488	77,864
Ginnie Mae, 3.5%, 12/15/2041 - 7/20/2043	12,299,913	13,497,151
Ginnie Mae, 2.5%, 6/20/2042 - 12/20/2050	22,757,728	23,582,759
Ginnie Mae, 4%, 8/16/2042 (i)	1,077,008	151,467
Ginnie Mae, 3%, 2/20/2043 - 9/20/2050	48,900,957	51,302,039
Ginnie Mae, 2.25%, 9/20/2043	2,956,795	3,010,006
Ginnie Mae, 5.87%, 4/20/2058	40,558	46,916
Ginnie Mae, 0.566%, 2/16/2059 (i)	3,770,833	167,765
Ginnie Mae, TBA, 2.5%, 2/20/2051 - 3/01/2051	23,475,000	24,305,211
Ginnie Mae, TBA, 2%, 3/01/2051 - 4/01/2051	21,450,000	21,700,126
Ginnie Mae, TBA, 3.5%, 3/01/2051 - 4/01/2051	56,717,230	59,997,287
Ginnie Mae, TBA, 4%, 3/01/2051	25,400,000	27,148,050
Ginnie Mae, TBA, 3%, 4/01/2051	11,900,000	12,392,734
		$ 1,335,794,177
Municipals – 2.9%
California Earthquake Authority Rev., “B”, 1.227%, 7/01/2021	$595,000	$ 597,005
California Earthquake Authority Rev., “B”, 1.327%, 7/01/2022	1,910,000	1,936,835
California Earthquake Authority Rev., “B”, 1.477%, 7/01/2023	1,355,000	1,389,634
Chicago, IL, Transit Authority Sales Tax Receipts Refunding Rev., Taxable, “B”, 1.838%, 12/01/2023	492,000	505,077
Chicago, IL, Transit Authority Sales Tax Receipts Refunding Rev., Taxable, “B”, 2.064%, 12/01/2024	985,000	1,020,204
Chicago, IL, Transit Authority Sales Tax Receipts Refunding Rev., Taxable, “B”, 2.214%, 12/01/2025	738,000	767,476
Chicago, IL, Transit Authority Sales Tax Receipts Refunding Rev., Taxable, “B”, 2.481%, 12/01/2026	1,723,000	1,796,675
Florida State Board of Administration Finance Corp. Rev., “A”, 1.705%, 7/01/2027	4,545,000	4,650,580
Illinois Sales Tax Securitization Corp., Second Lien, “B”, 3.411%, 1/01/2043	3,990,000	4,104,952
Massachusetts Educational Financing Authority, Education Loan Rev., “A”, 2.562%, 7/01/2026	445,000	465,016
Massachusetts Educational Financing Authority, Education Loan Rev., “A”, 2.682%, 7/01/2027	2,165,000	2,232,656
15

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Municipals – continued
Michigan Finance Authority Hospital Rev. (Trinity Health Credit Group), 3.384%, 12/01/2040	$3,760,000	$ 4,048,956
Michigan Finance Authority Tobacco Settlement Asset-Backed Rev. (2006 Sold Tobacco Receipts), “A-1”, 2.326%, 6/01/2030	2,330,000	2,412,505
New Jersey Economic Development Authority State Pension Funding Rev., Capital Appreciation, “B”, AGM, 0%, 2/15/2023	14,792,000	14,607,248
New York Transportation Development Corp., Special Facilities Taxable Rev. (Terminal 4 John F. Kennedy International Airport Project), “B”, 1.36%, 12/01/2021	810,000	812,592
New York Transportation Development Corp., Special Facilities Taxable Rev. (Terminal 4 John F. Kennedy International Airport Project), “B”, 1.61%, 12/01/2022	770,000	778,124
Philadelphia, PA, School District, “A”, AGM, 5.995%, 9/01/2030	3,280,000	4,167,437
Port Authority of NY & NJ, “AAA”, 1.086%, 7/01/2023	4,045,000	4,108,871
Port Oakland, CA, Senior Lien Refunding Taxable Rev., “R”, 1.081%, 5/01/2024	1,150,000	1,163,214
Port Oakland, CA, Senior Lien Refunding Taxable Rev., “R”, 1.517%, 5/01/2026	1,680,000	1,701,638
Texas Transportation Commission, Central Texas Turnpike System First Tier Refunding Rev., Taxable, “B”, 1.98%, 8/15/2042	3,260,000	3,301,891
University of California, General Taxable Rev., “BG”, 1.614%, 5/15/2030	8,105,000	7,909,751
University of Missouri Curators Facilities Rev, “A”, 2.012%, 11/01/2027	5,900,000	6,093,697
West Virginia Tobacco Settlement Financing Authority Asset-Backed Refunding, “A-1”, 1.497%, 6/01/2024	1,900,000	1,923,978
West Virginia Tobacco Settlement Financing Authority Asset-Backed Refunding, “A-1”, 1.647%, 6/01/2025	1,550,000	1,569,344
		$74,065,356
Other Banks & Diversified Financials – 0.2%
ING Groep N.V., 3.15%, 3/29/2022	$5,120,000	$ 5,277,615
Specialty Stores – 0.3%
Ross Stores, Inc., 0.875%, 4/15/2026	$6,791,000	$ 6,657,545
Supranational – 0.1%
Inter-American Development Bank, 4.375%, 1/24/2044	$2,796,000	$ 3,747,744
U.S. Government Agencies and Equivalents – 0.6%
AID Tunisia, 2.452%, 7/24/2021	$4,063,000	$ 4,025,499
Small Business Administration, 6.35%, 4/01/2021	7,057	7,076
Small Business Administration, 6.34%, 5/01/2021	14,033	14,112
Small Business Administration, 6.44%, 6/01/2021	9,972	10,065
Small Business Administration, 6.625%, 7/01/2021	11,127	11,240
16

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
U.S. Government Agencies and Equivalents – continued
Small Business Administration, 6.07%, 3/01/2022	$20,242	$ 20,499
Small Business Administration, 4.98%, 11/01/2023	58,723	61,175
Small Business Administration, 4.89%, 12/01/2023	181,434	189,317
Small Business Administration, 4.77%, 4/01/2024	190,292	197,854
Small Business Administration, 5.52%, 6/01/2024	96,370	101,573
Small Business Administration, 4.99%, 9/01/2024	159,247	166,075
Small Business Administration, 4.86%, 10/01/2024	102,681	107,253
Small Business Administration, 4.86%, 1/01/2025	222,029	233,504
Small Business Administration, 5.11%, 4/01/2025	155,179	163,171
Small Business Administration, 2.21%, 2/01/2033	1,271,178	1,287,002
Small Business Administration, 2.22%, 3/01/2033	2,066,667	2,096,618
Small Business Administration, 3.15%, 7/01/2033	1,928,743	2,012,401
Small Business Administration, 3.16%, 8/01/2033	740,744	772,941
Small Business Administration, 3.62%, 9/01/2033	765,186	820,973
Tennessee Valley Authority, 0.75%, 5/15/2025	3,827,000	3,821,334
		$16,119,682
U.S. Treasury Obligations – 30.3%
U.S. Treasury Bonds, 6.25%, 8/15/2023	$1,445,000	$ 1,659,266
U.S. Treasury Bonds, 6%, 2/15/2026	5,933,000	7,451,709
U.S. Treasury Bonds, 6.75%, 8/15/2026	981,000	1,290,092
U.S. Treasury Bonds, 6.375%, 8/15/2027	2,309,000	3,081,793
U.S. Treasury Bonds, 4.375%, 2/15/2038	2,078,000	2,840,042
U.S. Treasury Bonds, 4.5%, 8/15/2039	11,926,300	16,675,856
U.S. Treasury Bonds, 3.125%, 2/15/2043	9,748,800	11,509,677
U.S. Treasury Bonds, 2.875%, 5/15/2043	27,528,200	31,256,336
U.S. Treasury Bonds, 2.5%, 2/15/2045	97,983,000	104,087,800
U.S. Treasury Bonds, 2.875%, 11/15/2046	26,245,000	29,864,965
U.S. Treasury Notes, 3.125%, 5/15/2021	93,251,000	93,837,093
U.S. Treasury Notes, 1.5%, 9/15/2022	35,000,000	35,728,711
U.S. Treasury Notes, 0.125%, 9/30/2022	49,534,000	49,520,455
U.S. Treasury Notes, 2.5%, 8/15/2023 (f)	136,673,000	144,286,113
U.S. Treasury Notes, 0.125%, 12/15/2023	51,749,000	51,518,555
U.S. Treasury Notes, 2.875%, 7/31/2025	30,757,000	33,740,189
U.S. Treasury Notes, 0.25%, 9/30/2025	19,700,000	19,299,844
U.S. Treasury Notes, 2.625%, 12/31/2025	20,900,000	22,771,203
U.S. Treasury Notes, 2%, 11/15/2026	51,959,000	55,031,887
U.S. Treasury Notes, 2.75%, 2/15/2028	10,157,000	11,241,339
U.S. Treasury Notes, 2.375%, 5/15/2029	19,515,500	21,144,587
U.S. Treasury Notes, 1.625%, 8/15/2029	29,405,000	30,114,855
U.S. Treasury Notes, 1.75%, 11/15/2029	8,564,000	8,851,362
		$786,803,729
17

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Utilities - Electric Power – 0.2%
Enel Finance International N.V., 2.875%, 5/25/2022 (n)	$5,254,000	$ 5,403,677
Total Bonds (Identified Cost, $2,303,287,212)		$ 2,387,323,567
Investment Companies (h) – 26.5%
Money Market Funds – 26.5%
MFS Institutional Money Market Portfolio, 0.07% (v) (Identified Cost, $688,574,344)	688,575,860	$ 688,575,859
Other Assets, Less Liabilities – (18.5)%		(479,376,679)
Net Assets – 100.0%		$ 2,596,522,747

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $688,575,859 and $2,387,323,567, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $50,661,490, representing 2.0% of net assets.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(w)	When-issued security.

The following abbreviations are used in this report and are defined:
AGM	Assured Guaranty Municipal
AID	U.S. Agency for International Development
CLO	Collateralized Loan Obligation
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
TBA	To Be Announced
Derivative Contracts at 2/28/21
Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Bond	Short	USD	166	$26,430,313	June – 2021	$236,355
18

Portfolio of Investments – continued
Futures Contracts - continued
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
Interest Rate Futures - continued
U.S. Treasury Note 2 yr	Long	USD	380	$83,890,938	June – 2021	$4,008
U.S. Treasury Note 5 yr	Long	USD	69	8,553,844	June – 2021	13,232
						$253,595
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr	Long	USD	705	$93,566,719	June – 2021	$(234,684)
U.S. Treasury Ultra Bond	Long	USD	412	77,893,750	June – 2021	(333,052)
						$(567,736)
At February 28, 2021, the fund had liquid securities with an aggregate value of $3,149,153 to cover any collateral or margin obligations for certain derivative contracts.
See Notes to Financial Statements
19

Financial Statements
Statement of Assets and Liabilities
At 2/28/21
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $2,303,287,212)	$2,387,323,567
Investments in affiliated issuers, at value (identified cost, $688,574,344)	688,575,859
Restricted cash for TBA/MBS	290,000
Receivables for
Net daily variation margin on open futures contracts	1,139,501
Investments sold	54,978,335
TBA sale commitments	111,243,376
Fund shares sold	4,062,600
Interest	6,908,499
Other assets	8,054
Total assets	$3,254,529,791
Liabilities
Payable to custodian	$2,827
Payables for
Distributions	257,373
TBA purchase commitments	641,084,418
Fund shares reacquired	6,254,490
When-issued investments purchased	9,546,994
Payable to affiliates
Investment adviser	101,431
Administrative services fee	3,637
Shareholder servicing costs	569,837
Distribution and service fees	29,627
Payable for independent Trustees' compensation	6,189
Accrued expenses and other liabilities	150,221
Total liabilities	$658,007,044
Net assets	$2,596,522,747
Net assets consist of
Paid-in capital	$2,598,726,023
Total distributable earnings (loss)	(2,203,276)
Net assets	$2,596,522,747
Shares of beneficial interest outstanding	255,922,743
20

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$805,483,939	79,329,653	$10.15
Class B	4,468,083	440,588	10.14
Class C	19,052,251	1,873,741	10.17
Class I	162,285,506	16,007,727	10.14
Class R1	2,274,204	224,246	10.14
Class R2	63,944,527	6,304,941	10.14
Class R3	49,241,871	4,852,073	10.15
Class R4	67,257,905	6,625,079	10.15
Class R6	1,422,514,461	140,264,695	10.14

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $10.60 [100 / 95.75 x $10.15]. On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
21

Financial Statements
Statement of Operations
Year ended 2/28/21
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Interest	$51,528,866
Dividends from affiliated issuers	952,155
Total investment income	$52,481,021
Expenses
Management fee	$9,297,593
Distribution and service fees	2,782,917
Shareholder servicing costs	2,230,334
Administrative services fee	328,503
Independent Trustees' compensation	38,798
Custodian fee	143,841
Shareholder communications	80,439
Audit and tax fees	66,259
Legal fees	20,139
Miscellaneous	328,979
Total expenses	$15,317,802
Fees paid indirectly	(1,208)
Reduction of expenses by investment adviser and distributor	(296,255)
Net expenses	$15,020,339
Net investment income (loss)	$37,460,682
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$19,534,402
Affiliated issuers	(19,566)
Futures contracts	(7,897,045)
Forward foreign currency exchange contracts	(568,493)
Foreign currency	783,232
Net realized gain (loss)	$11,832,530
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(42,502,229)
Affiliated issuers	(28,047)
Futures contracts	(1,391,599)
Net unrealized gain (loss)	$(43,921,875)
Net realized and unrealized gain (loss)	$(32,089,345)
Change in net assets from operations	$5,371,337
See Notes to Financial Statements
22

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	2/28/21	2/29/20
Change in net assets
From operations
Net investment income (loss)	$37,460,682	$44,459,517
Net realized gain (loss)	11,832,530	11,314,509
Net unrealized gain (loss)	(43,921,875)	136,009,849
Change in net assets from operations	$5,371,337	$191,783,875
Total distributions to shareholders	$(44,976,163)	$(47,400,326)
Change in net assets from fund share transactions	$382,371,044	$200,218,334
Total change in net assets	$342,766,218	$344,601,883
Net assets
At beginning of period	2,253,756,529	1,909,154,646
At end of period	$2,596,522,747	$2,253,756,529
See Notes to Financial Statements
23

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	2/28/21	2/29/20	2/28/19	2/28/18	2/28/17
Net asset value, beginning of period	$10.28	$9.59	$9.55	$9.84	$10.17
Income (loss) from investment operations
Net investment income (loss) (d)	$0.14	$0.20	$0.20	$0.20	$0.19(c)
Net realized and unrealized gain (loss)	(0.10)	0.70	0.06	(0.26)	(0.29)
Total from investment operations	$0.04	$0.90	$0.26	$(0.06)	$(0.10)
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.21)	$(0.22)	$(0.23)	$(0.23)
Net asset value, end of period (x)	$10.15	$10.28	$9.59	$9.55	$9.84
Total return (%) (r)(s)(t)(x)	0.40	9.48	2.75	(0.61)	(0.97)(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.81	0.85	0.86	0.87	0.88(c)
Expenses after expense reductions (f)	0.80	0.84	0.84	0.85	0.86(c)
Net investment income (loss)	1.35	1.98	2.12	2.06	1.93(c)
Portfolio turnover	307	113	56	20	48
Net assets at end of period (000 omitted)	$805,484	$702,063	$596,678	$625,457	$685,256
See Notes to Financial Statements
24

Financial Highlights – continued
Class B	Year ended
	2/28/21	2/29/20	2/28/19	2/28/18	2/28/17
Net asset value, beginning of period	$10.27	$9.58	$9.54	$9.82	$10.16
Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	$0.12	$0.13	$0.13	$0.12(c)
Net realized and unrealized gain (loss)	(0.10)	0.71	0.06	(0.25)	(0.30)
Total from investment operations	$(0.03)	$0.83	$0.19	$(0.12)	$(0.18)
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.14)	$(0.15)	$(0.16)	$(0.16)
Net asset value, end of period (x)	$10.14	$10.27	$9.58	$9.54	$9.82
Total return (%) (r)(s)(t)(x)	(0.35)	8.68	1.99	(1.26)	(1.82)(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.56	1.60	1.61	1.62	1.63(c)
Expenses after expense reductions (f)	1.55	1.59	1.60	1.61	1.62(c)
Net investment income (loss)	0.66	1.23	1.37	1.31	1.18(c)
Portfolio turnover	307	113	56	20	48
Net assets at end of period (000 omitted)	$4,468	$7,711	$8,811	$12,968	$18,013

Class C	Year ended
	2/28/21	2/29/20	2/28/19	2/28/18	2/28/17
Net asset value, beginning of period	$10.29	$9.60	$9.57	$9.85	$10.19
Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	$0.12	$0.13	$0.13	$0.12(c)
Net realized and unrealized gain (loss)	(0.09)	0.71	0.05	(0.25)	(0.30)
Total from investment operations	$(0.02)	$0.83	$0.18	$(0.12)	$(0.18)
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.14)	$(0.15)	$(0.16)	$(0.16)
Net asset value, end of period (x)	$10.17	$10.29	$9.60	$9.57	$9.85
Total return (%) (r)(s)(t)(x)	(0.25)	8.66	1.88	(1.25)	(1.81)(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.56	1.60	1.61	1.62	1.63(c)
Expenses after expense reductions (f)	1.55	1.59	1.60	1.61	1.62(c)
Net investment income (loss)	0.63	1.23	1.37	1.30	1.17(c)
Portfolio turnover	307	113	56	20	48
Net assets at end of period (000 omitted)	$19,052	$20,084	$19,919	$29,766	$41,824
See Notes to Financial Statements
25

Financial Highlights – continued
Class I	Year ended
	2/28/21	2/29/20	2/28/19	2/28/18	2/28/17
Net asset value, beginning of period	$10.27	$9.58	$9.55	$9.83	$10.16
Income (loss) from investment operations
Net investment income (loss) (d)	$0.17	$0.22	$0.22	$0.22	$0.22(c)
Net realized and unrealized gain (loss)	(0.10)	0.70	0.05	(0.24)	(0.29)
Total from investment operations	$0.07	$0.92	$0.27	$(0.02)	$(0.07)
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.23)	$(0.24)	$(0.26)	$(0.26)
Net asset value, end of period (x)	$10.14	$10.27	$9.58	$9.55	$9.83
Total return (%) (r)(s)(t)(x)	0.65	9.76	2.90	(0.26)	(0.73)(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.56	0.60	0.61	0.62	0.63(c)
Expenses after expense reductions (f)	0.55	0.59	0.60	0.61	0.62(c)
Net investment income (loss)	1.60	2.20	2.36	2.29	2.17(c)
Portfolio turnover	307	113	56	20	48
Net assets at end of period (000 omitted)	$162,286	$96,407	$43,627	$39,572	$43,439

Class R1	Year ended
	2/28/21	2/29/20	2/28/19	2/28/18	2/28/17
Net asset value, beginning of period	$10.27	$9.58	$9.54	$9.83	$10.16
Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.12	$0.13	$0.13	$0.12(c)
Net realized and unrealized gain (loss)	(0.09)	0.71	0.06	(0.26)	(0.29)
Total from investment operations	$(0.03)	$0.83	$0.19	$(0.13)	$(0.17)
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.14)	$(0.15)	$(0.16)	$(0.16)
Net asset value, end of period (x)	$10.14	$10.27	$9.58	$9.54	$9.83
Total return (%) (r)(s)(t)(x)	(0.35)	8.68	1.99	(1.36)	(1.72)(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.56	1.60	1.61	1.62	1.63(c)
Expenses after expense reductions (f)	1.55	1.59	1.60	1.61	1.62(c)
Net investment income (loss)	0.61	1.23	1.37	1.31	1.18(c)
Portfolio turnover	307	113	56	20	48
Net assets at end of period (000 omitted)	$2,274	$2,158	$2,125	$2,237	$3,265
See Notes to Financial Statements
26

Financial Highlights – continued
Class R2	Year ended
	2/28/21	2/29/20	2/28/19	2/28/18	2/28/17
Net asset value, beginning of period	$10.27	$9.58	$9.54	$9.83	$10.16
Income (loss) from investment operations
Net investment income (loss) (d)	$0.12	$0.17	$0.18	$0.18	$0.17(c)
Net realized and unrealized gain (loss)	(0.10)	0.71	0.06	(0.26)	(0.29)
Total from investment operations	$0.02	$0.88	$0.24	$(0.08)	$(0.12)
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.19)	$(0.20)	$(0.21)	$(0.21)
Net asset value, end of period (x)	$10.14	$10.27	$9.58	$9.54	$9.83
Total return (%) (r)(s)(t)(x)	0.15	9.22	2.50	(0.86)	(1.22)(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.06	1.10	1.11	1.12	1.13(c)
Expenses after expense reductions (f)	1.05	1.09	1.10	1.11	1.12(c)
Net investment income (loss)	1.12	1.73	1.87	1.80	1.68(c)
Portfolio turnover	307	113	56	20	48
Net assets at end of period (000 omitted)	$63,945	$78,519	$86,431	$98,060	$111,123

Class R3	Year ended
	2/28/21	2/29/20	2/28/19	2/28/18	2/28/17
Net asset value, beginning of period	$10.27	$9.58	$9.55	$9.83	$10.17
Income (loss) from investment operations
Net investment income (loss) (d)	$0.14	$0.20	$0.20	$0.20	$0.19(c)
Net realized and unrealized gain (loss)	(0.09)	0.70	0.05	(0.25)	(0.30)
Total from investment operations	$0.05	$0.90	$0.25	$(0.05)	$(0.11)
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.21)	$(0.22)	$(0.23)	$(0.23)
Net asset value, end of period (x)	$10.15	$10.27	$9.58	$9.55	$9.83
Total return (%) (r)(s)(t)(x)	0.50	9.49	2.65	(0.51)	(1.07)(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.81	0.85	0.86	0.87	0.88(c)
Expenses after expense reductions (f)	0.80	0.84	0.85	0.86	0.87(c)
Net investment income (loss)	1.36	1.99	2.12	2.05	1.93(c)
Portfolio turnover	307	113	56	20	48
Net assets at end of period (000 omitted)	$49,242	$52,773	$66,977	$79,274	$88,434
See Notes to Financial Statements
27

Financial Highlights – continued
Class R4	Year ended
	2/28/21	2/29/20	2/28/19	2/28/18	2/28/17
Net asset value, beginning of period	$10.28	$9.59	$9.55	$9.84	$10.17
Income (loss) from investment operations
Net investment income (loss) (d)	$0.17	$0.22	$0.22	$0.23	$0.22(c)
Net realized and unrealized gain (loss)	(0.10)	0.71	0.06	(0.26)	(0.29)
Total from investment operations	$0.07	$0.93	$0.28	$(0.03)	$(0.07)
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.24)	$(0.24)	$(0.26)	$(0.26)
Net asset value, end of period (x)	$10.15	$10.28	$9.59	$9.55	$9.84
Total return (%) (r)(s)(t)(x)	0.65	9.75	3.01	(0.36)	(0.72)(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.56	0.60	0.61	0.62	0.63(c)
Expenses after expense reductions (f)	0.55	0.59	0.60	0.61	0.62(c)
Net investment income (loss)	1.61	2.22	2.36	2.30	2.18(c)
Portfolio turnover	307	113	56	20	48
Net assets at end of period (000 omitted)	$67,258	$73,230	$58,677	$64,691	$64,371

Class R6	Year ended
	2/28/21	2/29/20	2/28/19	2/28/18	2/28/17
Net asset value, beginning of period	$10.27	$9.58	$9.54	$9.83	$10.16
Income (loss) from investment operations
Net investment income (loss) (d)	$0.18	$0.23	$0.24	$0.24	$0.23(c)
Net realized and unrealized gain (loss)	(0.10)	0.71	0.05	(0.26)	(0.29)
Total from investment operations	$0.08	$0.94	$0.29	$(0.02)	$(0.06)
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.25)	$(0.25)	$(0.27)	$(0.27)
Net asset value, end of period (x)	$10.14	$10.27	$9.58	$9.54	$9.83
Total return (%) (r)(s)(t)(x)	0.75	9.87	3.13	(0.25)	(0.61)(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.46	0.50	0.50	0.50	0.51(c)
Expenses after expense reductions (f)	0.45	0.49	0.49	0.50	0.50(c)
Net investment income (loss)	1.69	2.33	2.48	2.42	2.30(c)
Portfolio turnover	307	113	56	20	48
Net assets at end of period (000 omitted)	$1,422,514	$1,220,812	$1,025,911	$1,066,416	$1,038,818

See Notes to Financial Statements
28

Financial Highlights – continued
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
29

Notes to Financial Statements
(1) Business and Organization
MFS Government Securities Fund (the fund) is a diversified series of MFS Series Trust XIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of certain tenors of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund's investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service.  Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on
30

Notes to Financial Statements  - continued
their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other
31

Notes to Financial Statements  - continued
significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts. The following is a summary of the levels used as of February 28, 2021 in valuing the fund's assets or liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	$—	$802,923,411	$—	$802,923,411
Non - U.S. Sovereign Debt	—	3,747,744	—	3,747,744
Municipal Bonds	—	74,065,356	—	74,065,356
U.S. Corporate Bonds	—	33,338,604	—	33,338,604
Residential Mortgage-Backed Securities	—	1,335,794,177	—	1,335,794,177
Commercial Mortgage-Backed Securities	—	98,048,047	—	98,048,047
Asset-Backed Securities (including CDOs)	—	26,527,530	—	26,527,530
Foreign Bonds	—	12,878,698	—	12,878,698
Mutual Funds	688,575,859	—	—	688,575,859
Total	$688,575,859	$2,387,323,567	$—	$3,075,899,426
Other Financial Instruments
Futures Contracts – Assets	$253,595	$—	$—	$253,595
Futures Contracts – Liabilities	(567,736)	—	—	(567,736)
For further information regarding security characteristics, see the Portfolio of Investments.
Inflation-Adjusted Debt Securities — The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
32

Notes to Financial Statements  - continued
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were futures contracts and forward foreign currency exchange contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at February 28, 2021 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$253,595	$(567,736)
(a)	Values presented in this table for futures contracts correspond to the values reported in the fund's Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund's Statement of Assets and Liabilities.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended February 28, 2021 as reported in the Statement of Operations:
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$(7,897,045)	$ —
Foreign Exchange	—	(568,493)
Total	$(7,897,045)	$(568,493)
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended February 28, 2021 as reported in the Statement of Operations:
Risk	Futures Contracts
Interest Rate	$(1,391,599)
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The
33

Notes to Financial Statements  - continued
ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund's maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
34

Notes to Financial Statements  - continued
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Some securities may be purchased or sold on an extended settlement basis, which means that the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the customary settlement period. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward based on the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.
35

Notes to Financial Statements  - continued
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.
The fund may purchase or sell mortgage-backed securities on a “To Be Announced” (TBA) basis. A TBA transaction is subject to extended settlement and typically does not designate the actual security to be delivered, but instead includes an approximate principal amount. The price of the TBA security and the date that it will be settled are fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and no interest accrues to the fund until settlement takes place. TBA purchase and sale commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy and included in TBA purchase and TBA sale commitments in the Statement of Assets and Liabilities. Losses may arise as a result of changes in the value of the TBA investment prior to settlement date or due to counterparty non-performance. At the time that it enters into a TBA transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.
The fund may purchase or sell debt securities on a when-issued or delayed delivery basis. In these extended settlement transactions, the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the normal settlement period. The price of such security and the date that the security will be settled are fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and no interest accrues to the fund until settlement takes place. When the fund sells securities on a when-issued or delayed delivery basis, the fund typically owns or has the right to acquire securities equivalent in kind and amount to the securities sold. Purchase and sale commitments for when-issued or delayed delivery securities are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy, and included in When-issued investments purchased in the Statement of Assets and Liabilities. Losses may arise due to changes in the value of the underlying securities prior to settlement date or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. At the time that it enters into a when-issued or delayed delivery transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.
The fund may also enter into mortgage dollar rolls, typically TBA dollar rolls, in which the fund sells TBA mortgage-backed securities to financial institutions and simultaneously agrees to repurchase similar (same issuer, type and coupon) securities at
36

Notes to Financial Statements  - continued
a later date at an agreed-upon price. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. Dollar roll transactions involve the risk that the market value of the securities that the fund is required to purchase may decline below the agreed upon repurchase price of those securities.
To mitigate the counterparty credit risk on TBA transactions, mortgage dollar rolls, and other types of forward settling mortgage-backed and asset-backed security transactions, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
For mortgage-backed and asset-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund's collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.
Fees Paid Indirectly — The fund's custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended February 28, 2021, is shown as a reduction of total expenses in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order
37

Notes to Financial Statements  - continued
to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to amortization and accretion of debt securities and straddle loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 2/28/21	Year ended 2/29/20
Ordinary income (including any short-term capital gains)	$44,976,163	$47,400,326
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 2/28/21
Cost of investments	$3,008,299,512
Gross appreciation	79,436,495
Gross depreciation	(12,150,722)
Net unrealized appreciation (depreciation)	$ 67,285,773
Undistributed ordinary income	7,415,651
Capital loss carryforwards	(73,886,735)
Other temporary differences	(3,017,965)
As of February 28, 2021, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Long-Term	$(73,886,735)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund's realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. In addition, Class C shares will convert
38

Notes to Financial Statements  - continued
to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 2/28/21	Year ended 2/29/20
Class A	$13,069,927	$13,430,397
Class B	60,676	115,690
Class C	222,594	256,980
Class I	3,382,613	1,758,609
Class R1	22,693	29,374
Class R2	1,057,985	1,552,169
Class R3	864,178	1,247,577
Class R4	1,407,096	1,559,306
Class R6	24,888,401	27,450,224
Total	$44,976,163	$47,400,326
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. For the period from March 1, 2020 through July 31, 2020, the management fee was computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:
Up to $2.5 billion	0.40%
In excess of $2.5 billion	0.35%
Effective August 1, 2020, the management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:
Up to $1 billion	0.40%
In excess of $1 billion and up to $2.5 billion	0.35%
In excess of $2.5 billion and up to $5 billion	0.30%
In excess of $5 billion	0.29%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended February 28, 2021, this management fee reduction amounted to $271,082, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended February 28, 2021 was equivalent to an annual effective rate of 0.37% of the fund's average daily net assets.
39

Notes to Financial Statements  - continued
Effective August 1, 2020, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
Classes
A	B	C	I	R1	R2	R3	R4	R6
0.80%	1.55%	1.55%	0.55%	1.55%	1.05%	0.80%	0.55%	0.44%
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until June 30, 2022. For the period from August 1, 2020 through February 28, 2021, the fund's actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund's expenses related to this agreement.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $49,627 for the year ended February 28, 2021, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 1,964,017
Class B	0.75%	0.25%	1.00%	1.00%	62,130
Class C	0.75%	0.25%	1.00%	1.00%	235,263
Class R1	0.75%	0.25%	1.00%	1.00%	24,605
Class R2	0.25%	0.25%	0.50%	0.50%	367,988
Class R3	—	0.25%	0.25%	0.25%	128,914
Total Distribution and Service Fees					$2,782,917
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended February 28, 2021 based on each class's average daily net assets.MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for
40

Notes to Financial Statements  - continued
accounts attributable to MFS or its affiliates' seed money. For the year ended February 28, 2021, this rebate amounted to $24,846, $119, $84, and $124 for Class A, Class B, Class C, and Class R3, respectively, and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended February 28, 2021, were as follows:
Amount
Class A	$57,044
Class B	21,752
Class C	2,011
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended February 28, 2021, the fee was $258,796, which equated to 0.0106% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended February 28, 2021, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,256,926.
Under a Special Servicing Agreement among MFS, certain MFS funds which invest in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-funds' transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-funds. For the year ended February 28, 2021, these costs for the fund amounted to $714,612 and are included in “Shareholder servicing costs” in the Statement of Operations.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended February 28, 2021 was equivalent to an annual effective rate of 0.0134% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay
41

Notes to Financial Statements  - continued
compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $1,514 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended February 28, 2021. The liability for deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to $6,115 at February 28, 2021, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
(4) Portfolio Securities
For the year ended February 28, 2021, purchases and sales of investments, other than short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$7,330,412,315	$7,047,095,681
Non-U.S. Government securities	110,559,218	107,347,063
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 2/28/21		Year ended 2/29/20
	Shares	Amount	Shares	Amount
Shares sold
Class A	37,432,324	$388,976,524	23,620,490	$234,901,565
Class B	172,933	1,792,195	119,635	1,177,419
Class C	1,838,016	19,087,959	717,259	7,190,415
Class I	20,764,180	215,062,429	7,035,929	69,480,096
Class R1	157,633	1,631,410	33,222	328,839
Class R2	2,829,544	29,391,810	1,514,385	14,941,636
Class R3	1,848,618	19,205,838	1,328,934	13,205,417
Class R4	4,005,926	41,619,980	2,273,802	22,586,528
Class R6	49,026,064	509,164,154	15,575,965	154,541,934
	118,075,238	$1,225,932,299	52,219,621	$518,353,849
42

Notes to Financial Statements  - continued
	Year ended 2/28/21		Year ended 2/29/20
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	1,005,414	$10,466,299	1,012,662	$10,101,806
Class B	5,698	59,331	11,350	112,944
Class C	20,289	211,820	23,790	237,493
Class I	290,751	3,022,529	156,519	1,562,237
Class R1	2,180	22,685	2,924	29,103
Class R2	99,515	1,035,320	149,438	1,487,459
Class R3	83,031	864,142	125,298	1,246,856
Class R4	63,588	662,276	68,000	678,314
Class R6	2,344,033	24,359,227	2,720,662	27,108,987
	3,914,499	$40,703,629	4,270,643	$42,565,199
Shares reacquired
Class A	(27,409,355)	$(284,825,248)	(18,568,841)	$(184,163,819)
Class B	(489,221)	(5,076,599)	(299,947)	(2,967,755)
Class C	(1,935,540)	(20,133,491)	(864,481)	(8,561,490)
Class I	(14,438,216)	(149,772,348)	(2,356,596)	(23,412,280)
Class R1	(145,752)	(1,509,695)	(47,870)	(474,591)
Class R2	(4,272,384)	(44,167,230)	(3,041,490)	(30,056,403)
Class R3	(2,216,138)	(22,928,241)	(3,307,121)	(32,785,029)
Class R4	(4,570,079)	(47,313,619)	(1,337,484)	(13,301,320)
Class R6	(30,003,593)	(308,538,413)	(6,518,640)	(64,978,027)
	(85,480,278)	$(884,264,884)	(36,342,470)	$(360,700,714)
Net change
Class A	11,028,383	$114,617,575	6,064,311	$60,839,552
Class B	(310,590)	(3,225,073)	(168,962)	(1,677,392)
Class C	(77,235)	(833,712)	(123,432)	(1,133,582)
Class I	6,616,715	68,312,610	4,835,852	47,630,053
Class R1	14,061	144,400	(11,724)	(116,649)
Class R2	(1,343,325)	(13,740,100)	(1,377,667)	(13,627,308)
Class R3	(284,489)	(2,858,261)	(1,852,889)	(18,332,756)
Class R4	(500,565)	(5,031,363)	1,004,318	9,963,522
Class R6	21,366,504	224,984,968	11,777,987	116,672,894
	36,509,459	$382,371,044	20,147,794	$200,218,334
Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.
43

Notes to Financial Statements  - continued
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Fund, the MFS Conservative Allocation Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2025 Fund, and the MFS Lifetime 2020 Fund were the owners of record of approximately 25%, 15%, 3%, 3%, 2%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2035 Fund was the owner of record of less than 1% of the value of outstanding voting shares of the fund.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended February 28, 2021, the fund’s commitment fee and interest expense were $11,039 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$288,309,000	$1,213,279,013	$812,964,541	$(19,566)	$(28,047)	$688,575,859

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$952,155	$—
(8) Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the
44

Notes to Financial Statements  - continued
availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
45

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Series Trust XIII and the Shareholders of MFS Government Securities Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Government Securities Fund (the “Fund”), including the portfolio of investments, as of February 28, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of February 28, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights.
46

Report of Independent Registered Public Accounting Firm – continued
Our procedures included confirmation of securities owned as of February 28, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
April 15, 2021
We have served as the auditor of one or more of the MFS investment companies since 1924.
47

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of April 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	135	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A
Michael W. Roberge (k) (age 54)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 69)	Trustee	February 2014	135	Private investor	N/A
John A. Caroselli (age 66)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 65)	Trustee	January 2009	135	Private investor	N/A
Peter D. Jones (age 65)	Trustee	January 2019	135	Private investor	N/A
48

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 59)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 64)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	135	Private investor	N/A
Laurie J. Thomsen (age 63)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
49

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 52)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
50

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 60)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
51

Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s)
Geoffrey Schechter Jake Stone
52

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2021 income tax forms in January 2022.  The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).
53

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
54

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
55

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
February 28, 2021
MFS®  New Discovery
Value Fund
NDV-ANN

MFS® New Discovery
Value Fund

Contact information	back cover
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CEO
Dear Shareholders:
Markets have experienced dramatic swings since the coronavirus pandemic brought the global economy to a standstill for several months early in 2020. The speedy development of vaccines and therapeutics brightened the economic and market outlook, but uncertainty remains as new variants of the virus appear and questions persist over how fast vaccines can be made widely available. In the United States, political uncertainty eased after former Vice President Joe Biden won the presidential election and the Democrats gained control of a closely divided Senate.
Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support. Having passed a $1.9 trillion stimulus package in March, the U.S. Congress is expected to approve additional stimulus later this year, some of it focused on infrastructure. Along with extraordinary government expenditures, pent-up consumer demand could fuel a surge in economic activity as coronavirus restrictions are eased. Because of this, markets anticipate at least temporary inflation pressures in the months ahead and have pushed up yields on global government bonds, resulting in ripple effects being felt across most financial markets. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, recent dramatic increases in speculative retail trading bear watching.
In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
April 15, 2021
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

Portfolio Composition
Portfolio structure
Top ten holdings
UMB Financial Corp.	1.7%
SLM Corp.	1.6%
Umpqua Holdings Corp.	1.5%
Cathay General Bancorp, Inc.	1.5%
Textainer Group Holdings Ltd.	1.4%
Magnolia Oil & Gas Corp., “A”	1.4%
Two Harbors Investment Corp., REIT	1.4%
First Hawaiian, Inc.	1.4%
Berry Global, Inc.	1.4%
Grand Canyon Education, Inc.	1.4%
GICS equity sectors (g)
Financials	26.0%
Industrials	14.4%
Consumer Discretionary	14.1%
Materials	10.5%
Information Technology	7.8%
Real Estate	7.8%
Energy	5.5%
Utilities	5.1%
Health Care	3.9%
Consumer Staples	3.0%
Communication Services	0.6%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of February 28, 2021.
The portfolio is actively managed and current holdings may be different.
2

Management Review
Summary of Results
For the twelve months ended February 28, 2021, Class A shares of the MFS New Discovery Value Fund (fund) provided a total return of 34.47%, at net asset value. This compares with a return of 41.06% for the fund’s benchmark, the Russell 2000® Value Index.
Market Environment
Although markets experienced an extraordinarily sharp selloff early in the period, many markets had an unusually rapid recovery thereafter. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus, and more fiscal firepower is in the process of being deployed. At this point, the global economy looks to have experienced the shortest — albeit the deepest and steepest — recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of new coronavirus variants, what their impacts will be and how quickly vaccines to guard against them can be manufactured and distributed. There remain worries over whether enough people will get vaccinated to bring about herd immunity.
Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These undertakings proved largely successful in helping to restore market function, ease volatility and stimulate a continued rebound. In the middle of the period, the US Federal Reserve adopted a new, flexible, average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies — a departure from the usual market-dictated response to risk-off crises.
Optimism that global growth will improve as vaccines become more widely available, along with production cuts from Saudi Arabia, sent crude oil prices higher late in the period. The rally helped support the bonds of shale oil producers, improving their ability to service their debts. Prices of many raw materials have also rebounded strongly as the global manufacturing sector has proved quite resilient during the pandemic.
Late in the period, focus turned to the threat of resurgent inflation resulting from the monumental levels of economic stimulus and the unleashing of pandemic-induced pent-up demand. In response to these concerns, global government bond yields have risen materially in recent months and market leadership has shifted from a handful of mega-cap technology companies to a broader array of small cap and value stocks. At the same time, signs of excess investor enthusiasm have been seen in pockets of the market, such as stocks that are popular with users of online message boards and equities issued by special purpose acquisition companies (SPACs).
3

Management Review - continued
Detractors from Performance
Stock selection in the consumer discretionary sector detracted from the fund's performance relative to the Russell 2000® Value Index. Within this sector, not owning shares of strong-performing gaming services provider Penn National Gaming and videogame retailer GameStop hurt relative performance. The share price of Penn National Gaming rose over the period, driven by solid earnings that benefited from cost controls and a recovery in gaming visitors.
A combination of stock selection and an underweight position in the health care sector also held back relative returns. Here, not owning shares of infectious disease vaccine developer Novavax hurt relative performance as the stock outperformed the index during the reporting period.
Elsewhere, the fund’s overweight positions in real estate investment trust Two Harbors Investment, electric utility company Portland General Electric Company, onshore contract drilling services provider Patterson-UTI Energy(h) and diversified energy and utilities company Black Hills detracted from relative performance. The fund's holdings of government solutions services provider PAE(b) and oil transportation and storage company Plains GP Holdings(b) further weakened relative returns. Although PAE delivered solid financial results, its share price pulled back during the period after the company announced that it had acquired CENTRA Technology.
The fund's cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund's benchmark, holding cash held back performance versus the benchmark, which has no cash position.
Contributors to Performance
Stock selection and an underweight position in the financials sector strengthened relative performance. Within this sector, the fund's holdings of financial services provider East West Bancorp(b) and commercial banking service provider Signature Bank(b) aided relative results. The share price of Signature Bank advanced, primarily driven by better-than-expected loan and deposit growth. Positive vaccine news, which generally benefited banking stocks across the financial industry, also supported Signature Bank's performance.
Stocks in other sectors that boosted relative performance included the fund’s holdings of electric and gas infrastructure services provider Quanta Services(b), real estate investment trust Equity Commonwealth(b)(h), semiconductor and fiber lasers components manufacturer nLIGHT(b) and enterprise communication solutions provider 8x8(b). The stock price of 8x8 jumped late in the reporting period after the company announced the hiring of a new chief executive officer, which was well received by the market due to his prior success at growing SAAS player RingCentral. The company also reported strong financial results and reaffirmed its revenue guidance for the upcoming year. The fund's overweight holding of intermodal container lessor Textainer Group Holdings (China), warehouse operator BJ's Wholesale Club Holdings(h) and oil and gas exploration company Magnolia Oil & Gas also helped relative returns. The timing of the fund's ownership in shares of fresh shell eggs distributor Cal-Maine Foods(h) further bolstered relative performance.
4

Management Review - continued
Respectfully,
Portfolio Manager(s)
Richard Offen and Kevin Schmitz
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
5

Performance Summary THROUGH 2/28/21
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment (t)
Total Returns through 2/28/21
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	Life (t)
A	5/26/11	34.47%	15.54%	12.02%
B	5/26/11	33.50%	14.68%	11.18%
C	5/26/11	33.52%	14.68%	11.19%
I	5/26/11	34.82%	15.83%	12.30%
R1	5/26/11	33.47%	14.68%	11.19%
R2	5/26/11	34.16%	15.25%	11.75%
R3	5/26/11	34.47%	15.53%	12.02%
R4	5/26/11	34.84%	15.83%	12.31%
R6	7/02/12	34.98%	15.96%	13.58%
6

Performance Summary  - continued
Comparative benchmark(s)
Share Class	1-yr	5-yr	Life
Russell 2000® Value Index (f)	41.06%	14.22%	10.12%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	26.74%	14.18%	11.34%
B With CDSC (Declining over six years from 4% to 0%) (v)	29.50%	14.44%	11.18%
C With CDSC (1% for 12 months) (v)	32.52%	14.68%	11.19%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of the Class A shares. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
Russell 2000® Value Index(h) - a market-capitalization-weighted, value-oriented index that measures the performance of small-capitalization stocks that have relatively low price-to-book ratios and lower forecasted growth values.
It is not possible to invest directly in an index.
(h)	Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell's express written consent. Russell does not promote, sponsor, or endorse the content of this document.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund's share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
7

Expense Table
Fund expenses borne by the shareholders during the period,
September 1, 2020 through February 28, 2021
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2020 through February 28, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
8

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 9/01/20	Ending Account Value 2/28/21	Expenses Paid During Period (p) 9/01/20-2/28/21
A	Actual	1.20%	$1,000.00	$1,371.58	$7.06
	Hypothetical (h)	1.20%	$1,000.00	$1,018.84	$6.01
B	Actual	1.96%	$1,000.00	$1,366.04	$11.50
	Hypothetical (h)	1.96%	$1,000.00	$1,015.08	$9.79
C	Actual	1.96%	$1,000.00	$1,366.48	$11.50
	Hypothetical (h)	1.96%	$1,000.00	$1,015.08	$9.79
I	Actual	0.95%	$1,000.00	$1,373.26	$5.59
	Hypothetical (h)	0.95%	$1,000.00	$1,020.08	$4.76
R1	Actual	1.95%	$1,000.00	$1,366.82	$11.44
	Hypothetical (h)	1.95%	$1,000.00	$1,015.12	$9.74
R2	Actual	1.45%	$1,000.00	$1,369.60	$8.52
	Hypothetical (h)	1.45%	$1,000.00	$1,017.60	$7.25
R3	Actual	1.20%	$1,000.00	$1,371.49	$7.06
	Hypothetical (h)	1.20%	$1,000.00	$1,018.84	$6.01
R4	Actual	0.96%	$1,000.00	$1,373.44	$5.65
	Hypothetical (h)	0.96%	$1,000.00	$1,020.03	$4.81
R6	Actual	0.85%	$1,000.00	$1,374.63	$5.00
	Hypothetical (h)	0.85%	$1,000.00	$1,020.58	$4.26
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
9

Portfolio of Investments
2/28/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 98.7%
Aerospace – 3.2%
CACI International, Inc., “A” (a)	139,465	$ 30,869,183
KBR, Inc.	1,659,506	51,444,686
PAE, Inc. (a)(h)	4,612,257	37,682,140
		$119,996,009
Apparel Manufacturers – 2.4%
PVH Corp.	395,201	$ 39,504,292
Skechers USA, Inc., “A” (a)	1,391,909	50,943,869
		$90,448,161
Automotive – 3.2%
LKQ Corp. (a)	1,126,537	$ 44,374,292
Methode Electronics, Inc.	942,273	36,682,688
Stoneridge, Inc. (a)	563,860	17,287,948
Visteon Corp. (a)	174,012	22,129,106
		$120,474,034
Business Services – 1.0%
Stamps.com, Inc. (a)	132,020	$ 24,018,399
WNS (Holdings) Ltd., ADR (a)	200,933	15,011,704
		$39,030,103
Chemicals – 1.3%
Element Solutions, Inc.	2,738,813	$ 49,435,575
Computer Software – 1.5%
8x8, Inc. (a)	790,537	$ 27,044,271
ACI Worldwide, Inc. (a)	439,582	16,818,407
Cognyte Software, Ltd. (a)	449,027	12,963,410
		$56,826,088
Computer Software - Systems – 1.0%
Verint Systems, Inc. (a)	770,075	$ 37,956,997
Construction – 2.2%
Armstrong World Industries, Inc.	169,921	$ 14,541,839
GMS, Inc. (a)	854,642	31,279,897
Toll Brothers, Inc.	710,994	37,981,300
		$83,803,036
10

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Consumer Products – 2.6%
Energizer Holdings, Inc.	707,775	$ 29,584,995
Newell Brands, Inc.	1,106,340	25,633,898
Prestige Brands Holdings, Inc. (a)	989,693	41,280,095
		$96,498,988
Consumer Services – 2.5%
BrightView Holdings, Inc. (a)	1,169,555	$ 18,607,620
Grand Canyon Education, Inc. (a)	492,546	51,564,641
Regis Corp. (a)(h)	1,848,952	21,725,186
		$91,897,447
Containers – 5.2%
Berry Global, Inc. (a)	931,913	$ 51,627,980
Graphic Packaging Holding Co.	3,172,172	50,342,370
Owens Corning	407,935	33,050,894
Pactiv Evergreen, Inc.	2,337,509	32,678,376
Silgan Holdings, Inc.	730,045	27,420,490
		$195,120,110
Electrical Equipment – 2.4%
TriMas Corp. (a)	1,200,001	$ 40,308,034
WESCO International, Inc. (a)	610,673	49,024,828
		$89,332,862
Electronics – 1.7%
nLIGHT, Inc. (a)	428,714	$ 16,342,578
Plexus Corp. (a)	551,702	46,331,934
		$62,674,512
Energy - Independent – 2.6%
Devon Energy Corp.	882,236	$ 19,003,363
Magnolia Oil & Gas Corp., “A” (a)	4,353,039	52,497,650
Viper Energy Partners LP	1,598,773	25,068,761
		$96,569,774
Engineering - Construction – 2.1%
APi Group, Inc. (a)	1,762,343	$ 32,603,346
Construction Partners, Inc., “A” (a)	411,662	11,913,498
Quanta Services, Inc.	399,613	33,507,550
		$78,024,394
11

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Entertainment – 1.2%
IMAX Corp. (a)	1,133,450	$ 23,428,411
Six Flags Entertainment Corp.	486,858	21,713,867
		$45,142,278
Food & Beverages – 2.2%
Hostess Brands, Inc. (a)	2,300,477	$ 33,103,864
Nomad Foods Ltd. (a)	810,316	19,139,664
Sanderson Farms, Inc.	205,376	31,319,840
		$83,563,368
Gaming & Lodging – 0.7%
Wyndham Hotels & Resorts, Inc.	378,861	$ 24,732,046
Insurance – 4.3%
CNO Financial Group, Inc.	1,825,121	$ 43,912,411
Everest Re Group Ltd.	123,852	29,948,652
Hanover Insurance Group, Inc.	261,348	30,146,492
Selective Insurance Group, Inc.	409,667	27,787,713
Third Point Reinsurance Ltd. (a)	2,836,907	28,964,820
		$160,760,088
Leisure & Toys – 1.3%
Brunswick Corp.	304,259	$ 26,887,368
Funko, Inc., “A” (a)(l)	1,687,683	22,918,735
		$49,806,103
Machinery & Tools – 2.0%
Enerpac Tool Group Corp.	868,379	$ 21,448,961
ITT, Inc.	216,591	17,972,721
Kennametal, Inc.	222,387	8,308,378
Regal Beloit Corp.	209,216	28,593,551
		$76,323,611
Major Banks – 1.2%
TCF Financial Corp.	978,593	$ 43,860,538
Medical & Health Technology & Services – 2.8%
PRA Health Sciences, Inc. (a)	347,980	$ 51,295,732
Premier, Inc., “A”	1,194,298	40,391,158
Syneos Health, Inc. (a)	146,188	11,307,642
		$102,994,532
Metals & Mining – 0.3%
Kaiser Aluminum Corp.	98,792	$ 11,272,167
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Natural Gas - Distribution – 2.5%
New Jersey Resources Corp.	1,179,250	$ 46,332,733
South Jersey Industries, Inc.	1,816,577	45,614,248
		$91,946,981
Natural Gas - Pipeline – 1.1%
Plains GP Holdings LP	4,706,743	$ 40,572,125
Oil Services – 1.9%
ChampionX Corp. (a)	2,010,557	$ 42,764,547
Frank's International N.V. (a)	6,011,204	27,230,754
		$69,995,301
Other Banks & Diversified Financials – 21.2%
Air Lease Corp.	528,244	$ 24,225,270
Bank of Hawaii Corp.	478,852	41,899,550
Brookline Bancorp, Inc.	2,450,247	34,867,015
Cathay General Bancorp, Inc.	1,465,848	55,174,519
East West Bancorp, Inc.	596,877	43,070,644
Element Fleet Management Corp.	2,896,482	28,404,915
Encore Capital Group, Inc. (a)	1,147,302	38,342,833
First Hawaiian, Inc.	1,857,332	51,800,989
Hanmi Financial Corp.	1,514,923	25,935,482
Lakeland Financial Corp.	577,840	39,842,068
Prosperity Bancshares, Inc.	489,724	35,980,022
Sandy Spring Bancorp, Inc.	481,780	18,105,292
Signature Bank	188,612	41,181,544
SLM Corp.	3,751,791	59,240,780
Textainer Group Holdings Ltd. (a)	2,019,613	52,590,723
UMB Financial Corp.	756,515	63,827,171
Umpqua Holdings Corp.	3,234,662	55,215,680
Wintrust Financial Corp.	617,204	45,463,247
Zions Bancorp NA	638,819	33,966,006
		$789,133,750
Pollution Control – 0.7%
U.S. Ecology, Inc. (a)	726,976	$ 27,777,753
Real Estate – 9.2%
Brixmor Property Group, Inc., REIT	1,380,722	$ 27,172,609
Broadstone Net Lease, Inc.	1,406,312	25,440,184
Corporate Office Properties Trust, REIT	674,543	17,538,118
Douglas Emmett, Inc.	476,188	15,595,157
Empire State Realty Trust, REIT, “A”	2,818,828	31,035,296
Industrial Logistics Properties Trust, REIT	1,863,383	39,634,156
Lexington Realty Trust, REIT	3,062,319	32,828,060
13

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Real Estate – continued
Life Storage, Inc., REIT	355,501	$ 29,826,534
Office Properties Income Trust, REIT	1,058,244	26,762,991
STAG Industrial, Inc., REIT	618,130	19,502,002
Two Harbors Investment Corp., REIT	7,225,064	52,164,962
Urban Edge Properties, REIT	1,550,910	25,590,015
		$343,090,084
Specialty Chemicals – 5.3%
Atotech, Ltd. (a)	1,381,565	$ 28,031,954
Avient Corp.	1,040,284	44,961,075
Axalta Coating Systems Ltd. (a)	597,654	16,339,860
Compass Minerals International, Inc.	516,165	32,564,850
Ferro Corp. (a)	2,863,861	45,449,474
Univar Solutions, Inc. (a)	1,430,788	28,486,989
		$195,834,202
Specialty Stores – 2.6%
Urban Outfitters, Inc. (a)	1,504,322	$ 50,996,516
Zumiez, Inc. (a)	980,809	44,214,869
		$95,211,385
Trucking – 0.6%
Schneider National, Inc.	1,040,539	$ 24,067,667
Utilities - Electric Power – 2.7%
ALLETE, Inc.	163,158	$ 10,137,007
Black Hills Corp.	785,297	46,458,170
Portland General Electric Co.	1,037,506	43,741,253
		$100,336,430
Total Common Stocks (Identified Cost, $2,781,808,327)		$3,684,508,499
Investment Companies (h) – 1.4%
Money Market Funds – 1.4%
MFS Institutional Money Market Portfolio, 0.07% (v) (Identified Cost, $51,206,244)	51,206,244	$ 51,206,243
Other Assets, Less Liabilities – (0.1)%		(4,530,999)
Net Assets – 100.0%		$3,731,183,743

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $110,613,569 and $3,625,101,173, respectively.
14

Portfolio of Investments – continued
(l)	A portion of this security is on loan. See Note 2 for additional information.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
See Notes to Financial Statements
15

Financial Statements
Statement of Assets and Liabilities
At 2/28/21
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value, including $6,116,378 of securities on loan (identified cost, $2,715,021,782)	$3,625,101,173
Investments in affiliated issuers, at value (identified cost, $117,992,789)	110,613,569
Receivables for
Investments sold	837,078
Fund shares sold	5,941,753
Interest and dividends	3,239,592
Other assets	7,777
Total assets	$3,745,740,942
Liabilities
Payables for
Investments purchased	$9,584,891
Fund shares reacquired	3,913,344
Payable to affiliates
Investment adviser	330,984
Administrative services fee	5,239
Shareholder servicing costs	507,968
Distribution and service fees	17,262
Payable for independent Trustees' compensation	14
Accrued expenses and other liabilities	197,497
Total liabilities	$14,557,199
Net assets	$3,731,183,743
Net assets consist of
Paid-in capital	$2,866,508,906
Total distributable earnings (loss)	864,674,837
Net assets	$3,731,183,743
Shares of beneficial interest outstanding	199,707,368
16

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$333,743,447	18,007,342	$18.53
Class B	6,032,410	343,902	17.54
Class C	39,061,417	2,238,763	17.45
Class I	1,430,509,551	76,533,279	18.69
Class R1	2,319,710	132,208	17.55
Class R2	4,779,290	260,038	18.38
Class R3	88,962,683	4,789,502	18.57
Class R4	104,205,731	5,567,444	18.72
Class R6	1,721,569,504	91,834,890	18.75

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $19.66 [100 / 94.25 x $18.53]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
17

Financial Statements
Statement of Operations
Year ended 2/28/21
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$50,702,334
Other	279,521
Dividends from affiliated issuers	112,346
Income on securities loaned	19,813
Foreign taxes withheld	(82,160)
Total investment income	$51,031,854
Expenses
Management fee	$24,118,541
Distribution and service fees	1,301,926
Shareholder servicing costs	1,801,005
Administrative services fee	389,150
Independent Trustees' compensation	39,635
Custodian fee	129,936
Shareholder communications	229,549
Audit and tax fees	58,457
Legal fees	22,728
Miscellaneous	246,446
Total expenses	$28,337,373
Reduction of expenses by investment adviser and distributor	(324,279)
Net expenses	$28,013,094
Net investment income (loss)	$23,018,760
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(32,969,521)
Affiliated issuers	(507,156)
Foreign currency	(32,726)
Net realized gain (loss)	$(33,509,403)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$994,868,454
Affiliated issuers	(2,642,413)
Translation of assets and liabilities in foreign currencies	6,757
Net unrealized gain (loss)	$992,232,798
Net realized and unrealized gain (loss)	$958,723,395
Change in net assets from operations	$981,742,155
See Notes to Financial Statements
18

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	2/28/21	2/29/20
Change in net assets
From operations
Net investment income (loss)	$23,018,760	$26,578,500
Net realized gain (loss)	(33,509,403)	155,061,486
Net unrealized gain (loss)	992,232,798	(242,139,416)
Change in net assets from operations	$981,742,155	$(60,499,430)
Total distributions to shareholders	$(67,363,256)	$(160,253,589)
Change in net assets from fund share transactions	$(147,791,280)	$841,315,919
Total change in net assets	$766,587,619	$620,562,900
Net assets
At beginning of period	2,964,596,124	2,344,033,224
At end of period	$3,731,183,743	$2,964,596,124
See Notes to Financial Statements
19

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	2/28/21	2/29/20	2/28/19	2/28/18	2/28/17
Net asset value, beginning of period	$14.12	$15.16	$14.92	$14.99	$11.40
Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	$0.10	$0.05	$0.02	$0.03(c)
Net realized and unrealized gain (loss)	4.66	(0.38)	1.21	0.72	4.18
Total from investment operations	$4.73	$(0.28)	$1.26	$0.74	$4.21
Less distributions declared to shareholders
From net investment income	$—	$(0.10)	$(0.04)	$(0.00)(w)	$(0.06)
From net realized gain	(0.32)	(0.66)	(0.98)	(0.81)	(0.56)
Total distributions declared to shareholders	$(0.32)	$(0.76)	$(1.02)	$(0.81)	$(0.62)
Net asset value, end of period (x)	$18.53	$14.12	$15.16	$14.92	$14.99
Total return (%) (r)(s)(t)(x)	34.47	(2.41)	8.90	4.98	37.22(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.23	1.23	1.29	1.33	1.43(c)
Expenses after expense reductions (f)	1.22	1.22	1.28	1.32	1.39(c)
Net investment income (loss)	0.53	0.64	0.31	0.12	0.22(c)
Portfolio turnover	48	44	57	60	60
Net assets at end of period (000 omitted)	$333,743	$331,255	$318,067	$250,525	$189,746
See Notes to Financial Statements
20

Financial Highlights – continued
Class B	Year ended
	2/28/21	2/29/20	2/28/19	2/28/18	2/28/17
Net asset value, beginning of period	$13.48	$14.52	$14.40	$14.60	$11.16
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03)	$(0.02)	$(0.07)	$(0.09)	$(0.07)(c)
Net realized and unrealized gain (loss)	4.41	(0.36)	1.17	0.70	4.08
Total from investment operations	$4.38	$(0.38)	$1.10	$0.61	$4.01
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$(0.01)
From net realized gain	(0.32)	(0.66)	(0.98)	(0.81)	(0.56)
Total distributions declared to shareholders	$(0.32)	$(0.66)	$(0.98)	$(0.81)	$(0.57)
Net asset value, end of period (x)	$17.54	$13.48	$14.52	$14.40	$14.60
Total return (%) (r)(s)(t)(x)	33.50	(3.11)	8.05	4.21	36.17(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.98	1.98	2.04	2.08	2.18(c)
Expenses after expense reductions (f)	1.97	1.97	2.03	2.07	2.14(c)
Net investment income (loss)	(0.21)	(0.12)	(0.48)	(0.63)	(0.54)(c)
Portfolio turnover	48	44	57	60	60
Net assets at end of period (000 omitted)	$6,032	$6,207	$7,198	$6,329	$5,872
See Notes to Financial Statements
21

Financial Highlights – continued
Class C	Year ended
	2/28/21	2/29/20	2/28/19	2/28/18	2/28/17
Net asset value, beginning of period	$13.41	$14.45	$14.33	$14.54	$11.11
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03)	$(0.02)	$(0.08)	$(0.09)	$(0.06)(c)
Net realized and unrealized gain (loss)	4.39	(0.36)	1.18	0.69	4.05
Total from investment operations	$4.36	$(0.38)	$1.10	$0.60	$3.99
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$—
From net realized gain	(0.32)	(0.66)	(0.98)	(0.81)	(0.56)
Total distributions declared to shareholders	$(0.32)	$(0.66)	$(0.98)	$(0.81)	$(0.56)
Net asset value, end of period (x)	$17.45	$13.41	$14.45	$14.33	$14.54
Total return (%) (r)(s)(t)(x)	33.52	(3.12)	8.09	4.15	36.17(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.98	1.98	2.04	2.08	2.18(c)
Expenses after expense reductions (f)	1.97	1.97	2.03	2.07	2.14(c)
Net investment income (loss)	(0.21)	(0.11)	(0.56)	(0.64)	(0.46)(c)
Portfolio turnover	48	44	57	60	60
Net assets at end of period (000 omitted)	$39,061	$38,477	$41,046	$52,616	$63,140
See Notes to Financial Statements
22

Financial Highlights – continued
Class I	Year ended
	2/28/21	2/29/20	2/28/19	2/28/18	2/28/17
Net asset value, beginning of period	$14.21	$15.25	$15.00	$15.06	$11.44
Income (loss) from investment operations
Net investment income (loss) (d)	$0.11	$0.14	$0.12	$0.06	$0.06(c)
Net realized and unrealized gain (loss)	4.70	(0.39)	1.19	0.73	4.20
Total from investment operations	$4.81	$(0.25)	$1.31	$0.79	$4.26
Less distributions declared to shareholders
From net investment income	$(0.01)	$(0.13)	$(0.08)	$(0.04)	$(0.08)
From net realized gain	(0.32)	(0.66)	(0.98)	(0.81)	(0.56)
Total distributions declared to shareholders	$(0.33)	$(0.79)	$(1.06)	$(0.85)	$(0.64)
Net asset value, end of period (x)	$18.69	$14.21	$15.25	$15.00	$15.06
Total return (%) (r)(s)(t)(x)	34.82	(2.17)	9.19	5.26	37.54(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.98	0.98	1.04	1.08	1.18(c)
Expenses after expense reductions (f)	0.97	0.97	1.03	1.07	1.14(c)
Net investment income (loss)	0.78	0.89	0.77	0.37	0.42(c)
Portfolio turnover	48	44	57	60	60
Net assets at end of period (000 omitted)	$1,430,510	$1,119,891	$917,167	$351,939	$242,154
See Notes to Financial Statements
23

Financial Highlights – continued
Class R1	Year ended
	2/28/21	2/29/20	2/28/19	2/28/18	2/28/17
Net asset value, beginning of period	$13.49	$14.53	$14.41	$14.61	$11.16
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03)	$(0.02)	$(0.06)	$(0.09)	$(0.06)(c)
Net realized and unrealized gain (loss)	4.41	(0.36)	1.16	0.70	4.07
Total from investment operations	$4.38	$(0.38)	$1.10	$0.61	$4.01
Less distributions declared to shareholders
From net investment income	$—	$(0.00)(w)	$—	$—	$—
From net realized gain	(0.32)	(0.66)	(0.98)	(0.81)	(0.56)
Total distributions declared to shareholders	$(0.32)	$(0.66)	$(0.98)	$(0.81)	$(0.56)
Net asset value, end of period (x)	$17.55	$13.49	$14.53	$14.41	$14.61
Total return (%) (r)(s)(t)(x)	33.47	(3.08)	8.04	4.20	36.19(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.98	1.98	2.04	2.08	2.18(c)
Expenses after expense reductions (f)	1.96	1.97	2.03	2.07	2.14(c)
Net investment income (loss)	(0.22)	(0.11)	(0.42)	(0.64)	(0.45)(c)
Portfolio turnover	48	44	57	60	60
Net assets at end of period (000 omitted)	$2,320	$1,453	$1,581	$1,228	$210
See Notes to Financial Statements
24

Financial Highlights – continued
Class R2	Year ended
	2/28/21	2/29/20	2/28/19	2/28/18	2/28/17
Net asset value, beginning of period	$14.04	$15.09	$14.87	$14.97	$11.40
Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	$0.06	$0.02	$(0.02)	$(0.00)(c)(w)
Net realized and unrealized gain (loss)	4.62	(0.38)	1.19	0.73	4.17
Total from investment operations	$4.66	$(0.32)	$1.21	$0.71	$4.17
Less distributions declared to shareholders
From net investment income	$—	$(0.07)	$(0.01)	$—	$(0.04)
From net realized gain	(0.32)	(0.66)	(0.98)	(0.81)	(0.56)
Total distributions declared to shareholders	$(0.32)	$(0.73)	$(0.99)	$(0.81)	$(0.60)
Net asset value, end of period (x)	$18.38	$14.04	$15.09	$14.87	$14.97
Total return (%) (r)(s)(t)(x)	34.16	(2.64)	8.59	4.78	36.81(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.48	1.47	1.54	1.58	1.68(c)
Expenses after expense reductions (f)	1.47	1.47	1.53	1.57	1.64(c)
Net investment income (loss)	0.29	0.40	0.16	(0.13)	(0.02)(c)
Portfolio turnover	48	44	57	60	60
Net assets at end of period (000 omitted)	$4,779	$5,054	$3,719	$2,349	$1,216
See Notes to Financial Statements
25

Financial Highlights – continued
Class R3	Year ended
	2/28/21	2/29/20	2/28/19	2/28/18	2/28/17
Net asset value, beginning of period	$14.15	$15.20	$14.96	$15.03	$11.43
Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	$0.10	$0.06	$0.02	$0.01(c)
Net realized and unrealized gain (loss)	4.67	(0.38)	1.20	0.73	4.20
Total from investment operations	$4.74	$(0.28)	$1.26	$0.75	$4.21
Less distributions declared to shareholders
From net investment income	$(0.00)(w)	$(0.11)	$(0.04)	$(0.01)	$(0.05)
From net realized gain	(0.32)	(0.66)	(0.98)	(0.81)	(0.56)
Total distributions declared to shareholders	$(0.32)	$(0.77)	$(1.02)	$(0.82)	$(0.61)
Net asset value, end of period (x)	$18.57	$14.15	$15.20	$14.96	$15.03
Total return (%) (r)(s)(t)(x)	34.47	(2.41)	8.88	5.04	37.11(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.23	1.22	1.29	1.33	1.46(c)
Expenses after expense reductions (f)	1.22	1.21	1.28	1.32	1.39(c)
Net investment income (loss)	0.53	0.64	0.40	0.11	0.08(c)
Portfolio turnover	48	44	57	60	60
Net assets at end of period (000 omitted)	$88,963	$76,069	$45,355	$26,095	$14,208
See Notes to Financial Statements
26

Financial Highlights – continued
Class R4	Year ended
	2/28/21	2/29/20	2/28/19	2/28/18	2/28/17
Net asset value, beginning of period	$14.23	$15.27	$15.02	$15.08	$11.46
Income (loss) from investment operations
Net investment income (loss) (d)	$0.11	$0.14	$0.10	$0.06	$0.06(c)
Net realized and unrealized gain (loss)	4.71	(0.38)	1.21	0.73	4.20
Total from investment operations	$4.82	$(0.24)	$1.31	$0.79	$4.26
Less distributions declared to shareholders
From net investment income	$(0.01)	$(0.14)	$(0.08)	$(0.04)	$(0.08)
From net realized gain	(0.32)	(0.66)	(0.98)	(0.81)	(0.56)
Total distributions declared to shareholders	$(0.33)	$(0.80)	$(1.06)	$(0.85)	$(0.64)
Net asset value, end of period (x)	$18.72	$14.23	$15.27	$15.02	$15.08
Total return (%) (r)(s)(t)(x)	34.84	(2.16)	9.19	5.28	37.46(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.98	0.98	1.03	1.08	1.20(c)
Expenses after expense reductions (f)	0.97	0.97	1.03	1.07	1.14(c)
Net investment income (loss)	0.78	0.89	0.66	0.36	0.45(c)
Portfolio turnover	48	44	57	60	60
Net assets at end of period (000 omitted)	$104,206	$82,613	$71,765	$5,469	$2,440
See Notes to Financial Statements
27

Financial Highlights – continued
Class R6	Year ended
	2/28/21	2/29/20	2/28/19	2/28/18	2/28/17
Net asset value, beginning of period	$14.24	$15.27	$15.02	$15.08	$11.45
Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.16	$0.12	$0.07	$0.10(c)
Net realized and unrealized gain (loss)	4.71	(0.38)	1.20	0.73	4.18
Total from investment operations	$4.84	$(0.22)	$1.32	$0.80	$4.28
Less distributions declared to shareholders
From net investment income	$(0.01)	$(0.15)	$(0.09)	$(0.05)	$(0.09)
From net realized gain	(0.32)	(0.66)	(0.98)	(0.81)	(0.56)
Total distributions declared to shareholders	$(0.33)	$(0.81)	$(1.07)	$(0.86)	$(0.65)
Net asset value, end of period (x)	$18.75	$14.24	$15.27	$15.02	$15.08
Total return (%) (r)(s)(t)(x)	34.98	(2.02)	9.28	5.36	37.68(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.87	0.87	0.92	0.97	1.07(c)
Expenses after expense reductions (f)	0.86	0.86	0.92	0.96	1.02(c)
Net investment income (loss)	0.89	0.99	0.78	0.47	0.73(c)
Portfolio turnover	48	44	57	60	60
Net assets at end of period (000 omitted)	$1,721,570	$1,303,575	$938,134	$599,845	$346,955

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
28

Notes to Financial Statements
(1) Business and Organization
MFS New Discovery Value Fund (the fund) is a diversified series of MFS Series Trust XIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund will generally focus on securities of small size companies which may be more volatile than those of larger companies.
In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of certain tenors of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund's investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid
29

Notes to Financial Statements  - continued
quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted
30

Notes to Financial Statements  - continued
quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of February 28, 2021 in valuing the fund's assets or liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$3,684,508,499	$—	$—	$3,684,508,499
Mutual Funds	51,206,243	—	—	51,206,243
Total	$3,735,714,742	$—	$—	$3,735,714,742
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $6,116,378. The fair value of the fund’s investment securities on loan is presented gross in the Statement of Assets and Liabilities. These loans were collateralized by U.S. Treasury Obligations of $6,095,886 held by the lending agent. The value of the fund's securities on loan net of
31

Notes to Financial Statements  - continued
the related collateral is $20,492 at period end. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
32

Notes to Financial Statements  - continued
Book/tax differences primarily relate to wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 2/28/21	Year ended 2/29/20
Ordinary income (including any short-term capital gains)	$34,305,697	$77,824,337
Long-term capital gains	33,057,559	82,429,252
Total distributions	$67,363,256	$160,253,589
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 2/28/21
Cost of investments	$2,894,621,978
Gross appreciation	904,142,130
Gross depreciation	(63,049,366)
Net unrealized appreciation (depreciation)	$ 841,092,764
Undistributed ordinary income	23,582,073
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. In addition, Class C shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 2/28/21	Year ended 2/29/20
Class A	$6,297,483	$17,789,262
Class B	130,336	312,488
Class C	807,766	1,955,625
Class I	24,173,641	64,354,722
Class R1	35,695	78,725
Class R2	98,960	238,639
Class R3	1,755,065	3,767,906
Class R4	1,948,117	4,388,677
Class R6	32,116,193	67,367,545
Total	$67,363,256	$160,253,589
33

Notes to Financial Statements  - continued
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.90%
In excess of $1 billion and up to $2.5 billion	0.80%
In excess of $2.5 billion and up to $5 billion	0.75%
In excess of $5 billion	0.70%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended February 28, 2021, this management fee reduction amounted to $323,690, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended February 28, 2021 was equivalent to an annual effective rate of 0.82% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
Classes
A	B	C	I	R1	R2	R3	R4	R6
1.39%	2.14%	2.14%	1.14%	2.14%	1.64%	1.39%	1.14%	1.10%
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until June 30, 2022. For the year ended February 28, 2021, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $21,194 for the year ended February 28, 2021, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
34

Notes to Financial Statements  - continued
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 694,517
Class B	0.75%	0.25%	1.00%	1.00%	53,005
Class C	0.75%	0.25%	1.00%	1.00%	328,373
Class R1	0.75%	0.25%	1.00%	1.00%	15,471
Class R2	0.25%	0.25%	0.50%	0.50%	20,842
Class R3	—	0.25%	0.25%	0.25%	189,718
Total Distribution and Service Fees					$1,301,926
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended February 28, 2021 based on each class's average daily net assets.MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended February 28, 2021, this rebate amounted to $585 and $4 for Class A and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended February 28, 2021, were as follows:
Amount
Class A	$6,328
Class B	11,963
Class C	1,880
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended February 28, 2021, the fee was $91,451, which equated to 0.0031% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended February 28, 2021, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,709,554.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these
35

Notes to Financial Statements  - continued
services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended February 28, 2021 was equivalent to an annual effective rate of 0.0133% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended February 28, 2021, the fund engaged in purchase transactions pursuant to this policy, which amounted to $357,211.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended February 28, 2021, this reimbursement amounted to $279,086, which is included in “Other” income in the Statement of Operations.
(4) Portfolio Securities
For the year ended February 28, 2021, purchases and sales of investments, other than short-term obligations, aggregated $1,383,554,164 and $1,608,585,930, respectively.
36

Notes to Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 2/28/21		Year ended 2/29/20
	Shares	Amount	Shares	Amount
Shares sold
Class A	2,019,337	$26,327,639	5,577,550	$85,389,314
Class B	976	13,070	19,644	285,826
Class C	169,412	2,108,802	673,942	9,832,448
Class I	31,316,292	433,769,956	42,394,685	655,167,836
Class R1	32,645	482,002	28,079	417,124
Class R2	71,753	972,777	174,890	2,687,367
Class R3	1,577,907	21,718,615	3,286,074	50,752,337
Class R4	1,417,123	19,335,999	2,243,740	35,281,576
Class R6	31,239,089	414,302,831	42,619,200	664,114,955
	67,844,534	$919,031,691	97,017,804	$1,503,928,783
Shares issued to shareholders in reinvestment of distributions
Class A	486,139	$6,285,772	1,103,400	$17,758,007
Class B	10,527	129,382	20,102	308,444
Class C	66,035	806,943	127,231	1,942,050
Class I	1,807,969	23,539,760	3,854,882	62,379,748
Class R1	2,904	35,695	5,122	78,702
Class R2	7,707	98,960	14,690	235,686
Class R3	135,422	1,755,065	233,236	3,767,906
Class R4	149,395	1,948,117	270,594	4,388,677
Class R6	2,195,048	28,645,381	3,598,415	58,497,411
	4,861,146	$63,245,075	9,227,672	$149,356,631
Shares reacquired
Class A	(7,951,911)	$(102,359,961)	(4,209,324)	$(65,745,289)
Class B	(127,934)	(1,696,929)	(74,998)	(1,108,951)
Class C	(864,947)	(10,878,824)	(772,969)	(11,432,414)
Class I	(35,383,231)	(472,821,255)	(27,611,658)	(436,075,428)
Class R1	(11,060)	(151,491)	(34,254)	(518,052)
Class R2	(179,347)	(2,429,696)	(76,108)	(1,185,224)
Class R3	(2,298,084)	(34,272,909)	(1,129,204)	(17,867,271)
Class R4	(1,803,699)	(25,628,339)	(1,410,009)	(22,315,100)
Class R6	(33,135,986)	(479,828,642)	(16,105,740)	(255,721,766)
	(81,756,199)	$(1,130,068,046)	(51,424,264)	$(811,969,495)
37

Notes to Financial Statements  - continued
	Year ended 2/28/21		Year ended 2/29/20
	Shares	Amount	Shares	Amount
Net change
Class A	(5,446,435)	$(69,746,550)	2,471,626	$37,402,032
Class B	(116,431)	(1,554,477)	(35,252)	(514,681)
Class C	(629,500)	(7,963,079)	28,204	342,084
Class I	(2,258,970)	(15,511,539)	18,637,909	281,472,156
Class R1	24,489	366,206	(1,053)	(22,226)
Class R2	(99,887)	(1,357,959)	113,472	1,737,829
Class R3	(584,755)	(10,799,229)	2,390,106	36,652,972
Class R4	(237,181)	(4,344,223)	1,104,325	17,355,153
Class R6	298,151	(36,880,430)	30,111,875	466,890,600
	(9,050,519)	$(147,791,280)	54,821,212	$841,315,919
Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Effective at the close of business on August 14, 2019, the fund is closed to new investors subject to certain exceptions. Please see the fund’s prospectus for details.
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, the MFS Aggressive Growth Allocation Fund, and the MFS Conservative Allocation Fund were the owners of record of approximately 3%, 3%, 2%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime 2060 Fund, and the MFS Lifetime Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings,
38

Notes to Financial Statements  - continued
at rates equal to customary reference rates plus an agreed upon spread. For the year ended February 28, 2021, the fund’s commitment fee and interest expense were $13,810 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$24,250,670	$817,002,037	$790,036,522	$(5,367)	$(4,575)	$51,206,243
PAE, Inc.	26,409,681	15,774,335	1,316,043	(202,572)	(2,983,261)	37,682,140
Regis Corp.	16,490,450	5,417,506	228,976	(299,217)	345,423	21,725,186
	$67,150,801	$838,193,878	$791,581,541	$(507,156)	$(2,642,413)	$110,613,569

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$112,346	$—
PAE, Inc.	—	—
Regis Corp.	—	—
	$112,346	$—
(8) Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
39

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS New Discovery Value Fund and the Board of Trustees of MFS Series Trust XIII:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS New Discovery Value Fund (the “Fund”) (one of the funds constituting MFS Series Trust XIII (the “Trust”)), including the portfolio of investments, as of February 28, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust XIII) at February 28, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
40

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
April 15, 2021
41

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of April 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	135	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A
Michael W. Roberge (k) (age 54)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 69)	Trustee	February 2014	135	Private investor	N/A
John A. Caroselli (age 66)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 65)	Trustee	January 2009	135	Private investor	N/A
Peter D. Jones (age 65)	Trustee	January 2019	135	Private investor	N/A
42

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 59)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 64)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	135	Private investor	N/A
Laurie J. Thomsen (age 63)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
43

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 52)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
44

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 60)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
45

Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Richard Offen Kevin Schmitz
46

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2021 income tax forms in January 2022.  The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $36,364,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 33.31% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
47

Federal Tax Information (unaudited) – continued
The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
48

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
49

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
50

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

1(b):

Not applicable.

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to each Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended February 28, 2021 and 2020, respectively, audit fees billed to each Fund by Deloitte and E&Y were as follows:

	Audit Fees
	2021	2020
Fees billed by Deloitte:
MFS Government Securities Fund	56,600	55,830

	Audit Fees
	2021	2020
Fees billed by E&Y:
MFS Diversified Income Fund	60,597	59,771
MFS New Discovery Value Fund	47,775	47,126
Total	108,897	106,897

For the fiscal years ended February 28, 2021 and 2020, respectively, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2021	2020	2021	2020	2021	2020
Fees billed by Deloitte:
To MFS Government Securities Fund	0	0	7,830	7,327	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2021	2020	2021	2020	2021	2020
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Government Securities Fund *	0	0	0	0	5,390	3,790

	Aggregate fees for non-audit services
	2021	2020
Fees billed by Deloitte:
To MFS Government Securities Fund, MFS and MFS Related Entities#	556,970	361,117

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2021	2020	2021	2020	2021	2020
Fees billed by E&Y:
To MFS Diversified Income Fund	0	0	8,885	8,767	1,913	1,944
To MFS New Discovery Value Fund	0	0	8,939	8,821	1,715	1,662
Total fees billed by E&Y To above Funds	0	0	17,824	17,588	3,628	3,606

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2021	2020	2021	2020	2021	2020
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Diversified Income Fund*	1,783,260	1,706,760	0	0	107,150	104,750
To MFS and MFS Related Entities of MFS New Discovery Value Fund*	1,783,260	1,706,760	0	0	107,150	104,750

	Aggregate fees for non-audit services
	2021	2020
Fees billed by E&Y:
To MFS Diversified Income Fund, MFS and MFS Related Entities#	2,143,438	2,006,221
To MFS New Discovery Value Fund, MFS and MFS Related Entities#	2,143,294	2,005,993

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#

This amount reflects the aggregate fees billed by Deloitte or E&Y, as the case may be, for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.

[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.
[4]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to reviews of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1(a) of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto as EX-99.COE.

(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act

(15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST XIII

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President

Date: April 15, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: April 15, 2021

By (Signature and Title)*	/S/ JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: April 15, 2021

*	Print name and title of each signing officer under his or her signature.